Filed Pursuant to Rule 433

Registration No. 333-205684

June 27, 2016

FREE WRITING PROSPECTUS

(To Prospectus dated June 21, 2016)

{!Contact.FirstName},

Thank you for your interest in learning more about investing with RichUncles.com. My name is {!User.FirstName}, and I just left you a voicemail introducing myself.

When is a good time to schedule a call, so I may answer your questions? Thank you,

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Office: {!User.Phone} l Direct: {!User.Extension}

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RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550 Costa Mesa, CA 92626 Facebook | Linkedin | Twitter

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) RichUncles or emailing prospectusnnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

{!Contact.FirstName},

We have some great news here at Rich Uncles that I would like to share, along with answering your questions. When is a good time for us to connect?

Thank you,

{!User.FirstName} {!User.LastName}

{!User.Title}

Office: {!User.Phone} l Direct: {!User.Extension}

{!User.Email}

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550 Costa Mesa, CA 92626

Facebook | Linkedin | Twitter

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) RichUncles or emailing prospectusnnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

{!Contact.FirstName},

Are you still interested in having your questions answered regarding owning income producing commercial real estate?

{!User.FirstName} {!User.LastName}

{!User.Title}

Office: {!User.Phone} l Direct: {!User.Extension}

{!User.Email}

RichUncles.com

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550 Costa Mesa, CA 92626

Facebook | Linkedin | Twitter

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) RichUncles or emailing prospectusnnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

{!Contact.FirstName},

Thank you for your interest in Rich Uncles Real Estate Investment Trust. We would like to set a time to speak with you, however, it appears that the phone number you provided is incorrect.

Would you please respond to this email with your correct phone number, or simply give me a call.

I look forward to speaking with you and answering your questions. Thank you,

{!User.FirstName} {!User.LastName}

{!User.Title}

Office: {!User.Phone} l Direct: {!User.Extension}

{!User.Email}

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550 Costa Mesa, CA 92626

Facebook | Linkedin | Twitter

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) RichUncles or emailing prospectusnnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

{!Contact.FirstName},

I hope all is going well for you.

We have been trying to reach you so we may answer your questions about investing in our REIT, but we have not heard back from you.

Are you still interested in learning more about owning income producing commercial real estate?

If not, please let us know so we may take you off our list. Thank you,

{!User.FirstName} {!User.LastName}

{!User.Title}

Office: {!User.Phone} l Direct: {!User.Extension}

{!User.Email}

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550 Costa Mesa, CA 92626

Facebook | Linkedin | Twitter

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) RichUncles or emailing prospectusnnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

Welcome to Rich Uncles, Tony

Hello Tony,

On behalf of the entire team at Rich Uncles, I want to say thank you for opening an account with us.

In 2006, our founding investor Ray Wirta (Chairman of CBRE, the world’s largest real estate services company), launched the idea of “Real Estate Investing for Everyone™,” and Rich Uncles was born.

Here’s how it works:

•	You Invest - With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).

•	We Collect Rent - Our portfolio of properties generates monthly tenant rental payments.

•	You Get Paid* - We pay you cash dividends each month from the collected rent.

Disclosure*

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Howard Makler

Co-Founder and President

(855) Rich-Uncles

info@RichUncles

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

Disclosure #1

The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Elements of these investments involve varying degrees of risk including high risk. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

Tony, Meet Your Rich Uncles

Hello Tony

The Uncles regard themselves as trusted stewards of investors' hard-earned money, a humbling responsibility that they take very seriously.

Billions in Real Estate Bought, Managed, Sold

Proven Experts | Highest Integrity

In 2006, Uncle Ray launched the idea of "Real Estate Investing for Everyone" and Rich Uncles was born.

Ray is the Chairman of CBRE Group, Inc. (NYSE:CBG), a Fortune 500 company that is the world’s largest commercial real estate services provider with 2015 revenues of $11 billion.

CBRE has approximately 70,000 employees, and serves real estate owners, investors and occupiers through 370 offices worldwide.

Uncle Harold is responsible for the overall direction of Rich Uncles and heads the Real Estate investment committee.

Harold is a seasoned real estate expert with $2 billion in transactional experience. He is a graduate of the UCLA School of Law.

Over the past 30 years Harold has sponsored numerous real estate funds for individual investors in the form of Limited Partnerships, Limited Liability Companies, and Real Estate Investment Trusts. It was long before Crowdfunding was in vogue that Harold began helping wealthy investors enjoy the kind of opportunities Rich Uncles offers you today.

Uncle Howie is in charge of technology, investor relations and marketing for Rich Uncles.

Howard is a successful entrepreneur creating businesses in commercial real estate, renewable energy and computer gaming.

Howard has served for over a decade as Professor at the International Council of Shopping Centers’ School of Leasing at the Wharton School of the University of Pennsylvania. Howard was the recipient of the prestigious “Rising Stars 40 Under 40 Award” by Chain Store Age. The media frequently seeks his opinions - he has been featured on ABC, Fox News, CNN and The Wall Street Journal.

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

Let Walgreens Pay the Expenses

Hello Tony,

Rich Uncles acquires single tenant properties leased on a "net" basis, where the tenant is responsible for the payment of all real estate taxes, insurance, and maintenance (“Net, Net, Net”, or NNN).

Watch this video to learn more

When you invest with Rich Uncles you own a piece of a growing portfolio of REIT properties.

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

Rich Uncles Saves You 10%. How?

Source: Investor.gov

Hello Tony,

Rich Uncles was founded for two purposes - to make real estate investment easier and less expensive for the small investor. We sell shares directly to investors and not through broker-dealers and advisers who are paid commissions and fees.

As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually invested in real estate, rather than being paid out as middlemen fees.

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

What is a REIT?

Disclosure

Hello Tony,

Investors often ask us to explain how a Real Estate Investment Trust works. In general, a REIT is an entity that:

•	combines the capital of many investors to purchase real estate;

•	allows individual investors to own an interest in a professionally managed, large-scale, diversified portfolio of real estate assets;

•	pays distributions to investors of at least 90% of its annual REIT taxable income;

•	avoids the "double taxation" treatment of corporate income.

How you can make money with Rich Uncles*

The Rich Uncles Formula for Building Wealth*

Disclosure*

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

Disclosure #2

The payment of rent by tenants, or that cash dividends will be paid to shareholders monthly, are not guaranteed. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

Disclosure #3

The payment of any cash dividends, that net asset values will increase, or that tax savings will be achieved, are not guaranteed. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

Real People, Real Investors

Hello Tony

The Rich Uncles are proud of the reputation we have earned from investors in our past REIT based in California (Rich Uncles REIT I). Below are just a few stories from the thousands of teachers, little league coaches, firemen and IT managers that have become owners of Rich Uncles growing portfolio of REIT income producing commercial real estate.

Disclosure

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

Disclosure #4

The testimonials here may not be representative of the experience of other investors. Prior performance is not indicative of future results, and there is no guarantee of future performance or success of your investment.

14 Factors You Must Consider Before Purchasing Real Estate

Hello Tony,

In selecting a potential property for acquisition, Rich Uncles uses a comprehensive internal due diligence checklist. This is “best practice” for anybody seeking to invest in commercial real estate. Here are 14 points we consider:

•	Tenant creditworthiness;

•	Lease terms, including length and frequency of rental increases;

•	Projected demand in the area;

•	Property’s geographic location and type;

•	Proposed purchased price, terms, conditions;

•	Historical financial performance;

•	Property’s physical location, visibility, curb appeal and access;

•	Construction quality and condition;

•	Potential for capital appreciation;

•	Demographics of the area, neighborhood growth patterns, economic conditions, and local market conditions;

•	Potential capital reserves required to maintain property;

•	Potential for construction of new properties in area;

•	Evaluation of title and obtaining title insurance;

•	Evaluation of any reasonable ascertainable risks such as environmental contamination.

If you have any questions about our Real Estate Investment Trust, or the Prospectus, our Investor Relations team, who are not paid on a commission basis, are available to assist you.

Please respond to this email or call (855) Rich-Uncles if you have any questions.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855) Rich-Uncles or emailing prospectus-nnn@richuncles.com, or by visiting https://richuncles.com/prospectus/nnn.

RichUncles.com

Rich Uncles NNN REIT

3080 Bristol Street, Suite 550

Costa Mesa, CA 92626

(855) Rich-Uncles

Rule 134 Compliant Radio

Times New Roman 13 point

SFX: COPY:

:10 :30 :60	1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16	Hi, I’m Howard Makler, one of the founders of RichUncles.com, Real Estate Investing for Everyone. Our $1 Billion Dollar offering is now open for investment with a $500 minimum. Rich Uncles NNN REIT is a public non-listed REIT or Real Estate Investment Trust that invests in single tenant commercial real estate. Learn more by reading our Prospectus at RichUncles.com that’s RichUncles.com or call 855-RichUncles. This media outlet is being paid under $2000 by Rich Uncles for this single message and is intended only for residents in states where the offering is approved.

Rich Uncles Video Transcript

Howard:

Hi, my name is Howard Makler, I’m one of the founders of Rich Uncle’s and I’m often asked to explain how the Rich Uncles REITs works, and how we are able to pay cash dividends each month.

Investing in commercial real estate has risks and isn’t guaranteed which is why you need to understand the strategy and the people behind it in order to make the right investment decision for yourself.

Harold:

Rich Uncles allows everyone the opportunity to own income producing commercial real estate through ownership in our REITs or Real Estate Investment Trusts.

Howard narrating while the camera zooms in on Ray having a conversation with Howard and Harold. The three Uncles are gathered around conference table, then the camera shows Harold speaking to Howard, while pointing at the laptop:

Imagine that you had the opportunity to invest alongside the chairman of the world’s largest commercial real estate company and a handpicked team of experts who know the world of real estate inside and out.

Howard speaking now directly into the camera:

That’s exactly what Rich Uncles brings to you.

Howard:

Our strategy is simple and smart; we buy commercial properties leased to reliable companies with long-term leases.

Pictures of Chase Bank, Chevron and Rite Aid are shown on the screen:

Howard:

These are strong, creditworthy businesses like banks, gas stations, and drug stores - just to name a few.

These properties have what are known as “triple net leases”

Howard (sitting at desk):

This means that the tenants are responsible for paying all property related expenses, including: taxes, insurance, and maintenance.

Perhaps the best example of how the Rich Uncles think on your behalf is that we limit mortgage debt by buying real estate with 50% cash down payments, which means we have 50% cash equity throughout our entire real estate portfolio.

Each month we take the rent collected from our tenants that lease the properties we own together, and distribute it back to all investors as a cash dividend. You can either enjoy this dividend as cash flow or automatically reinvest it and compound your ownership.

Howard speaking while sitting at desk, then camera shows Harold, Howard and Ray discussing matters in the boardroom and in front of a laptop, while Howard continues to narrate:

Since investing in commercial real estate has risks and isn’t guaranteed, we at Rich Uncles see ourselves as the stewards of our investors’ money, and that’s a responsibility we take very seriously. To us, that means putting in the extra work and using our decades of experience to make sure that we’re making smart investment decisions on your behalf. Thank you, and welcome to Rich Uncles.

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates.  Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. have filed with the SEC for more complete information about Rich Uncles NNN REIT’s securities offering.  You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.  Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich-Uncles or email at info@RichUncles.com.

This video does not constitute an offer to sell or a solicitation of an offer to make any investment herein.  The purchase of any security can only be made by the Rich Uncles NNN REIT, Inc. prospectus.

Purchasing Rich Uncles NNN REIT, Inc. involves a high degree of risk including the fact that Rich Uncles NNN REIT, Inc. is a new company with a limited track record.  There is no guarantee as to future investment performance and you may lose some or all of your investment.  You should carefully read the prospectus, including its discussion of risks, prior to making any investment decision. Investors are advised to consult with their tax, legal and financial advisers and to carefully consider their investment objectives and risk tolerance before making an investment decision.

Some of the statements contained herein are forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These statements involve known and unknown risks, uncertainties and other factors that may cause the investment’s performance to be materially and adversely different from any future results or performance expressed or implied by these forward-looking statements.

RICH UNCLES VIDEO 2 TRANSCRIPT

NARRATOR:

This is your Rich Uncle’s gold watch.

This is your Rich Uncle’s secret tattoo.

RICH UNCLE: Shhhhh

NARRATOR: This is your Rich Uncle’s dog, Stephen Van Rensselaer.

And this is what Stephen Van Rensselaer dreams of.

This is your Rich Uncle.

Your Rich Uncle is...

RICH UNCLE: …I’m an investor.

NARRATOR: A damn good one.

RICH UNCLE: Thank you.

NARRATOR: How did your Rich Uncle become the man he is today?

RICH UNCLE: Archie?

ARCHIE: Yes?

RICH UNCLE: Tell em’ how it’s done.

ARCHIE: Rich Uncles is a Real Estate Investment Trust which allows you to own commercial property. Corporate America pays rent to Rich Uncles, and Rich Uncles pays cash dividends to you.

Wall Street to Main Street, if you will.

RICH UNCLE: Oh…I will!

ARCHIE: Property is purchased with fifty percent cash down. They collect rent and pay you cash dividends each month. Need your money back? They repurchase shares monthly.

NARRATOR: This is your Rich Uncle.

RICH UNCLE: You already said that.

NARRATOR: But she’s also your Rich Uncle.

And so is he.

And her too.

And all of them.

And you too, can become a Rich Uncle.

This is your Rich Uncle welcoming you to the family.

RICH UNCLE: Welcome to the family!

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates.  Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. have filed with the SEC for more complete information about Rich Uncles NNN REIT’s securities offering.  You may get these documents for free by visiting EDGAR on the SEC web site atwww.sec.gov.  Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich-Uncles or email at info@RichUncles.com.

This video does not constitute an offer to sell or a solicitation of an offer to make any investment herein.  The purchase of any security can only be made by the Rich Uncles NNN REIT, Inc. prospectus.

Purchasing Rich Uncles NNN REIT, Inc. involves a high degree of risk including the fact that Rich Uncles NNN REIT, Inc. is a new company with a limited track record.  There is no guarantee as to future investment performance and you may lose some or all of your investment.  You should carefully read the prospectus, including its discussion of risks, prior to making any investment decision. Investors are advised to consult with their tax, legal and financial advisers and to carefully consider their investment objectives and risk tolerance before making an investment decision.

Some of the statements contained herein are forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These statements involve known and unknown risks, uncertainties and other factors that may cause the investment’s performance to be materially and adversely different from any future results or performance expressed or implied by these forward-looking statements.

Rich Uncles Announces Launch of $1 Billion Rich Uncles NNN REIT, formed to Purchase Single-Tenant, Triple-Net Leased Corporate Properties Throughout the U.S.

Unique RichUncles.com Crowdfunding Platform Empowers “Real Estate Investing for EveryoneTM”

Costa Mesa, CA – Date TBD, 2016 – RichUncles.com, a technology-enabled platform that allows small investors the opportunity to participate in large-scale real estate ownership for as little as $500, has announced the launch of Rich Uncles NNN REIT. Rich Uncles NNN REIT is a Real Estate Investment Trust authorized to raise $1 billion to purchase single- tenant, triple-net leased properties. Founded in 2012 by Ray Wirta, Chairman of the Board of CBRE Group, Inc. (NYSE:CBG), RichUncles.com is the realization of his long-held vision of democratizing commercial real estate ownership - delivering Wall Street deals to Main Street investors.

“We are very excited to launch Rich Uncles NNN REIT, bringing our easy-to-use platform to investors nationwide who may not otherwise have access to commercial real estate investment opportunities,” stated Harold Hofer, CEO of Rich Uncles NNN REIT.

This latest announcement comes on the heels of Rich Uncles’ recent closing of Rich Uncles REIT I, a $75 million California REIT. Rich Uncles REIT I originally started as a $25 million offering, increasing its size twice and has paid approximately $2 million in dividends to date.

“Our investors have limited exposure to real estate investments” explained Hofer. “Much of corporate America has made the decision to lease, rather than own, real estate, and Rich Uncles acts as a Crowdfunding conduit, delivering corporate America’s rental payments into Middle America’s pocketbooks.”

About RichUncles.com –

Rich Uncles was founded for a single purpose – to make real estate investment easier and less expensive for the small investor. Rich Uncles has created an on-line distribution channel for the sale of non-exchange listed public REITs that eliminates payment of 10% commissions to financial planner intermediaries. This new distribution channel embraces the large-scale reach of the internet, and the ease of access to and transparency of information contained over the internet.

Company executives include Ray Wirta, Chairman of the Board, who is also the current Chairman and former CEO of CBRE, and Harold Hofer, CEO and Director. The company's president is Howard Makler.

Follow RichUncles.com on Social Media at Facebook/Twitter/LinkedIn: @RichUncles

3080 Bristol Street, Suite 550, Costa Mesa, CA 92626. Office: (949) 275-2658 www.richuncles.com

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-RichUncles) or email at prospectus@RichUncles.com, or by clicking the attached hyperlink: RichUncles.com/prospectus/nnn

RichUncles.com Announces Acquisition of Walgreens Drugstore (GA) & Accredo Health Group/Express Scripts (FL), Totaling $17 Million as Part of Billion Dollar Rich Uncles NNN REIT Throughout the U.S.

Costa Mesa, CA – “Date TBD”, 2016 –Rich Uncles NNN REIT, a Real Estate Investment Trust authorized to raise $1 billion to purchase single-tenant, triple-net leased properties nationwide, announced the completion of $17,000,000 in commercial real estate purchases in Georgia & Florida. The commercial properties included Walgreens Drugstore in Stockbridge, GA (approximately 15,120 sq. ft.) and Accredo Health Group / Express Scripts in Orlando, FL (approximately 63,000 sq. ft.).

“These two investment grade tenants constitute a great launch of our Rich Uncles NNN REIT” stated CEO Harold Hofer. “Over $1.2 million in annualized net rental income is generated by these leases”.

Founded in 2012 by Ray Wirta, Chairman of the Board of CBRE Group, Inc. (NYSE:CBG), RichUncles.com is the realization of his long-held vision of democratizing commercial real estate ownership - delivering Wall Street deals to Main Street investors. RichUncles.com is a technology-enabled platform that allows small investors the opportunity to participate in large-scale real estate ownership for as little as $500.

About RichUncles.com – Rich Uncles was founded for a single purpose – to make real estate investment easier and less expensive for the small investor. Rich Uncles has created an on-line distribution channel for the sale of non-exchange listed public REITs that eliminates payment of 10% commissions to financial planner intermediaries. This new distribution channel

embraces the large-scale reach of the internet, and the ease of access to and transparency of information contained over the internet.

Company executives include Ray Wirta, Chairman of the Board, who is also the current Chairman and former CEO of CBRE, and Harold Hofer, CEO and Director. The company's president is Howard Makler.

Follow RichUncles.com on Social Media at Facebook/Twitter/LinkedIn: @RichUncles

3080 Bristol Street, Suite 550, Costa Mesa, CA 92626. Office: (949) 275-2658 www.richuncles.com

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT have filed with the SEC for more complete information about Rich Uncles and the securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-RichUncles) or email at prospectus@RichUncles.com, or by clicking the attached hyperlink: RichUncles.com/prospectus/nnn


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This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. The offering is made only by the prospectus.
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich-Uncles or email at Prospectus-NNN@RichUncles.com, or by clicking here.
Inves
eal Estate
6.5%+ h
ore
Disclosure Prospectus
Get Started
Meet the Uncles
Investment Risks*
How it Works

My Account How it Works Meet the Uncles Properties Stories Risks LINA Invest Now

Real Estate Investment Opportunities

6.5%+ historical cash dividends paid

Disclosure

CLOSED	OPEN	COMING
Rich Uncles REIT I	Rich Uncles NNN REIT	Rich Uncles REIT (Reg A+ Tier 2)
$100 Million Offering	**$1 Billion Offering**	Accepting Reservations

Open for Investment

Start with
$500 or more

Cash Dividends
Paid Monthly

Disclosure

Strategy: Single-Tenant Triple Net Properties



Orlando, FL	Stockbridge, GA	Antioch, CA	Roseville, CA	San Jose, CA	Rancho Cordova
6252 Lee Vista Blvd.	1855 Hudson Bridge Road	3457 Deer Valley Road	701 Cirby Way	623 South Winchester Blvd	

Do you have a


My Account
How it Works
Meet the Uncles
Properties
Stories
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LINA
Invest Now
Real Estate Investment Opportunities
6.5%+ historical cash dividends paid
Disclosure
The information presented represents the historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC (formerly known as Nexregen, LLC) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncles' NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.
CLOSED
COMING
Rich Uncles RE
$100 Million Offe
s REIT (Reg A+ Tier 2)
ting Reservations
Open for Investment
Start with
$500 or more
Cash Dividends
Paid Monthly
Disclosure
Strategy: Single-Tenant Triple Net Properties
Orlando, FL
Stockbridge, GA
Antioch, CA
Roseville, CA
San Jose, CA



My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Real Estate Investment Opportunities
6.5%+ historical cash dividends paid
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.
Disclosure
Strategy: Single-Tenant Triple Net Properties
Orlando, FL
Stockbridge, GA
Antioch, CA
Roseville, CA
San Jose, CA



My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Rich Uncles REIT I
$100 Million Offering
Rich Uncles NNN REIT
$1 Billion Offering
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Open for Investment
Start with
$500 or more
Cash Dividends
Paid Monthly
Disclosure
Strategy: Single-Tenant Triple Net Properties
Orlando, FL
6252 Lee Vista Blvd.
ACQUIRED IN 2016
Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016
Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*
Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*
Get Started
Investment Risks
Disclosure*
Prospectus

Open for Investment

Start with

$500 or more

Cash Dividends

Paid Monthly

Disclosure

Strategy: Single-Tenant Triple Net Properties



Orlando, FL

6252 Lee Vista Blvd.

ACQUIRED IN 2016



Stockbridge, GA

1855 Hudson Bridge Road

ACQUIRED IN 2016


CHASE

Antioch, CA

3457 Deer Valley Road

ACQUIRED IN 2016
Partial Interest*



Roseville, CA

701 Cirby Way

ACQUIRED IN 2016
Partial Interest*



San Jose, CA

623 South Winchester Blvd

ACQUIRED IN 2016
Partial Interest*



Rancho Co

2707 Sunris

ACQUIRED
Partial In

Get Started

Investment Risks

Disclosure* Prospectus

Do you have a question?


My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Rich Uncles REIT I
$100 Million Offering
Rich Uncles NNN REIT
$1 Billion Offering
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Open for Investment
Start with
$500 or more
Cash Dividends
Paid Monthly
Disclosure
Strategy: Single-Tenant Triple Net Properties
Orlando, FL
6252 Lee Vista Blvd.
ACQUIRED IN 2016
Stockbridge, GA
Antioch, CA
CA
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich-Uncles or email at prospectus.NNN@RichUncles.com, or by clicking here.
*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.
Disclosure*
Prospectus

Risk Disclosures

INVESTMENT RISKS

Before you invest, you should carefully review the applicable prospectus (for the Rich Uncles NNN REIT S-11 registered securities offering) or the offering circular (for the Rich Uncles REIT Regulation A+ offering) (hereinafter the "REITs"). You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov or through links available on RichUncles.com website. Alternatively, Rich Uncles will arrange to send you the prospectus or offering circular if you request it by calling toll free 855-742-4862 or email Prospectus-NNN@richuncles.com

For the S-11 offering:

Rich Uncles NNN REIT has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents filed with the SEC for more complete information about the S-11 securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking the attached hyperlink here.

For the Regulation A+ offering:

Rich Uncles REIT is seeking indications of interest concerning its Reg A+ Tier 2 securities offering. Any indication of interest involves no obligation or commitment of any kind. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.

For Both REIT Offerings:

The offerings on the Rich Uncles website are non-traded real estate investment trusts, or REITs. A REIT is a corporation that owns income producing real estate. REITs pool the capital of numerous investors to purchase a portfolio of properties. Non-traded REITs do not trade on a national securities exchange and thus **you should understand that any investment in our REIT is generally illiquid.** Early redemption of your shares may be possible each month through a Rich Uncles program, but are subject to limitations and fees discussed in the offering documents, including the prospectus or offering circular. As these REITs are not publicly traded on any securities exchange, many factors affect the valuation of non-traded REITs, including the portfolio of real estate assets owned, strength of the balance sheet, overhead expenses and cost of capital. The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Elements of the investments involve varying degrees of risk, including high risk. The information presented represents the

historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.

Before purchasing shares in any REIT, you should consider the following high risk factors:

- The REITs are initial public offerings; neither has any prior operating history, and the prior performance of real estate programs sponsored by affiliates of our sponsor may not be indicative of our future results.
- The REITs are "best efforts" offerings. If we are unable to raise substantial funds, we may not be able to invest in a diverse portfolio of real estate and real estate-related investments, and the value of your investment may fluctuate more widely with the performance of relatively few specific investments.
- The REITs are "blind pool" investments because the REITs have not identified any properties to acquire with the net proceeds from the REITs' offerings. As a result, you will not be able to evaluate the economic merits of future investments prior to their purchase. The REITs may be unable to invest the net proceeds from their offerings on acceptable terms to investors, or at all.
- The REITs have not yet qualified as REITs, and may fail to qualify as REITs, which could adversely affect operations and the ability to make distributions.

A description of some pertinent risk factors is below. A complete review of all risk factors is contained in the offering documents for each REIT offering, including the prospectus or the offering circular, and should be carefully reviewed before making any investment in any REIT:

Investing in the REITs involves certain risks. You should carefully consider the following risk factors. If any of the following risks were to occur, a REIT's business, financial condition or results of operations could be materially and adversely affected. In these circumstances, the value of the common stock may decline, and you could lose some or all of your investment.

High Risks Related to the Start-up Nature of our Business

As newly established businesses, investing in the REITs involves high risks that are not present in other companies, including other real estate investment trusts, that have an established investment portfolio and operating history. These high risk factors include the following:

The REITs have no prior operating history or established financing sources, and the prior performance of real estate investment programs sponsored by affiliates of our sponsor may not be an indication of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

You should consider prospects in light of the risks, uncertainties and difficulties frequently encountered by companies that are, like the REITs, in their early stage of development. To be successful in this market, the REITs must, among other things:

- identify and acquire investments that further their investment objectives;
- increase awareness of the REITs' names within the investment products market;
- attract, integrate, motivate and retain qualified personnel to manage the REITs' day-to-day operations;
- respond to competition for the REITs' targeted real estate properties and other investments as well as for potential investors; and
- continue to build and expand the REITs' operational structure to support our business.

The REITs do not and cannot guarantee that they will succeed in achieving these goals, and a failure to do so could cause you to lose all or a portion of your investment.

The REITs are "best efforts" offerings. If the REITs are unable to raise substantial funds, the REITs will be limited in the number and type of investments, and the value of your investment will fluctuate with the performance of the specific properties acquired.

The REITs' offerings are being made on a "best efforts" basis, meaning that the REITs are only required to use best efforts to sell REIT shares and have no firm commitment or obligation to purchase any of the shares. As a result, the amount of proceeds raised in the offerings may be substantially less than the amount the REITs need to achieve a broadly diversified property portfolio. The REITs may be unable to raise even the minimum offering amount. If the REITs are unable to raise substantially more than the minimum offering amount, the REITs will make fewer investments resulting in less diversification in terms of the number of investments owned, the types of investments that the REITs make, and the geographic regions in which the investments are located. In such event, the likelihood of the REITs' profitability being affected by the performance of any one of their investments will increase. Additionally, the REITs are not limited in the number or size of our investments or the percentage of net proceeds the REITs may dedicate to a single investment. Your investment in any REIT shares will be subject to greater risk to the extent that the REITs lack a diversified portfolio of investments. Further, the REITs will have certain relatively fixed third party expenses such as legal, tax and audit, regardless of whether the REITs are able to raise substantial funds in this offering. The REITs inability to raise substantial funds could increase fixed third party expenses as a percentage of gross income, potentially reducing net income and cash flow and potentially limiting the REITs' ability to make distributions.

Because stockholders will not have the opportunity to evaluate the investments the REITs may make before they make them, they are considered to be a blind pool. The REITs may make investments with which stockholders do not agree.

The REITs have not identified any real estate investments that are reasonably probable to be acquired or originated with the proceeds from these offerings. As a result, the REITs are not able to provide you with any information to assist you in evaluating the merits of any specific assets that the REITs may acquire. The REITs' boards of directors and advisors have broad discretion when identifying, evaluating and making such investments. You will have no opportunity to evaluate the transaction terms or other financial or operational data concerning specific investments before the REITs invest. Furthermore, the REITs' boards of directors will have broad discretion in implementing policies regarding tenant creditworthiness and you will likewise have no opportunity to evaluate potential tenants. As a result, you must rely on the REITs' boards of directors and advisors to identify and evaluate investment opportunities, and they may not be able to achieve the business objectives, may make unwise decisions or may make investments with which you do not agree.

Failure to qualify as a REIT would reduce net earnings available for investment or distribution.

Qualification as a REIT will depend upon the ability to meet requirements regarding organization and ownership, distributions of income, the nature and diversification of income and assets and other tests imposed by the Internal Revenue Code. If there is a failure to qualify as a REIT for any taxable year after electing REIT status, there will be federal income tax on taxable income at corporate rates. In addition, the REITs would generally be disqualified from treatment as a REIT for the four taxable years following the year in which they lost REIT status. Losing REIT status would reduce net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions would no longer qualify for the dividends-paid deduction and there would no longer be a requirement to make distributions. If this occurs, the REITs might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

Risks Related to an Investment in Common Stock

The REITs may be unable to pay or maintain cash distributions or increase distributions over time.

There are many factors that can affect the availability and timing of cash distributions to stockholders. Distributions will be based principally on cash available from operations. The amount of cash available for distribution will be affected by many factors, such as the REITs' ability to buy properties as offering proceeds become available and operating expense levels, as well as many other variables. Actual cash available for distribution may vary substantially from estimates. It cannot be assured that the REITs will be able to pay or maintain distributions or that distributions will increase over time, nor can the REITs give any assurance that rents from the properties will increase, or that future acquisitions of real properties will increase cash available for distribution to stockholders. **The REITs face significant competition for real estate investment opportunities, which may limit the REITs' ability to acquire suitable investments and achieve investment objectives or pay distributions.**

The REITs face competition from various entities for real estate investment opportunities, including other REITs, pension funds, banks and insurance companies, investment funds and companies, partnerships and developers. Many of these entities have substantially greater financial resources than the REITs do and may be able to accept more risk than the REITs can prudently manage, including risks with respect to the creditworthiness of tenants or the geographic location of the investments. Competition from these entities may reduce the number of suitable investment opportunities offered to the REITs or increase the bargaining power of property owners seeking to sell. Additionally, disruptions and dislocations in the credit markets could impact the cost and availability of debt to finance real estate investments, which is a key component of the REITs' acquisition strategy. A downturn in the credit markets and a potential lack of available debt could result in a further reduction of suitable investment opportunities and create a competitive advantage for other entities that have greater financial resources than the REITs do. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If

the REITs acquire investments at higher prices and/or by using less-than-ideal capital structures, the returns will be lower and the value of assets may not appreciate or may decrease significantly below the amount paid for such assets. If such events occur, stockholders may experience a lower return on their investment.

If the REITs are unable to find suitable investments, they may not be able to achieve investment objectives or pay distributions.

The REITs' ability to achieve investment objectives and to pay distributions depends upon the performance of their advisors in the acquisition of investments, including the determination of any financing arrangements. The REITs are also subject to competition in seeking to acquire real estate-related investments. The more shares sold in a securities offering, the greater a challenge it will be to invest the net offering proceeds on attractive terms. The REITs' investors must rely entirely on the management abilities of each REITs' advisors and boards of directors. The REITs can give no assurance that advisors will be successful in obtaining suitable investments on financially attractive terms or that, if advisors make investments on the REITs' behalf, the investment objectives will be achieved. In the event the REITs are unable to timely locate suitable investments, the REITs may be unable or limited in ability to pay distributions and may not be able to meet investment objectives.

If the REITs raise substantial offering proceeds in a short period of time, they may not be able to invest all of the net offering proceeds promptly, which may cause distributions and the long-term returns to our stockholders to be lower than they otherwise would.

The REITs could suffer from delays in locating suitable investments. The more shares sold in a securities offering, the more difficult it will be to invest the net offering proceeds promptly and on attractive terms. Therefore, the large size of the REITs' offerings increases the risk of delays in investing net offering proceeds. The REITs' reliance on their advisors and the real estate and debt finance professionals that the advisors retain to identify suitable investments at times when such persons are simultaneously seeking to identify suitable investments for other Rich Uncles-affiliated programs or Rich Uncles-advised investors could also delay the investment of the proceeds of this offering. Delays the REITs' encounter in the selection, acquisition and development of income-producing properties or the acquisition of other real estate investments would likely limit the REITs' ability to pay distributions to you and reduce your overall returns.

Disruptions in the financial markets and uncertain economic conditions could adversely affect market rental rates, commercial real estate values and the REITs' ability to secure debt financing, service future debt obligations, or pay distributions to stockholders.

Currently, both the investing and leasing environments are highly competitive. While there has been some increase in the amount of capital flowing into the U.S. real estate markets, the uncertainty regarding the economic environment has made businesses reluctant to make long-term commitments or changes in their business plans.

The REITs' plan to rely on debt financing to finance real estate properties and may have difficulty refinancing some of the debt obligations prior to or at maturity or may not be able to refinance these obligations at terms as favorable as the terms of the initial indebtedness. Or the REITs may be unable to obtain additional debt financing at all. If the REITs are not able to refinance initial indebtedness on attractive terms at

the various maturity dates, the REITs may be forced to dispose of assets. Recent financial market conditions have improved from the bottom of the economic cycle, but material risks are still present. Market conditions can change quickly, which could negatively impact the value of the REITs' assets.

Disruptions in the financial markets and continued uncertain economic conditions could adversely affect the values of the REITs' investments. Furthermore, declining economic conditions could negatively impact commercial real estate fundamentals and result in lower occupancy, lower rental rates and declining values in any real estate portfolio and in the collateral securing loan investments, which could have the following negative effects on the REITs:

- the values of the REITs' investments in commercial properties could decrease below the amounts paid for such investments;
- revenues from the REITs' properties could decrease due to fewer tenants and/or lower rental rates, making it more difficult for the REITs to pay distributions or meet debt service obligations on debt financing; and
- These factors could reduce stockholders' return and decrease the value of an investment in either REIT.

If the REITs fail to diversify their investment portfolios, downturns relating to certain geographic regions, industries or business sectors may have a more significant adverse impact on the assets and effect the ability to pay distributions than if the REITs had a diversified investment portfolio.

The REITs investments may at times be concentrated in a limited number of geographic locations. To the extent that the portfolios may be concentrated in limited geographic regions, industries or business sectors, downturns relating generally to such region, industry or business sector may result in defaults on a number of REIT investments within a short time period, which may reduce net income and the value of the common stock and accordingly limit the REITs' ability to pay distributions to stockholders.

Any adverse economic or real estate developments in the REITs' target markets could adversely affect operating results and the ability to pay distributions to stockholders.

Because the REITs depend upon advisors and affiliates to conduct REIT operations, adverse changes in the financial health of an advisor or its affiliates could cause the REITs' operations to suffer.

The REITs depend on advisors to manage operations and the portfolio of assets. The advisors depend upon the fees and other compensation that they receive from the REITs. Any adverse changes to the REITs' relationship with, or the financial condition of, its advisors and affiliates, could hinder their ability to successfully manage the REITs' operations and portfolio of investments.

The REITs may not be successful in conducting securities offerings, which would adversely impact the REITs' ability to implement an investment strategy.

The success of a securities offering, and the REITs' ability to implement a business strategy, depends upon the ability to sell the REITs' shares to investors. All investors have a choice of numerous competing real estate investment trust offerings, which may make selling the REITs' shares to investors more difficult. If the REITs are not successful in growing, operating and managing this process, the REITs' abilities to raise proceeds through securities offerings will be limited and there may not be adequate capital to implement the REITs' investment strategy.

The loss of or the inability to retain or obtain key real estate professionals at the REITs' advisors could delay or hinder implementation of investment strategies, which could limit the ability to make distributions and decrease the value of an investment in the REITs' shares.

The offering price per share of the REITs' common stock, which after December 31, 2016 will be NAV (Net Asset Value), may not reflect the value of the stockholders' investment.

As with any valuation methodology, the methodologies we use are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties using different assumptions and estimates could derive a different estimated NAV per share of the REITs' common stock, and these differences could be significant. The estimated NAV per share is not audited and does not represent the fair value of assets less the fair value of liabilities according to GAAP, nor does it represent a liquidation value of assets and liabilities or the price at which shares of common stock would trade on a national securities exchange.

Accordingly, the REITs can give no assurance that:

- a stockholder would ultimately realize distributions per share equal to our estimated NAV per share upon a sale of the REITs;
- the shares of common stock would trade at the estimated NAV per share on a national securities exchange;
- a third party would offer the estimated NAV per share in an arm's-length transaction to purchase all or substantially all of the shares of common stock; and
- another independent third-party appraiser or third-party valuation firm would agree with our estimated NAV per share

Risks Related to Conflicts of Interest

The REITs' advisors, sponsors and their affiliates, including all executive officers and affiliated directors and other key real estate professionals, face conflicts of interest caused by their compensation arrangements with the REITs and with other Rich Uncles-affiliated programs, which could result in actions that are not in the long-term best interests of the REITs' stockholders.

Most of our executive officers and our affiliated directors and other key real estate professionals are also officers, directors, managers, key professionals and/or holders of a direct or indirect controlling interest in our advisors, sponsors and/or other Rich Uncles-affiliated entities. The REITs' advisors, sponsors and their affiliates receive substantial fees from the REITs. These fees could influence the advisors' advice as well as the judgment of its affiliates.

The REITs advisors, sponsors and their affiliates face conflicts of interest relating to the acquisition of assets due to their relationship with other Rich Uncles-affiliated programs and Rich Uncles-advised investors, which could result in decisions that are not in the REITs' best interest or the best interests of the REITs' stockholders.

The REITs rely on our advisors, sponsors and other key real estate professionals at our advisors, including Messrs. Hofer and Wirta, to identify suitable investment opportunities for us. The REITs are advised by our sponsors and rely on many of the same real estate professionals as will future Rich Uncles-affiliated programs advised by advisors. As such, we and the other Rich Uncles-affiliated programs, and Rich Uncles-advised investors rely on many of the same real estate professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Many investment opportunities that are suitable for the REITs may also be suitable for other Rich Uncles-affiliated programs and Rich Uncles-advised investors. When these real estate professionals direct an investment opportunity to any Rich Uncles-affiliated program or Rich Uncles-advised investor they, in their sole discretion, will offer the opportunity to the program or investor for which the investment opportunity is most suitable based on the investment objectives, portfolio and criteria of each program or investor. Our acquisition stage may overlap with future Rich Uncles-affiliated programs and Rich Uncles-advised investors.

The REITs and other Rich Uncles-affiliated programs and Rich Uncles-advised investors also rely on these real estate professionals to supervise the management of investments. If the Rich Uncles team of real estate professionals direct creditworthy prospective tenants to properties owned by another Rich Uncles-affiliated program or Rich Uncles-advised investors when it could direct such tenants to the REITs' properties, our tenant base may have more inherent risk and the properties' occupancy may be lower than might otherwise be the case.

Further, existing and future Rich Uncles-affiliated programs and Rich Uncles-advised investors and Messrs. Hofer and Wirta generally are not and will not be prohibited from engaging, directly or indirectly, in any business or from possessing interests in any other business venture or ventures, including businesses and ventures involved in the acquisition, development, ownership, leasing or sale of real estate-related investments.

The REITs' officers, advisors, sponsors, and the real estate, debt finance, management and accounting professionals assembled by the REITs' advisors face competing demands on their time and this may cause operations and our stockholders' investment in the REITs to suffer.

The REITs rely on officers, advisors, sponsors and the real estate, debt finance, management and accounting professionals that the advisors retain, including Messrs. Hofer and Wirta, to provide services for the day-to-day operation of the REITs' businesses. Each REIT is also advised by Rich Uncles and relies on sponsors and many of the same real estate, debt finance, management and accounting professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Further, our officers and affiliated directors are also officers and/or affiliated directors of some or all of the other Rich Uncles-affiliated programs. As a result of the REITs' executive officer interests in other Rich Uncles-affiliated programs, their obligations to Rich Uncles-advised investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, Messrs. Hofer and Wirta face conflicts of interest in allocating their time among the REITs and other Rich Uncles-affiliated programs and other Rich Uncles-advised investors, as well as other business activities

in which they are involved. During times of intense activity in other programs and ventures, these individuals may devote less time and fewer resources to the REITs' businesses than is necessary or appropriate to manage the businesses. Furthermore, some or all of these individuals may become employees of another Rich Uncles-affiliated program in an internalization transaction or, if the REITs internalize their advisors, may not become the REITs' employees as a result of their relationship with other Rich Uncles-affiliated programs. If these events occur, the returns on investment, and the value of your investment in REITs, may decline.

Because other Rich Uncles-affiliated programs may conduct offerings concurrently with the REITs' offerings, advisors and sponsors may face potential conflicts of interest arising from competition among the REITs and these other programs for investors and investment capital, and such conflicts may not be resolved in the REITs' favor.

Our stockholders may not be able to immediately sell their shares under our share repurchase program.

We do not expect that a secondary market for resale of the REITs' stock will develop, but the REITs' intend to provide monthly share repurchase programs for shareholders who wish to sell their shares. The REITs' ability to repurchase shares depends the levels of cash reserves (including distribution reinvestment proceeds), availability under any line of credit that the REITs might have, the pace of new share sales, and the REITs' ability to sell properties. If the REITs must sell properties in order to honor repurchase requests, the repurchase of shares tendered for repurchase could be delayed until they have sold sufficient properties to honor such requests. The REITs expect that the property sale process, if required to honor repurchase requests, could take several months, and the REITs cannot determine how long it might take to raise sufficient capital from property sales and other sources to honor all such requests. The REITs intend to honor such repurchase requests in the order they are received.

The boards of the REITs may amend, suspend or terminate the REITs' share repurchase programs.

The REITs may, at some future date, seek to list their shares on a national securities exchange to create a secondary market for their stock, but the REITs have no current plan to do so, and for the foreseeable future shareholders should assume that the only available avenue to sell their shares will be the share repurchase programs offered by each REIT.

Because the REITs are selling their shares directly to the public, our stockholders will not have the benefit of an independent due diligence review of the REITs, which is customarily performed in underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty stockholders of the REITs face.

There will be no outside independent review of the REITs' finances and operations. Therefore, REIT stockholders must rely on the information in the offering materials, including the prospectus or offering circular, and will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a public securities offering.

The REITs' investors' interest in each REIT could be diluted if a REIT issues additional shares, which could reduce the overall value of a stockholder's investment.

Payment of fees to the REITs' advisors, sponsors and their affiliates reduces cash available for investment and distribution to stockholders and increases the risk that stockholders will not be able to recover the amount of their investment in the REITs' shares.

The REITs' advisors, sponsors and their affiliates perform services for the REITs in connection with the selection and acquisition of real estate investments, the management and leasing of real estate properties, the administration of real estate-related investments and the disposition of real estate investments. The REITs pay them substantial fees for these services, which results in immediate dilution of the value of stockholders' investments and reduces the amount of cash available for investment or distribution to stockholders.

If the REITs are unable to obtain funding for future capital needs, cash distributions to the REITs' stockholders and the value of the investments could decline.

When tenants do not renew their leases or otherwise vacate their space, the REITs will often need to expend substantial funds for improvements to the vacated space in order to attract replacement tenants. Even when tenants do renew their leases the REITs may agree to make improvements to their space as part of negotiations. If the REITs need additional capital in the future to improve or maintain properties or for any other reason, the REITs may have to obtain funding from sources other than cash flow from operations or proceeds from any distribution reinvestment plan, such as borrowings or future equity offerings. These sources of funding may not be available on attractive terms or at all. If the REITs cannot procure additional funding for capital improvements, the investments may generate lower cash flows or decline in value, or both, which would limit the REITs' ability to make distributions to stockholders and could reduce the value of stockholders' investments in in the REITs.

General Risks Related to Investments in Real Estate

Economic, market and regulatory changes that impact the real estate market generally may decrease the value of investments in the REITs and weaken operating results.

The REITs' operating results and the performance of the properties acquired by each REIT are subject to the risks typically associated with real estate, any of which could decrease the value of REIT investments and could weaken operating results, including:

- downturns in national, regional and local economic conditions;
- competition;
- adverse local conditions, such as oversupply or reduction in demand for buildings and changes in real estate zoning laws that may reduce the desirability of real estate in an area;
- vacancies, changes in market rental rates and the need to periodically repair, renovate and re-let space;
- changes in interest rates and the availability of permanent mortgage financing, which may render the sale of a property or loan difficult or unattractive;

- changes in tax (including real and personal property tax), real estate, environmental and zoning laws;
- natural disasters such as hurricanes, earthquakes and floods;
- acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;
- the potential for uninsured or underinsured property losses; and
- periods of high interest rates and tight money supply.

Any of the above factors, or a combination thereof, could result in a decrease in the REITs' cash flow from operations and a decrease in the value of the REITs' investments, which would have an adverse effect on operations, on the REITs' ability to pay distributions to stockholders and on the value of stockholders' investments.

The REITs may obtain only limited warranties when purchasing a property.

The seller of a property will often sell such property in its "as is" condition on a "where is" basis and "with all faults," without any warranties of merchantability or fitness for a particular use or purpose. In addition, purchase agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Also, most sellers of large commercial properties are special purpose entities without significant assets other than the property itself. The purchase of properties with limited warranties or from undercapitalized sellers increases the risk that the REITs may lose some or all of their invested capital in the property as well as the loss of rental income from that property.

The REITs may finance properties with lock-out provisions, which may prohibit them from selling a property, or may require them to maintain specified debt levels for a period of years on some properties.

Properties that become vacant could be difficult to re-lease or sell, which could diminish the return on these properties and adversely affect the REITs' cash flow and ability to pay distributions to stockholders.

Properties may incur vacancies either by the expiration and non-renewal of tenant leases or the default of tenants under their leases. If vacancies continue for a long period of time, the REITs may suffer reduced revenues resulting in less cash available for distribution to stockholders.

The REITs depend on tenants for their revenue generated by real estate investments and, accordingly, the revenue generated by our real estate investments and the ability to make distributions to stockholders are dependent upon the success and economic viability of the tenants and the REITs ability to retain and attract tenants. Non-renewals, terminations or lease defaults could reduce net income and limit the ability of the REITs to make distributions to stockholders.

The bankruptcy or insolvency of the REITs' tenants or delays by tenants in making rental payments could seriously harm the REITs' operating results and financial condition.

Costs imposed pursuant to laws and governmental regulations may reduce the REITs' net income and the cash available for distribution to stockholders

Uninsured losses relating to real property could reduce the REITs' cash flow from operations and the return on stockholder investments.

Risks Associated with Debt Financing

The REITs obtain lines of credit, mortgage indebtedness and other borrowings, which increases risk of loss due to potential foreclosure.

The REITs may use leverage in connection with any real estate investments made, which increases the risk of loss associated with this type of investment.

The REITs may not be able to access financing sources on attractive terms, which could adversely affect their ability to execute their business plans.

Increases in interest rates would increase the amount of the REITs' debt payments and limit their ability to pay distributions to stockholders.

Failure to qualify as a REIT would subject us to federal income tax, which would reduce the cash available for distribution to stockholders.

The REITs expect to operate in a manner that will allow them to qualify as a REIT for federal income tax purposes. However, the federal income tax laws governing REITs are extremely complex, and interpretations of the federal income tax laws governing qualification as a REIT are limited. Qualifying as a REIT requires meeting various tests regarding the nature of assets and income, the ownership of outstanding stock, and the amount of distributions on an ongoing basis. While the REITs intend to continue to operate so that they will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, including the tax treatment of certain investments they may make, and the possibility of future changes in circumstances, no assurance can be given that they will so qualify as a REIT for any particular year. If either REIT fails to qualify in any calendar year and do not qualify for certain statutory relief provisions, it would be required to pay federal income tax on its taxable income. It might need to borrow money or sell assets to pay that tax. The payment of income tax would decrease the amount of income available for distribution to stockholders. Furthermore, if the REITs fail to maintain a qualification as a REIT and do not qualify for certain statutory relief provisions, they no longer would be required to distribute substantially all of REIT taxable income to stockholders. Unless the REITs' failure to qualify as a REIT were excused under federal tax laws, they would be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

The REITs' stockholders may have current tax liability on distributions they elect to reinvest in the REITs' common stock.

If the REITs' stockholders participate in our distribution reinvestment plan, they will be deemed to have received, and for income tax purposes will be taxed on, the amount reinvested in shares of common stock to the extent the amount reinvested was not a tax-free return of capital. In addition, the REITs' stockholders will be treated for tax purposes as having received an additional distribution to the extent the shares are purchased at a discount to fair market value, if any. As a result, unless the REITs' stockholders are tax-exempt entities, they may have to use funds from other sources to pay their tax liability on the value of the shares of common stock received.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to other tax liabilities that reduce cash flow and their ability to make distributions to stockholders.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to some federal, state and local taxes on income or property.

REIT distribution requirements could adversely affect the REITs' ability to execute their business plan.

The REITs generally must distribute annually at least 90% of taxable income, subject to certain adjustments and excluding any net capital gain, in order for federal corporate income tax not to apply to earnings that they distribute. To the extent that the REITs satisfy this distribution requirement, but distribute less than 100% of their taxable income, they will be subject to federal corporate income tax on undistributed REIT taxable income. In addition, the REITs will be subject to a 4% nondeductible excise tax if the actual amount that they pay out to our stockholders in a calendar year is less than a minimum amount specified under federal tax laws. The REITs intend to make distributions to stockholders to comply with the REIT requirements of the Internal Revenue Code.

To maintain REIT status, the REITs may be forced to forego otherwise attractive business or investment opportunities, which may delay or hinder their ability to meet investment objectives and reduce stockholders' overall return.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

Liquidation of assets may jeopardize REIT qualification.

To qualify as a REIT, the REITs must comply with requirements regarding assets and sources of income. If the REITs are compelled to liquidate investments to repay obligations to lenders, the REITs may be unable to comply with these requirements, ultimately jeopardizing their qualification as a REIT, or they may be subject to a 100% tax on any resultant gain if they sell assets that are treated as dealer property or inventory.

The REITs' may be subject to adverse legislative or regulatory tax changes.

Above we provided description of some but not all of the pertinent risk factors. For a complete discussion of all risk factors, and before making any investment in any Rich Uncles' REIT, you should carefully review the offering documents, including the prospectus or the offering circular.



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CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Closed for Investment
$60 Million
Real Estate Purchased
$2.1 Million
Dividends Paid to Date
2,967
Total Investors
Strategy: Single-Tenant Triple Net Properties
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
ACQUIRED IN



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CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Coming Soon
We will notify you when this REIT becomes available
I'm interested
Disclosure
Strategy: Shopping Centers
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Rich Uncles REIT
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Rich Uncles REIT
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CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Rich Uncles REIT is seeking indications of interest concerning its Reg A Tier 2 securities offering;
Any indication of interest involves no obligation or commitment of any kind;
No money or other consideration is being solicited, and if sent in response, will not be accepted;
No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
We will notify you wh
Disclosure
Strategy: Shopping Centers
Coming Soon
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Rich Uncles REIT
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Rich Uncles REIT
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Rich Uncles REIT
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CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Coming Soon
We will notify you when this REIT becomes available
Your indication of interest has been received.
Strategy: Shopping Centers
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Rich Uncles REIT
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Rich Uncles REIT

Historically, Real Estate has Outperformed the Stock Market

REITs own properties, collect rent, and pay cash dividends


REAL ESTATE
144%
Growth
S&P 500
55%
Growth
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16

Source data: NCREIF.org & Yahoo Finance

> Disclosure



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Historically, Real Estate has Outperformed the Stock Market
REITs own properties, collect rent, and pay cash dividends
REAL ESTATE
144%
Growth
S&P 500
55%
Growth
'00
'01
'02
'03
'13
'14
'15
'16
Real Estate growth data: NCREIF data is derived from the performance of a large, blended pool of commercial real estate properties acquired in the private market for investment purposes on behalf of tax-exempt institutional investors, and differs from the targeted portfolio of our REIT. The historical performance data above also does not reflect the use of leverage or the impact of management or advisory fees on investment returns.
Source data: NCREIF.org & Yahoo Finance
Disclosure


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Calculate Hypothetical Earnings
Assumes: 6.5% annual reinvested dividend, over five years, with 2% annual property value increase
$10,000
invested
Year
Rich Uncles
1
$10,771
2
$11,602
3
$12,497
4
$13,461
5
$14,499
Disclosure*
Get Started
Investment Risks*

Calculate Hypothetical Earnings

Assumes: 6.5% annual reinvested dividend, over five years, with 2% annual property value increase

$10,000
invested

Year	Rich Uncles

The forgoing is for illustration purposes only. It is not a representation, warranty, or guarantee of future investment performance. The information presented represents the historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.

> Disclosure*

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Investment Risks*

How it Works

Creditworthy tenants pay us rent which we distribute to you

1. You invest

With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).


REIT
Real Estate Investment Trust

2. We collect rent

Our portfolio of properties generates monthly rental payments from our creditworthy tenants.

3. You get paid*

We pay you cash dividends each month from the rental income.

> Disclosure* Prospectus

Get Started

Investment Risks*

How it Works

Creditworthy tenants pay us rent which we distribute to you

1. You invest

With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).



REIT

2. We collect rent

Our portfolio of properties generates monthly rental payments from our creditworthy tenants.

3. You get paid*

We pay you cash dividends each month from the rental income.

The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

> Disclosure* Prospectus

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What Type of Properties Do We Buy?

We have carefully crafted our investment strategy

- Our tenants are typically recognizable creditworthy tenants.
- Our tenants pay all property-related expenses – taxes, insurance, utilities and maintenance – which form the basis for what are called "Triple Net" (NNN) leases.
- We purchase properties with a 50% or more cash down payment.

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Meet the People Investing Your Money

Billions in real estate bought, managed, sold



Ray Wirta

Founding Investor

In 2006, Uncle Ray launched the idea of "Real Estate Investing for Everyone" and Rich Uncles was born.

Ray is the Chairman of CBRE Group, Inc. (NYSE:CBG), a Fortune 500 and S&P 500 company that is the world's largest commercial real estate services and investment firm with 2015 revenues of $11 billion.



Harold Hofer

Chief Executive Officer

Uncle Harold is responsible for the overall direction of Rich Uncles, including real estate, finance, and legal.

Harold is a seasoned real estate expert with $2 billion in transactional experience. He is a graduate of the UCLA School of Law.



Howard Makler

President

Uncle Howie is in charge of technology, investor relations and marketing for Rich Uncles.

Howard is a successful entrepreneur creating businesses in commercial real estate, renewable energy and computer gaming.

More About the Uncles

Real People, Real Investors

Click on a REIT to read investors' stories

CLOSED

RICH UNCLES REIT I
$100 Million Offering

OPEN

RICH UNCLES NNN REIT
$1 Billion Offering

4127 REIT Investors

> Disclosure



Shaheed AlDeen
Educator and International speaker

"It took a while but I'm really happy that I will have an investment within Corporate America. I'm looking forward to working more with Rich Uncles"



William Gray
IT Manager / Systems Engineer

"This was easy! I have always wanted to get into real estate investing and this has made it affordable and attainable, thanks to my new rich uncles."



Travis Hill
Corrosion Technician

"Looking forward to trying this type of investment. "



Scott Hukriede
Certified Professional Accountant

"Easy as pie! Signed up in two minutes, made a mistake and had to call the office got taken care of right away and received follow up to the issue. I'd heard Bill Handel's spot on the radio several times and

Do you have a q

Real People, Real Investors

Click on a REIT to read investors' stories

CLOSED

RICH UNCLES REIT I
$100 Million Offering

OPEN

RICH UNCLES NNN REIT
$1 Billion Offering

The testimonials here may not be representative of the experience of other investors. There is no guarantee of future performance or success of your investment.

> Disclosure



Shaheed AlDeen

Educator and International speaker

"It took a while but I'm really happy that I will have an investment within Corporate America. I'm looking forward to working more with Rich Uncles"



William Gray

IT Manager / Systems Engineer

"This was easy! I have always wanted to get into real estate investing and this has made it affordable and attainable, thanks to my new rich uncles."



Travis Hill

Corrosion Technician

"Looking forward to trying this type of investment. "



Scott Hukriede

Certified Professional Accountant

"Easy as pie! Signed up in two minutes, made a mistake and had to call the office got taken care of right away and received follow up to the issue. I'd heard Bill Handel's spot on

Real People, Real Investors

Click on a REIT to read investors' stories

CLOSED	OPEN
RICH UNCLES REIT I $100 Million Offering	RICH UNCLES NNN REIT $1 Billion Offering

REIT Investors Receiving Monthly* Dividends

COMING SOON

COMING SOON

COMING SOON

COMING SOON

Join our 18,902 members

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Investment Risks*

No Middleman Saves You Money

Rich Uncles was founded for a single purpose - to make real estate investment easier and less expensive for the small investor.

FEES	RICH UNCLES	OTHERS	SAVINGS
Broker/Dealer Costs	0%	10%	10%

Disclosure

Source: Investor.gov

We sell shares directly to investors and not through broker-dealers and advisors who are paid commissions and fees. As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually being invested in real estate rather than being paid to middlemen.

Get Started

Investment Risks

No Middleman Saves You Money

Rich Uncles was founded for a single purpose - to make real estate investment easier and less expensive for the small investor.

FEES	RICH UNCLES	OTHERS	SAVINGS
Brok			%

Investment in our shares still involves substantial fees which may exceed fees paid by other REITs for the same services. You should carefully review the prospectus for a full discussion of the fees that will be charged.

Disclosure

Source: Investor.gov

We sell shares directly to investors and not through broker-dealers and advisors who are paid commissions and fees. As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually being invested in real estate rather than being paid to middlemen.

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How it Works



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How it Works
Creditworthy tenants pay us rent which we distribute to you
1. You invest
With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).
2. We collect rent
Our portfolio of properties generates monthly rental payments from our creditworthy tenants.
3. You get paid*
We pay you cash dividends each month from the rental income.
REIT
Real Estate Investment Trust
Disclosure* Prospectus
Get Started
Investment Risks*

How it Works

Creditworthy tenants pay us rent which we distribute to you

1. You invest

With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).



REIT
$

2. We collect rent

Our portfolio of properties generates monthly rental payments from our creditworthy tenants.

3. You get paid*

We pay you cash dividends each month from the rental income.

The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

> Disclosure* Prospectus

Get Started | Investment Risks*

Risk Disclosures

INVESTMENT RISKS

Before you invest, you should carefully review the applicable prospectus (for the Rich Uncles NNN REIT S-11 registered securities offering) or the offering circular (for the Rich Uncles REIT Regulation A+ offering) (hereinafter the "REITs"). You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov or through links available on RichUncles.com website. Alternatively, Rich Uncles will arrange to send you the prospectus or offering circular if you request it by calling toll free 855-742-4862 or email Prospectus-NNN@richuncles.com

For the S-11 offering:

Rich Uncles NNN REIT has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents filed with the SEC for more complete information about the S-11 securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking the attached hyperlink here.

For the Regulation A+ offering:

Rich Uncles REIT is seeking indications of interest concerning its Reg A+ Tier 2 securities offering. Any indication of interest involves no obligation or commitment of any kind. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.

For Both REIT Offerings:

The offerings on the Rich Uncles website are non-traded real estate investment trusts, or REITs. A REIT is a corporation that owns income producing real estate. REITs pool the capital of numerous investors to purchase a portfolio of properties. Non-traded REITs do not trade on a national securities exchange and thus **you should understand that any investment in our REIT is generally illiquid.** Early redemption of your shares may be possible each month through a Rich Uncles program, but are subject to limitations and fees discussed in the offering documents, including the prospectus or offering circular. As these REITs are not publicly traded on any securities exchange, many factors affect the valuation of non-traded REITs, including the portfolio of real estate assets owned, strength of the balance sheet, overhead expenses and cost of capital. The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Elements of the investments involve varying degrees of risk, including high risk. The information presented represents the

historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.

Before purchasing shares in any REIT, you should consider the following high risk factors:

- The REITs are initial public offerings; neither has any prior operating history, and the prior performance of real estate programs sponsored by affiliates of our sponsor may not be indicative of our future results.
- The REITs are "best efforts" offerings. If we are unable to raise substantial funds, we may not be able to invest in a diverse portfolio of real estate and real estate-related investments, and the value of your investment may fluctuate more widely with the performance of relatively few specific investments.
- The REITs are "blind pool" investments because the REITs have not identified any properties to acquire with the net proceeds from the REITs' offerings. As a result, you will not be able to evaluate the economic merits of future investments prior to their purchase. The REITs may be unable to invest the net proceeds from their offerings on acceptable terms to investors, or at all.
- The REITs have not yet qualified as REITs, and may fail to qualify as REITs, which could adversely affect operations and the ability to make distributions.

A description of some pertinent risk factors is below. A complete review of all risk factors is contained in the offering documents for each REIT offering, including the prospectus or the offering circular, and should be carefully reviewed before making any investment in any REIT:

Investing in the REITs involves certain risks. You should carefully consider the following risk factors. If any of the following risks were to occur, a REIT's business, financial condition or results of operations could be materially and adversely affected. In these circumstances, the value of the common stock may decline, and you could lose some or all of your investment.

High Risks Related to the Start-up Nature of our Business

As newly established businesses, investing in the REITs involves high risks that are not present in other companies, including other real estate investment trusts, that have an established investment portfolio and operating history. These high risk factors include the following:

The REITs have no prior operating history or established financing sources, and the prior performance of real estate investment programs sponsored by affiliates of our sponsor may not be an indication of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

You should consider prospects in light of the risks, uncertainties and difficulties frequently encountered by companies that are, like the REITs, in their early stage of development. To be successful in this market, the REITs must, among other things:

- identify and acquire investments that further their investment objectives;
- increase awareness of the REITs' names within the investment products market;
- attract, integrate, motivate and retain qualified personnel to manage the REITs' day-to-day operations;
- respond to competition for the REITs' targeted real estate properties and other investments as well as for potential investors; and
- continue to build and expand the REITs' operational structure to support our business.

The REITs do not and cannot guarantee that they will succeed in achieving these goals, and a failure to do so could cause you to lose all or a portion of your investment.

The REITs are "best efforts" offerings. If the REITs are unable to raise substantial funds, the REITs will be limited in the number and type of investments, and the value of your investment will fluctuate with the performance of the specific properties acquired.

The REITs' offerings are being made on a "best efforts" basis, meaning that the REITs are only required to use best efforts to sell REIT shares and have no firm commitment or obligation to purchase any of the shares. As a result, the amount of proceeds raised in the offerings may be substantially less than the amount the REITs need to achieve a broadly diversified property portfolio. The REITs may be unable to raise even the minimum offering amount. If the REITs are unable to raise substantially more than the minimum offering amount, the REITs will make fewer investments resulting in less diversification in terms of the number of investments owned, the types of investments that the REITs make, and the geographic regions in which the investments are located. In such event, the likelihood of the REITs' profitability being affected by the performance of any one of their investments will increase. Additionally, the REITs are not limited in the number or size of our investments or the percentage of net proceeds the REITs may dedicate to a single investment. Your investment in any REIT shares will be subject to greater risk to the extent that the REITs lack a diversified portfolio of investments. Further, the REITs will have certain relatively fixed third party expenses such as legal, tax and audit, regardless of whether the REITs are able to raise substantial funds in this offering. The REITs inability to raise substantial funds could increase fixed third party expenses as a percentage of gross income, potentially reducing net income and cash flow and potentially limiting the REITs' ability to make distributions.

Because stockholders will not have the opportunity to evaluate the investments the REITs may make before they make them, they are considered to be a blind pool. The REITs may make investments with which stockholders do not agree.

The REITs have not identified any real estate investments that are reasonably probable to be acquired or originated with the proceeds from these offerings. As a result, the REITs are not able to provide you with any information to assist you in evaluating the merits of any specific assets that the REITs may acquire. The REITs' boards of directors and advisors have broad discretion when identifying, evaluating and making such investments. You will have no opportunity to evaluate the transaction terms or other financial or operational data concerning specific investments before the REITs invest. Furthermore, the REITs' boards of directors will have broad discretion in implementing policies regarding tenant creditworthiness and you will likewise have no opportunity to evaluate potential tenants. As a result, you must rely on the REITs' boards of directors and advisors to identify and evaluate investment opportunities, and they may not be able to achieve the business objectives, may make unwise decisions or may make investments with which you do not agree.

Failure to qualify as a REIT would reduce net earnings available for investment or distribution.

Qualification as a REIT will depend upon the ability to meet requirements regarding organization and ownership, distributions of income, the nature and diversification of income and assets and other tests imposed by the Internal Revenue Code. If there is a failure to qualify as a REIT for any taxable year after electing REIT status, there will be federal income tax on taxable income at corporate rates. In addition, the REITs would generally be disqualified from treatment as a REIT for the four taxable years following the year in which they lost REIT status. Losing REIT status would reduce net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions would no longer qualify for the dividends-paid deduction and there would no longer be a requirement to make distributions. If this occurs, the REITs might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

Risks Related to an Investment in Common Stock

The REITs may be unable to pay or maintain cash distributions or increase distributions over time.

There are many factors that can affect the availability and timing of cash distributions to stockholders. Distributions will be based principally on cash available from operations. The amount of cash available for distribution will be affected by many factors, such as the REITs' ability to buy properties as offering proceeds become available and operating expense levels, as well as many other variables. Actual cash available for distribution may vary substantially from estimates. It cannot be assured that the REITs will be able to pay or maintain distributions or that distributions will increase over time, nor can the REITs give any assurance that rents from the properties will increase, or that future acquisitions of real properties will increase cash available for distribution to stockholders. **The REITs face significant competition for real estate investment opportunities, which may limit the REITs' ability to acquire suitable investments and achieve investment objectives or pay distributions.**

The REITs face competition from various entities for real estate investment opportunities, including other REITs, pension funds, banks and insurance companies, investment funds and companies, partnerships and developers. Many of these entities have substantially greater financial resources than the REITs do and may be able to accept more risk than the REITs can prudently manage, including risks with respect to the creditworthiness of tenants or the geographic location of the investments. Competition from these entities may reduce the number of suitable investment opportunities offered to the REITs or increase the bargaining power of property owners seeking to sell. Additionally, disruptions and dislocations in the credit markets could impact the cost and availability of debt to finance real estate investments, which is a key component of the REITs' acquisition strategy. A downturn in the credit markets and a potential lack of available debt could result in a further reduction of suitable investment opportunities and create a competitive advantage for other entities that have greater financial resources than the REITs do. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If

the REITs acquire investments at higher prices and/or by using less-than-ideal capital structures, the returns will be lower and the value of assets may not appreciate or may decrease significantly below the amount paid for such assets. If such events occur, stockholders may experience a lower return on their investment.

If the REITs are unable to find suitable investments, they may not be able to achieve investment objectives or pay distributions.

The REITs' ability to achieve investment objectives and to pay distributions depends upon the performance of their advisors in the acquisition of investments, including the determination of any financing arrangements. The REITs are also subject to competition in seeking to acquire real estate-related investments. The more shares sold in a securities offering, the greater a challenge it will be to invest the net offering proceeds on attractive terms. The REITs' investors must rely entirely on the management abilities of each REITs' advisors and boards of directors. The REITs can give no assurance that advisors will be successful in obtaining suitable investments on financially attractive terms or that, if advisors make investments on the REITs' behalf, the investment objectives will be achieved. In the event the REITs are unable to timely locate suitable investments, the REITs may be unable or limited in ability to pay distributions and may not be able to meet investment objectives.

If the REITs raise substantial offering proceeds in a short period of time, they may not be able to invest all of the net offering proceeds promptly, which may cause distributions and the long-term returns to our stockholders to be lower than they otherwise would.

The REITs could suffer from delays in locating suitable investments. The more shares sold in a securities offering, the more difficult it will be to invest the net offering proceeds promptly and on attractive terms. Therefore, the large size of the REITs' offerings increases the risk of delays in investing net offering proceeds. The REITs' reliance on their advisors and the real estate and debt finance professionals that the advisors retain to identify suitable investments at times when such persons are simultaneously seeking to identify suitable investments for other Rich Uncles-affiliated programs or Rich Uncles-advised investors could also delay the investment of the proceeds of this offering. Delays the REITs' encounter in the selection, acquisition and development of income-producing properties or the acquisition of other real estate investments would likely limit the REITs' ability to pay distributions to you and reduce your overall returns.

Disruptions in the financial markets and uncertain economic conditions could adversely affect market rental rates, commercial real estate values and the REITs' ability to secure debt financing, service future debt obligations, or pay distributions to stockholders.

Currently, both the investing and leasing environments are highly competitive. While there has been some increase in the amount of capital flowing into the U.S. real estate markets, the uncertainty regarding the economic environment has made businesses reluctant to make long-term commitments or changes in their business plans.

The REITs' plan to rely on debt financing to finance real estate properties and may have difficulty refinancing some of the debt obligations prior to or at maturity or may not be able to refinance these obligations at terms as favorable as the terms of the initial indebtedness. Or the REITs may be unable to obtain additional debt financing at all. If the REITs are not able to refinance initial indebtedness on attractive terms at

the various maturity dates, the REITs may be forced to dispose of assets. Recent financial market conditions have improved from the bottom of the economic cycle, but material risks are still present. Market conditions can change quickly, which could negatively impact the value of the REITs' assets.

Disruptions in the financial markets and continued uncertain economic conditions could adversely affect the values of the REITs' investments. Furthermore, declining economic conditions could negatively impact commercial real estate fundamentals and result in lower occupancy, lower rental rates and declining values in any real estate portfolio and in the collateral securing loan investments, which could have the following negative effects on the REITs:

- the values of the REITs' investments in commercial properties could decrease below the amounts paid for such investments;
- revenues from the REITs' properties could decrease due to fewer tenants and/or lower rental rates, making it more difficult for the REITs to pay distributions or meet debt service obligations on debt financing; and
- These factors could reduce stockholders' return and decrease the value of an investment in either REIT.

If the REITs fail to diversify their investment portfolios, downturns relating to certain geographic regions, industries or business sectors may have a more significant adverse impact on the assets and effect the ability to pay distributions than if the REITs had a diversified investment portfolio.

The REITs investments may at times be concentrated in a limited number of geographic locations. To the extent that the portfolios may be concentrated in limited geographic regions, industries or business sectors, downturns relating generally to such region, industry or business sector may result in defaults on a number of REIT investments within a short time period, which may reduce net income and the value of the common stock and accordingly limit the REITs' ability to pay distributions to stockholders.

Any adverse economic or real estate developments in the REITs' target markets could adversely affect operating results and the ability to pay distributions to stockholders.

Because the REITs depend upon advisors and affiliates to conduct REIT operations, adverse changes in the financial health of an advisor or its affiliates could cause the REITs' operations to suffer.

The REITs depend on advisors to manage operations and the portfolio of assets. The advisors depend upon the fees and other compensation that they receive from the REITs. Any adverse changes to the REITs' relationship with, or the financial condition of, its advisors and affiliates, could hinder their ability to successfully manage the REITs' operations and portfolio of investments.

The REITs may not be successful in conducting securities offerings, which would adversely impact the REITs' ability to implement an investment strategy.

The success of a securities offering, and the REITs' ability to implement a business strategy, depends upon the ability to sell the REITs' shares to investors. All investors have a choice of numerous competing real estate investment trust offerings, which may make selling the REITs' shares to investors more difficult. If the REITs are not successful in growing, operating and managing this process, the REITs' abilities to raise proceeds through securities offerings will be limited and there may not be adequate capital to implement the REITs' investment strategy.

The loss of or the inability to retain or obtain key real estate professionals at the REITs' advisors could delay or hinder implementation of investment strategies, which could limit the ability to make distributions and decrease the value of an investment in the REITs' shares.

The offering price per share of the REITs' common stock, which after December 31, 2016 will be NAV (Net Asset Value), may not reflect the value of the stockholders' investment.

As with any valuation methodology, the methodologies we use are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties using different assumptions and estimates could derive a different estimated NAV per share of the REITs' common stock, and these differences could be significant. The estimated NAV per share is not audited and does not represent the fair value of assets less the fair value of liabilities according to GAAP, nor does it represent a liquidation value of assets and liabilities or the price at which shares of common stock would trade on a national securities exchange.

Accordingly, the REITs can give no assurance that:

- a stockholder would ultimately realize distributions per share equal to our estimated NAV per share upon a sale of the REITs;
- the shares of common stock would trade at the estimated NAV per share on a national securities exchange;
- a third party would offer the estimated NAV per share in an arm's-length transaction to purchase all or substantially all of the shares of common stock; and
- another independent third-party appraiser or third-party valuation firm would agree with our estimated NAV per share

Risks Related to Conflicts of Interest

The REITs' advisors, sponsors and their affiliates, including all executive officers and affiliated directors and other key real estate professionals, face conflicts of interest caused by their compensation arrangements with the REITs and with other Rich Uncles-affiliated programs, which could result in actions that are not in the long-term best interests of the REITs' stockholders.

Most of our executive officers and our affiliated directors and other key real estate professionals are also officers, directors, managers, key professionals and/or holders of a direct or indirect controlling interest in our advisors, sponsors and/or other Rich Uncles-affiliated entities. The REITs' advisors, sponsors and their affiliates receive substantial fees from the REITs. These fees could influence the advisors' advice as well as the judgment of its affiliates.

The REITs advisors, sponsors and their affiliates face conflicts of interest relating to the acquisition of assets due to their relationship with other Rich Uncles-affiliated programs and Rich Uncles-advised investors, which could result in decisions that are not in the REITs' best interest or the best interests of the REITs' stockholders.

The REITs rely on our advisors, sponsors and other key real estate professionals at our advisors, including Messrs. Hofer and Wirta, to identify suitable investment opportunities for us. The REITs are advised by our sponsors and rely on many of the same real estate professionals as will future Rich Uncles-affiliated programs advised by advisors. As such, we and the other Rich Uncles-affiliated programs, and Rich Uncles-advised investors rely on many of the same real estate professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Many investment opportunities that are suitable for the REITs may also be suitable for other Rich Uncles-affiliated programs and Rich Uncles-advised investors. When these real estate professionals direct an investment opportunity to any Rich Uncles-affiliated program or Rich Uncles-advised investor they, in their sole discretion, will offer the opportunity to the program or investor for which the investment opportunity is most suitable based on the investment objectives, portfolio and criteria of each program or investor. Our acquisition stage may overlap with future Rich Uncles-affiliated programs and Rich Uncles-advised investors.

The REITs and other Rich Uncles-affiliated programs and Rich Uncles-advised investors also rely on these real estate professionals to supervise the management of investments. If the Rich Uncles team of real estate professionals direct creditworthy prospective tenants to properties owned by another Rich Uncles-affiliated program or Rich Uncles-advised investors when it could direct such tenants to the REITs' properties, our tenant base may have more inherent risk and the properties' occupancy may be lower than might otherwise be the case.

Further, existing and future Rich Uncles-affiliated programs and Rich Uncles-advised investors and Messrs. Hofer and Wirta generally are not and will not be prohibited from engaging, directly or indirectly, in any business or from possessing interests in any other business venture or ventures, including businesses and ventures involved in the acquisition, development, ownership, leasing or sale of real estate-related investments.

The REITs' officers, advisors, sponsors, and the real estate, debt finance, management and accounting professionals assembled by the REITs' advisors face competing demands on their time and this may cause operations and our stockholders' investment in the REITs to suffer.

The REITs rely on officers, advisors, sponsors and the real estate, debt finance, management and accounting professionals that the advisors retain, including Messrs. Hofer and Wirta, to provide services for the day-to-day operation of the REITs' businesses. Each REIT is also advised by Rich Uncles and relies on sponsors and many of the same real estate, debt finance, management and accounting professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Further, our officers and affiliated directors are also officers and/or affiliated directors of some or all of the other Rich Uncles-affiliated programs. As a result of the REITs' executive officer interests in other Rich Uncles-affiliated programs, their obligations to Rich Uncles-advised investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, Messrs. Hofer and Wirta face conflicts of interest in allocating their time among the REITs and other Rich Uncles-affiliated programs and other Rich Uncles-advised investors, as well as other business activities

in which they are involved. During times of intense activity in other programs and ventures, these individuals may devote less time and fewer resources to the REITs' businesses than is necessary or appropriate to manage the businesses. Furthermore, some or all of these individuals may become employees of another Rich Uncles-affiliated program in an internalization transaction or, if the REITs internalize their advisors, may not become the REITs' employees as a result of their relationship with other Rich Uncles-affiliated programs. If these events occur, the returns on investment, and the value of your investment in REITs, may decline.

Because other Rich Uncles-affiliated programs may conduct offerings concurrently with the REITs' offerings, advisors and sponsors may face potential conflicts of interest arising from competition among the REITs and these other programs for investors and investment capital, and such conflicts may not be resolved in the REITs' favor.

Our stockholders may not be able to immediately sell their shares under our share repurchase program.

We do not expect that a secondary market for resale of the REITs' stock will develop, but the REITs' intend to provide monthly share repurchase programs for shareholders who wish to sell their shares. The REITs' ability to repurchase shares depends the levels of cash reserves (including distribution reinvestment proceeds), availability under any line of credit that the REITs might have, the pace of new share sales, and the REITs' ability to sell properties. If the REITs must sell properties in order to honor repurchase requests, the repurchase of shares tendered for repurchase could be delayed until they have sold sufficient properties to honor such requests. The REITs expect that the property sale process, if required to honor repurchase requests, could take several months, and the REITs cannot determine how long it might take to raise sufficient capital from property sales and other sources to honor all such requests. The REITs intend to honor such repurchase requests in the order they are received.

The boards of the REITs may amend, suspend or terminate the REITs' share repurchase programs.

The REITs may, at some future date, seek to list their shares on a national securities exchange to create a secondary market for their stock, but the REITs have no current plan to do so, and for the foreseeable future shareholders should assume that the only available avenue to sell their shares will be the share repurchase programs offered by each REIT.

Because the REITs are selling their shares directly to the public, our stockholders will not have the benefit of an independent due diligence review of the REITs, which is customarily performed in underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty stockholders of the REITs face.

There will be no outside independent review of the REITs' finances and operations. Therefore, REIT stockholders must rely on the information in the offering materials, including the prospectus or offering circular, and will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a public securities offering.

The REITs' investors' interest in each REIT could be diluted if a REIT issues additional shares, which could reduce the overall value of a stockholder's investment.

Payment of fees to the REITs' advisors, sponsors and their affiliates reduces cash available for investment and distribution to stockholders and increases the risk that stockholders will not be able to recover the amount of their investment in the REITs' shares.

The REITs' advisors, sponsors and their affiliates perform services for the REITs in connection with the selection and acquisition of real estate investments, the management and leasing of real estate properties, the administration of real estate-related investments and the disposition of real estate investments. The REITs pay them substantial fees for these services, which results in immediate dilution of the value of stockholders' investments and reduces the amount of cash available for investment or distribution to stockholders.

If the REITs are unable to obtain funding for future capital needs, cash distributions to the REITs' stockholders and the value of the investments could decline.

When tenants do not renew their leases or otherwise vacate their space, the REITs will often need to expend substantial funds for improvements to the vacated space in order to attract replacement tenants. Even when tenants do renew their leases the REITs may agree to make improvements to their space as part of negotiations. If the REITs need additional capital in the future to improve or maintain properties or for any other reason, the REITs may have to obtain funding from sources other than cash flow from operations or proceeds from any distribution reinvestment plan, such as borrowings or future equity offerings. These sources of funding may not be available on attractive terms or at all. If the REITs cannot procure additional funding for capital improvements, the investments may generate lower cash flows or decline in value, or both, which would limit the REITs' ability to make distributions to stockholders and could reduce the value of stockholders' investments in in the REITs.

General Risks Related to Investments in Real Estate

Economic, market and regulatory changes that impact the real estate market generally may decrease the value of investments in the REITs and weaken operating results.

The REITs' operating results and the performance of the properties acquired by each REIT are subject to the risks typically associated with real estate, any of which could decrease the value of REIT investments and could weaken operating results, including:

- downturns in national, regional and local economic conditions;
- competition;
- adverse local conditions, such as oversupply or reduction in demand for buildings and changes in real estate zoning laws that may reduce the desirability of real estate in an area;
- vacancies, changes in market rental rates and the need to periodically repair, renovate and re-let space;
- changes in interest rates and the availability of permanent mortgage financing, which may render the sale of a property or loan difficult or unattractive;

- changes in tax (including real and personal property tax), real estate, environmental and zoning laws;
- natural disasters such as hurricanes, earthquakes and floods;
- acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;
- the potential for uninsured or underinsured property losses; and
- periods of high interest rates and tight money supply.

Any of the above factors, or a combination thereof, could result in a decrease in the REITs' cash flow from operations and a decrease in the value of the REITs' investments, which would have an adverse effect on operations, on the REITs' ability to pay distributions to stockholders and on the value of stockholders' investments.

The REITs may obtain only limited warranties when purchasing a property.

The seller of a property will often sell such property in its "as is" condition on a "where is" basis and "with all faults," without any warranties of merchantability or fitness for a particular use or purpose. In addition, purchase agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Also, most sellers of large commercial properties are special purpose entities without significant assets other than the property itself. The purchase of properties with limited warranties or from undercapitalized sellers increases the risk that the REITs may lose some or all of their invested capital in the property as well as the loss of rental income from that property.

The REITs may finance properties with lock-out provisions, which may prohibit them from selling a property, or may require them to maintain specified debt levels for a period of years on some properties.

Properties that become vacant could be difficult to re-lease or sell, which could diminish the return on these properties and adversely affect the REITs' cash flow and ability to pay distributions to stockholders.

Properties may incur vacancies either by the expiration and non-renewal of tenant leases or the default of tenants under their leases. If vacancies continue for a long period of time, the REITs may suffer reduced revenues resulting in less cash available for distribution to stockholders.

The REITs depend on tenants for their revenue generated by real estate investments and, accordingly, the revenue generated by our real estate investments and the ability to make distributions to stockholders are dependent upon the success and economic viability of the tenants and the REITs ability to retain and attract tenants. Non-renewals, terminations or lease defaults could reduce net income and limit the ability of the REITs to make distributions to stockholders.

The bankruptcy or insolvency of the REITs' tenants or delays by tenants in making rental payments could seriously harm the REITs' operating results and financial condition.

Costs imposed pursuant to laws and governmental regulations may reduce the REITs' net income and the cash available for distribution to stockholders

Uninsured losses relating to real property could reduce the REITs' cash flow from operations and the return on stockholder investments.

Risks Associated with Debt Financing

The REITs obtain lines of credit, mortgage indebtedness and other borrowings, which increases risk of loss due to potential foreclosure.

The REITs may use leverage in connection with any real estate investments made, which increases the risk of loss associated with this type of investment.

The REITs may not be able to access financing sources on attractive terms, which could adversely affect their ability to execute their business plans.

Increases in interest rates would increase the amount of the REITs' debt payments and limit their ability to pay distributions to stockholders.

Failure to qualify as a REIT would subject us to federal income tax, which would reduce the cash available for distribution to stockholders.

The REITs expect to operate in a manner that will allow them to qualify as a REIT for federal income tax purposes. However, the federal income tax laws governing REITs are extremely complex, and interpretations of the federal income tax laws governing qualification as a REIT are limited. Qualifying as a REIT requires meeting various tests regarding the nature of assets and income, the ownership of outstanding stock, and the amount of distributions on an ongoing basis. While the REITs intend to continue to operate so that they will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, including the tax treatment of certain investments they may make, and the possibility of future changes in circumstances, no assurance can be given that they will so qualify as a REIT for any particular year. If either REIT fails to qualify in any calendar year and do not qualify for certain statutory relief provisions, it would be required to pay federal income tax on its taxable income. It might need to borrow money or sell assets to pay that tax. The payment of income tax would decrease the amount of income available for distribution to stockholders. Furthermore, if the REITs fail to maintain a qualification as a REIT and do not qualify for certain statutory relief provisions, they no longer would be required to distribute substantially all of REIT taxable income to stockholders. Unless the REITs' failure to qualify as a REIT were excused under federal tax laws, they would be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

The REITs' stockholders may have current tax liability on distributions they elect to reinvest in the REITs' common stock.

If the REITs' stockholders participate in our distribution reinvestment plan, they will be deemed to have received, and for income tax purposes will be taxed on, the amount reinvested in shares of common stock to the extent the amount reinvested was not a tax-free return of capital. In addition, the REITs' stockholders will be treated for tax purposes as having received an additional distribution to the extent the shares are purchased at a discount to fair market value, if any. As a result, unless the REITs' stockholders are tax-exempt entities, they may have to use funds from other sources to pay their tax liability on the value of the shares of common stock received.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to other tax liabilities that reduce cash flow and their ability to make distributions to stockholders.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to some federal, state and local taxes on income or property.

REIT distribution requirements could adversely affect the REITs' ability to execute their business plan.

The REITs generally must distribute annually at least 90% of taxable income, subject to certain adjustments and excluding any net capital gain, in order for federal corporate income tax not to apply to earnings that they distribute. To the extent that the REITs satisfy this distribution requirement, but distribute less than 100% of their taxable income, they will be subject to federal corporate income tax on undistributed REIT taxable income. In addition, the REITs will be subject to a 4% nondeductible excise tax if the actual amount that they pay out to our stockholders in a calendar year is less than a minimum amount specified under federal tax laws. The REITs intend to make distributions to stockholders to comply with the REIT requirements of the Internal Revenue Code.

To maintain REIT status, the REITs may be forced to forego otherwise attractive business or investment opportunities, which may delay or hinder their ability to meet investment objectives and reduce stockholders' overall return.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

Liquidation of assets may jeopardize REIT qualification.

To qualify as a REIT, the REITs must comply with requirements regarding assets and sources of income. If the REITs are compelled to liquidate investments to repay obligations to lenders, the REITs may be unable to comply with these requirements, ultimately jeopardizing their qualification as a REIT, or they may be subject to a 100% tax on any resultant gain if they sell assets that are treated as dealer property or inventory.

The REITs' may be subject to adverse legislative or regulatory tax changes.

Above we provided description of some but not all of the pertinent risk factors. For a complete discussion of all risk factors, and before making any investment in any Rich Uncles' REIT, you should carefully review the offering documents, including the prospectus or the offering circular.


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How You Can Make Money with Rich Uncles
The Rich Uncles formula for building wealth*
Cash Dividends
Increases in Net Asset Value
Tax Savings
Your Total Return
> Disclosure*

How You Can Make Money with Rich Uncles

The Rich Uncles formula for building wealth*


$

Cash Dividends

Your Total Return

The payment of any cash dividends, that net asset values will increase, or that tax savings will be achieved, are not guaranteed. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

> Disclosure*


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We Collect and Distribute Rent to Shareholders
Our REITs receive rent from tenants and distribute that rent to shareholders in the form of monthly dividends
Tenants Pay
Rich Uncles Pays
Shareholders Receive
Disclosure

We Collect and Distribute Rent to Shareholders

Our REITs receive rent from tenants and distribute that rent to shareholders in the form of monthly dividends

Tenants Pay

The payment of rent by tenants, or that cash dividends will be paid to shareholders monthly, are not guaranteed. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

Shareholders Receive

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Monthly Liquidity Option

Rich Uncles REITs have established a monthly Share Repurchase Program*

SELL

Advise us on your Dashboard: You wish to sell your Shares (some or all)

Shares repurchased monthly

Shares are repurchased at Net Asset Value

Subject to annually declining admin fee (3%, 2%, 1%, 0%) calculated from your date of purchase.*

> Disclosure*

Monthly Liquidity Option

Rich Uncles REITs have established a monthly Share Repurchase Program*


SELL

Advise us on your Dashboard: You wish to sell your Shares (some or all)

We provide a share repurchase program for stockholders who wish to sell their shares. The share repurchase price at any given time will equal the most recently published NAV (and if none, then $10.00 per share) less an administrative charge of 3% of the share repurchase price proceeds if the shares are owned for less than one year, 2% if the shares are owned less than two years but greater than one year, and 1% if the shares are owned for less than three years but greater than two years. There is no administrative charge for shares held for at least three years. Stockholders who wish to avail themselves of the share repurchase program must notify us by three business days before the end of the month for their shares to be repurchased by the third business day of the following month. The share repurchase program provides that share repurchases may be funded by (a) distribution reinvestment proceeds, (b) the prior or future sale of shares, (c) indebtedness, including a line of credit and traditional mortgage financing, and (d) asset sales.

However, we will only repurchase shares if, in the opinion of our advisor, we have sufficient reserves with which to repurchase shares and at the same time maintain our then-current plan of operation. Our board may amend, suspend or terminate our share repurchase program upon 30 days' notice to stockholders, provided that we may increase the funding available for the repurchase of shares pursuant to our share repurchase program upon ten business days' notice to our stockholders. Finally, we intend to repurchase shares subject to the limit that, during any 12-month period, repurchases will not exceed 5% of the weighted-average number of shares outstanding during the prior 12 months.

Our articles of incorporation do not require us to pursue a transaction to provide liquidity to our stockholders by a specified date, nor do our articles require us to list our shares for trading by a specified date. Our articles do not require us to ever provide a liquidity event to our stockholders. No public market currently exists for our shares, and we have no plans to list our shares on a national securities exchange. Consequently, you must be prepared to hold your shares for an indefinite length of time and, if you are able to sell your shares, you may have to sell them at a discount to their then-current market value. See the prospectus for more details concerning the share repurchase program.



Shares are repurchased at Net Asset Value

Subject to annually declining admin fee (3%, 2%, 1%, 0%) calculated from your date of purchase.*


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Don't Forget Yearly Tax Savings!
About 1/3 of your dividends are expected to be shielded from ordinary income tax thanks to property depreciation deductions.
Disclosure


The material presented is not offered as legal or tax advice. You should speak to a tax advisor to obtain an understanding of the tax consequences of your investment in any REIT. Anticipated tax savings are not guaranteed and may not be achieved.
About 1/3 of
e tax thanks
Disclosure


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Rich Uncles REIT I Dividends Paid Since 2012
Cumulative Dividends Paid
$15,809
$45,109
$74,409
$1,167,617
$1,980,617
2012
2013
2014
2015
Q1 2016
Disclosure



Rich Uncles REIT I Dividends Paid Since 2012
Cumulative Dividends Paid
$1,980,617
$1,167,617
$15,809
2012
Q1 2016
As newly established businesses, investment in a REIT involves a high degree of risk and the payment of cash dividends to shareholders monthly is not guaranteed. The chart illustration pertains to a prior REIT program, Rich Uncles REIT I, that is no longer being offered or sold. The fact that Rich Uncles REIT I successfully paid dividends does not mean other REITs will be equally successful, and it should not serve as an indication of future results. As the REITs have no prior operating history, you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of our sponsor to predict future results.
> Disclosure


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What Type of Properties Do We Buy?
We have carefully crafted our investment strategy
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CHASE
RITE AID
Our tenants are typically recognizable creditworthy tenants.
Our tenants pay all property-related expenses – taxes, insurance, utilities and maintenance – which form the basis for what are called "Triple Net" (NNN) leases.
We purchase properties with a 50% or more cash down payment.
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Hypothetical 5-Year Return

Assumes: $10,000 invested, 6.5% annual reinvested dividend, over five years, with 2% annual property value increase

Initial Investment $10,000

Year	Q1	Q2	Q3	Q4	Investment Value
1	$188	$191	$195	$198	$10,771
2	$202	$206	$210	$214	$11,602
3	$218	$222	$226	$230	$12,497
4	$234	$239	$243	$248	$13,461
5	$252	$257	$262	$267	$14,499

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Hypothetical 5-Year Return

Assumes: $10,000 invested, 6.5% annual reinvested dividend, over five years, with 2% annual property value increase

Initial Investment

$10,000

Year	Q1	Q2	Q3	Q4	Investment Value
1	[illegible]	[illegible]	[illegible]	[illegible]	$10,771
2				214	$11,602
3				230	$12,497
4				248	$13,461
5				267	$14,499

The foregoing is for illustration purposes only. It is not a representation, warranty, or guarantee of future investment performance. The information presented represents the historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.

> Disclosure


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What Do I Own?
You will own shares of a Real Estate Investment Trust (REIT) that intends to hold title to properties, collect rent and pay dividends. Rich Uncles REITs are public offerings registered with the U.S. Securities and Exchange Commission ensuring transparency through required financial audits and ongoing reporting.
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No Middleman Saves You Money
Rich Uncles was founded for a single purpose - to make real estate investment easier and less expensive for the small investor.
FEES
RICH UNCLES
OTHERS
SAVINGS
Broker/Dealer Costs
0%
10%
10%
Disclosure
Source: Investor.gov
We sell shares directly to investors and not through broker-dealers and advisors who are paid commissions and fees. As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually being invested in real estate rather than being paid to middlemen.
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Investment Risks

No Middleman Saves You Money

Rich Uncles was founded for a single purpose - to make real estate investment easier and less expensive for the small investor.

FEES	RICH UNCLES	OTHERS	SAVINGS
Brok			%

Investment in our shares still involves substantial fees which may exceed fees paid by other REITs for the same services. You should carefully review the prospectus for a full discussion of the fees that will be charged.

Disclosure

Source: Investor.gov

We sell shares directly to investors and not through broker-dealers and advisors who are paid commissions and fees. As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually being invested in real estate rather than being paid to middlemen.

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Investment Risks

Risk Disclosures

INVESTMENT RISKS

Before you invest, you should carefully review the applicable prospectus (for the Rich Uncles NNN REIT S-11 registered securities offering) or the offering circular (for the Rich Uncles REIT Regulation A+ offering) (hereinafter the "REITs"). You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov or through links available on RichUncles.com website. Alternatively, Rich Uncles will arrange to send you the prospectus or offering circular if you request it by calling toll free 855-742-4862 or email Prospectus-NNN@richuncles.com

For the S-11 offering:

Rich Uncles NNN REIT has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents filed with the SEC for more complete information about the S-11 securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking the attached hyperlink here.

For the Regulation A+ offering:

Rich Uncles REIT is seeking indications of interest concerning its Reg A+ Tier 2 securities offering. Any indication of interest involves no obligation or commitment of any kind. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.

For Both REIT Offerings:

The offerings on the Rich Uncles website are non-traded real estate investment trusts, or REITs. A REIT is a corporation that owns income producing real estate. REITs pool the capital of numerous investors to purchase a portfolio of properties. Non-traded REITs do not trade on a national securities exchange and thus **you should understand that any investment in our REIT is generally illiquid.** Early redemption of your shares may be possible each month through a Rich Uncles program, but are subject to limitations and fees discussed in the offering documents, including the prospectus or offering circular. As these REITs are not publicly traded on any securities exchange, many factors affect the valuation of non-traded REITs, including the portfolio of real estate assets owned, strength of the balance sheet, overhead expenses and cost of capital. The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Elements of the investments involve varying degrees of risk, including high risk. The information presented represents the

historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.

Before purchasing shares in any REIT, you should consider the following high risk factors:

- The REITs are initial public offerings; neither has any prior operating history, and the prior performance of real estate programs sponsored by affiliates of our sponsor may not be indicative of our future results.
- The REITs are "best efforts" offerings. If we are unable to raise substantial funds, we may not be able to invest in a diverse portfolio of real estate and real estate-related investments, and the value of your investment may fluctuate more widely with the performance of relatively few specific investments.
- The REITs are "blind pool" investments because the REITs have not identified any properties to acquire with the net proceeds from the REITs' offerings. As a result, you will not be able to evaluate the economic merits of future investments prior to their purchase. The REITs may be unable to invest the net proceeds from their offerings on acceptable terms to investors, or at all.
- The REITs have not yet qualified as REITs, and may fail to qualify as REITs, which could adversely affect operations and the ability to make distributions.

A description of some pertinent risk factors is below. A complete review of all risk factors is contained in the offering documents for each REIT offering, including the prospectus or the offering circular, and should be carefully reviewed before making any investment in any REIT:

Investing in the REITs involves certain risks. You should carefully consider the following risk factors. If any of the following risks were to occur, a REIT's business, financial condition or results of operations could be materially and adversely affected. In these circumstances, the value of the common stock may decline, and you could lose some or all of your investment.

High Risks Related to the Start-up Nature of our Business

As newly established businesses, investing in the REITs involves high risks that are not present in other companies, including other real estate investment trusts, that have an established investment portfolio and operating history. These high risk factors include the following:

The REITs have no prior operating history or established financing sources, and the prior performance of real estate investment programs sponsored by affiliates of our sponsor may not be an indication of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

You should consider prospects in light of the risks, uncertainties and difficulties frequently encountered by companies that are, like the REITs, in their early stage of development. To be successful in this market, the REITs must, among other things:

- identify and acquire investments that further their investment objectives;
- increase awareness of the REITs' names within the investment products market;
- attract, integrate, motivate and retain qualified personnel to manage the REITs' day-to-day operations;
- respond to competition for the REITs' targeted real estate properties and other investments as well as for potential investors; and
- continue to build and expand the REITs' operational structure to support our business.

The REITs do not and cannot guarantee that they will succeed in achieving these goals, and a failure to do so could cause you to lose all or a portion of your investment.

The REITs are "best efforts" offerings. If the REITs are unable to raise substantial funds, the REITs will be limited in the number and type of investments, and the value of your investment will fluctuate with the performance of the specific properties acquired.

The REITs' offerings are being made on a "best efforts" basis, meaning that the REITs are only required to use best efforts to sell REIT shares and have no firm commitment or obligation to purchase any of the shares. As a result, the amount of proceeds raised in the offerings may be substantially less than the amount the REITs need to achieve a broadly diversified property portfolio. The REITs may be unable to raise even the minimum offering amount. If the REITs are unable to raise substantially more than the minimum offering amount, the REITs will make fewer investments resulting in less diversification in terms of the number of investments owned, the types of investments that the REITs make, and the geographic regions in which the investments are located. In such event, the likelihood of the REITs' profitability being affected by the performance of any one of their investments will increase. Additionally, the REITs are not limited in the number or size of our investments or the percentage of net proceeds the REITs may dedicate to a single investment. Your investment in any REIT shares will be subject to greater risk to the extent that the REITs lack a diversified portfolio of investments. Further, the REITs will have certain relatively fixed third party expenses such as legal, tax and audit, regardless of whether the REITs are able to raise substantial funds in this offering. The REITs inability to raise substantial funds could increase fixed third party expenses as a percentage of gross income, potentially reducing net income and cash flow and potentially limiting the REITs' ability to make distributions.

Because stockholders will not have the opportunity to evaluate the investments the REITs may make before they make them, they are considered to be a blind pool. The REITs may make investments with which stockholders do not agree.

The REITs have not identified any real estate investments that are reasonably probable to be acquired or originated with the proceeds from these offerings. As a result, the REITs are not able to provide you with any information to assist you in evaluating the merits of any specific assets that the REITs may acquire. The REITs' boards of directors and advisors have broad discretion when identifying, evaluating and making such investments. You will have no opportunity to evaluate the transaction terms or other financial or operational data concerning specific investments before the REITs invest. Furthermore, the REITs' boards of directors will have broad discretion in implementing policies regarding tenant creditworthiness and you will likewise have no opportunity to evaluate potential tenants. As a result, you must rely on the REITs' boards of directors and advisors to identify and evaluate investment opportunities, and they may not be able to achieve the business objectives, may make unwise decisions or may make investments with which you do not agree.

Failure to qualify as a REIT would reduce net earnings available for investment or distribution.

Qualification as a REIT will depend upon the ability to meet requirements regarding organization and ownership, distributions of income, the nature and diversification of income and assets and other tests imposed by the Internal Revenue Code. If there is a failure to qualify as a REIT for any taxable year after electing REIT status, there will be federal income tax on taxable income at corporate rates. In addition, the REITs would generally be disqualified from treatment as a REIT for the four taxable years following the year in which they lost REIT status. Losing REIT status would reduce net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions would no longer qualify for the dividends-paid deduction and there would no longer be a requirement to make distributions. If this occurs, the REITs might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

Risks Related to an Investment in Common Stock

The REITs may be unable to pay or maintain cash distributions or increase distributions over time.

There are many factors that can affect the availability and timing of cash distributions to stockholders. Distributions will be based principally on cash available from operations. The amount of cash available for distribution will be affected by many factors, such as the REITs' ability to buy properties as offering proceeds become available and operating expense levels, as well as many other variables. Actual cash available for distribution may vary substantially from estimates. It cannot be assured that the REITs will be able to pay or maintain distributions or that distributions will increase over time, nor can the REITs give any assurance that rents from the properties will increase, or that future acquisitions of real properties will increase cash available for distribution to stockholders. **The REITs face significant competition for real estate investment opportunities, which may limit the REITs' ability to acquire suitable investments and achieve investment objectives or pay distributions.**

The REITs face competition from various entities for real estate investment opportunities, including other REITs, pension funds, banks and insurance companies, investment funds and companies, partnerships and developers. Many of these entities have substantially greater financial resources than the REITs do and may be able to accept more risk than the REITs can prudently manage, including risks with respect to the creditworthiness of tenants or the geographic location of the investments. Competition from these entities may reduce the number of suitable investment opportunities offered to the REITs or increase the bargaining power of property owners seeking to sell. Additionally, disruptions and dislocations in the credit markets could impact the cost and availability of debt to finance real estate investments, which is a key component of the REITs' acquisition strategy. A downturn in the credit markets and a potential lack of available debt could result in a further reduction of suitable investment opportunities and create a competitive advantage for other entities that have greater financial resources than the REITs do. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If

the REITs acquire investments at higher prices and/or by using less-than-ideal capital structures, the returns will be lower and the value of assets may not appreciate or may decrease significantly below the amount paid for such assets. If such events occur, stockholders may experience a lower return on their investment.

If the REITs are unable to find suitable investments, they may not be able to achieve investment objectives or pay distributions.

The REITs' ability to achieve investment objectives and to pay distributions depends upon the performance of their advisors in the acquisition of investments, including the determination of any financing arrangements. The REITs are also subject to competition in seeking to acquire real estate-related investments. The more shares sold in a securities offering, the greater a challenge it will be to invest the net offering proceeds on attractive terms. The REITs' investors must rely entirely on the management abilities of each REITs' advisors and boards of directors. The REITs can give no assurance that advisors will be successful in obtaining suitable investments on financially attractive terms or that, if advisors make investments on the REITs' behalf, the investment objectives will be achieved. In the event the REITs are unable to timely locate suitable investments, the REITs may be unable or limited in ability to pay distributions and may not be able to meet investment objectives.

If the REITs raise substantial offering proceeds in a short period of time, they may not be able to invest all of the net offering proceeds promptly, which may cause distributions and the long-term returns to our stockholders to be lower than they otherwise would.

The REITs could suffer from delays in locating suitable investments. The more shares sold in a securities offering, the more difficult it will be to invest the net offering proceeds promptly and on attractive terms. Therefore, the large size of the REITs' offerings increases the risk of delays in investing net offering proceeds. The REITs' reliance on their advisors and the real estate and debt finance professionals that the advisors retain to identify suitable investments at times when such persons are simultaneously seeking to identify suitable investments for other Rich Uncles-affiliated programs or Rich Uncles-advised investors could also delay the investment of the proceeds of this offering. Delays the REITs' encounter in the selection, acquisition and development of income-producing properties or the acquisition of other real estate investments would likely limit the REITs' ability to pay distributions to you and reduce your overall returns.

Disruptions in the financial markets and uncertain economic conditions could adversely affect market rental rates, commercial real estate values and the REITs' ability to secure debt financing, service future debt obligations, or pay distributions to stockholders.

Currently, both the investing and leasing environments are highly competitive. While there has been some increase in the amount of capital flowing into the U.S. real estate markets, the uncertainty regarding the economic environment has made businesses reluctant to make long-term commitments or changes in their business plans.

The REITs' plan to rely on debt financing to finance real estate properties and may have difficulty refinancing some of the debt obligations prior to or at maturity or may not be able to refinance these obligations at terms as favorable as the terms of the initial indebtedness. Or the REITs may be unable to obtain additional debt financing at all. If the REITs are not able to refinance initial indebtedness on attractive terms at

the various maturity dates, the REITs may be forced to dispose of assets. Recent financial market conditions have improved from the bottom of the economic cycle, but material risks are still present. Market conditions can change quickly, which could negatively impact the value of the REITs' assets.

Disruptions in the financial markets and continued uncertain economic conditions could adversely affect the values of the REITs' investments. Furthermore, declining economic conditions could negatively impact commercial real estate fundamentals and result in lower occupancy, lower rental rates and declining values in any real estate portfolio and in the collateral securing loan investments, which could have the following negative effects on the REITs:

- the values of the REITs' investments in commercial properties could decrease below the amounts paid for such investments;
- revenues from the REITs' properties could decrease due to fewer tenants and/or lower rental rates, making it more difficult for the REITs to pay distributions or meet debt service obligations on debt financing; and
- These factors could reduce stockholders' return and decrease the value of an investment in either REIT.

If the REITs fail to diversify their investment portfolios, downturns relating to certain geographic regions, industries or business sectors may have a more significant adverse impact on the assets and effect the ability to pay distributions than if the REITs had a diversified investment portfolio.

The REITs investments may at times be concentrated in a limited number of geographic locations. To the extent that the portfolios may be concentrated in limited geographic regions, industries or business sectors, downturns relating generally to such region, industry or business sector may result in defaults on a number of REIT investments within a short time period, which may reduce net income and the value of the common stock and accordingly limit the REITs' ability to pay distributions to stockholders.

Any adverse economic or real estate developments in the REITs' target markets could adversely affect operating results and the ability to pay distributions to stockholders.

Because the REITs depend upon advisors and affiliates to conduct REIT operations, adverse changes in the financial health of an advisor or its affiliates could cause the REITs' operations to suffer.

The REITs depend on advisors to manage operations and the portfolio of assets. The advisors depend upon the fees and other compensation that they receive from the REITs. Any adverse changes to the REITs' relationship with, or the financial condition of, its advisors and affiliates, could hinder their ability to successfully manage the REITs' operations and portfolio of investments.

The REITs may not be successful in conducting securities offerings, which would adversely impact the REITs' ability to implement an investment strategy.

The success of a securities offering, and the REITs' ability to implement a business strategy, depends upon the ability to sell the REITs' shares to investors. All investors have a choice of numerous competing real estate investment trust offerings, which may make selling the REITs' shares to investors more difficult. If the REITs are not successful in growing, operating and managing this process, the REITs' abilities to raise proceeds through securities offerings will be limited and there may not be adequate capital to implement the REITs' investment strategy.

The loss of or the inability to retain or obtain key real estate professionals at the REITs' advisors could delay or hinder implementation of investment strategies, which could limit the ability to make distributions and decrease the value of an investment in the REITs' shares.

The offering price per share of the REITs' common stock, which after December 31, 2016 will be NAV (Net Asset Value), may not reflect the value of the stockholders' investment.

As with any valuation methodology, the methodologies we use are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties using different assumptions and estimates could derive a different estimated NAV per share of the REITs' common stock, and these differences could be significant. The estimated NAV per share is not audited and does not represent the fair value of assets less the fair value of liabilities according to GAAP, nor does it represent a liquidation value of assets and liabilities or the price at which shares of common stock would trade on a national securities exchange.

Accordingly, the REITs can give no assurance that:

- a stockholder would ultimately realize distributions per share equal to our estimated NAV per share upon a sale of the REITs;
- the shares of common stock would trade at the estimated NAV per share on a national securities exchange;
- a third party would offer the estimated NAV per share in an arm's-length transaction to purchase all or substantially all of the shares of common stock; and
- another independent third-party appraiser or third-party valuation firm would agree with our estimated NAV per share

Risks Related to Conflicts of Interest

The REITs' advisors, sponsors and their affiliates, including all executive officers and affiliated directors and other key real estate professionals, face conflicts of interest caused by their compensation arrangements with the REITs and with other Rich Uncles-affiliated programs, which could result in actions that are not in the long-term best interests of the REITs' stockholders.

Most of our executive officers and our affiliated directors and other key real estate professionals are also officers, directors, managers, key professionals and/or holders of a direct or indirect controlling interest in our advisors, sponsors and/or other Rich Uncles-affiliated entities. The REITs' advisors, sponsors and their affiliates receive substantial fees from the REITs. These fees could influence the advisors' advice as well as the judgment of its affiliates.

The REITs advisors, sponsors and their affiliates face conflicts of interest relating to the acquisition of assets due to their relationship with other Rich Uncles-affiliated programs and Rich Uncles-advised investors, which could result in decisions that are not in the REITs' best interest or the best interests of the REITs' stockholders.

The REITs rely on our advisors, sponsors and other key real estate professionals at our advisors, including Messrs. Hofer and Wirta, to identify suitable investment opportunities for us. The REITs are advised by our sponsors and rely on many of the same real estate professionals as will future Rich Uncles-affiliated programs advised by advisors. As such, we and the other Rich Uncles-affiliated programs, and Rich Uncles-advised investors rely on many of the same real estate professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Many investment opportunities that are suitable for the REITs may also be suitable for other Rich Uncles-affiliated programs and Rich Uncles-advised investors. When these real estate professionals direct an investment opportunity to any Rich Uncles-affiliated program or Rich Uncles-advised investor they, in their sole discretion, will offer the opportunity to the program or investor for which the investment opportunity is most suitable based on the investment objectives, portfolio and criteria of each program or investor. Our acquisition stage may overlap with future Rich Uncles-affiliated programs and Rich Uncles-advised investors.

The REITs and other Rich Uncles-affiliated programs and Rich Uncles-advised investors also rely on these real estate professionals to supervise the management of investments. If the Rich Uncles team of real estate professionals direct creditworthy prospective tenants to properties owned by another Rich Uncles-affiliated program or Rich Uncles-advised investors when it could direct such tenants to the REITs' properties, our tenant base may have more inherent risk and the properties' occupancy may be lower than might otherwise be the case.

Further, existing and future Rich Uncles-affiliated programs and Rich Uncles-advised investors and Messrs. Hofer and Wirta generally are not and will not be prohibited from engaging, directly or indirectly, in any business or from possessing interests in any other business venture or ventures, including businesses and ventures involved in the acquisition, development, ownership, leasing or sale of real estate-related investments.

The REITs' officers, advisors, sponsors, and the real estate, debt finance, management and accounting professionals assembled by the REITs' advisors face competing demands on their time and this may cause operations and our stockholders' investment in the REITs to suffer.

The REITs rely on officers, advisors, sponsors and the real estate, debt finance, management and accounting professionals that the advisors retain, including Messrs. Hofer and Wirta, to provide services for the day-to-day operation of the REITs' businesses. Each REIT is also advised by Rich Uncles and relies on sponsors and many of the same real estate, debt finance, management and accounting professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Further, our officers and affiliated directors are also officers and/or affiliated directors of some or all of the other Rich Uncles-affiliated programs. As a result of the REITs' executive officer interests in other Rich Uncles-affiliated programs, their obligations to Rich Uncles-advised investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, Messrs. Hofer and Wirta face conflicts of interest in allocating their time among the REITs and other Rich Uncles-affiliated programs and other Rich Uncles-advised investors, as well as other business activities

in which they are involved. During times of intense activity in other programs and ventures, these individuals may devote less time and fewer resources to the REITs' businesses than is necessary or appropriate to manage the businesses. Furthermore, some or all of these individuals may become employees of another Rich Uncles-affiliated program in an internalization transaction or, if the REITs internalize their advisors, may not become the REITs' employees as a result of their relationship with other Rich Uncles-affiliated programs. If these events occur, the returns on investment, and the value of your investment in REITs, may decline.

Because other Rich Uncles-affiliated programs may conduct offerings concurrently with the REITs' offerings, advisors and sponsors may face potential conflicts of interest arising from competition among the REITs and these other programs for investors and investment capital, and such conflicts may not be resolved in the REITs' favor.

Our stockholders may not be able to immediately sell their shares under our share repurchase program.

We do not expect that a secondary market for resale of the REITs' stock will develop, but the REITs' intend to provide monthly share repurchase programs for shareholders who wish to sell their shares. The REITs' ability to repurchase shares depends the levels of cash reserves (including distribution reinvestment proceeds), availability under any line of credit that the REITs might have, the pace of new share sales, and the REITs' ability to sell properties. If the REITs must sell properties in order to honor repurchase requests, the repurchase of shares tendered for repurchase could be delayed until they have sold sufficient properties to honor such requests. The REITs expect that the property sale process, if required to honor repurchase requests, could take several months, and the REITs cannot determine how long it might take to raise sufficient capital from property sales and other sources to honor all such requests. The REITs intend to honor such repurchase requests in the order they are received.

The boards of the REITs may amend, suspend or terminate the REITs' share repurchase programs.

The REITs may, at some future date, seek to list their shares on a national securities exchange to create a secondary market for their stock, but the REITs have no current plan to do so, and for the foreseeable future shareholders should assume that the only available avenue to sell their shares will be the share repurchase programs offered by each REIT.

Because the REITs are selling their shares directly to the public, our stockholders will not have the benefit of an independent due diligence review of the REITs, which is customarily performed in underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty stockholders of the REITs face.

There will be no outside independent review of the REITs' finances and operations. Therefore, REIT stockholders must rely on the information in the offering materials, including the prospectus or offering circular, and will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a public securities offering.

The REITs' investors' interest in each REIT could be diluted if a REIT issues additional shares, which could reduce the overall value of a stockholder's investment.

Payment of fees to the REITs' advisors, sponsors and their affiliates reduces cash available for investment and distribution to stockholders and increases the risk that stockholders will not be able to recover the amount of their investment in the REITs' shares.

The REITs' advisors, sponsors and their affiliates perform services for the REITs in connection with the selection and acquisition of real estate investments, the management and leasing of real estate properties, the administration of real estate-related investments and the disposition of real estate investments. The REITs pay them substantial fees for these services, which results in immediate dilution of the value of stockholders' investments and reduces the amount of cash available for investment or distribution to stockholders.

If the REITs are unable to obtain funding for future capital needs, cash distributions to the REITs' stockholders and the value of the investments could decline.

When tenants do not renew their leases or otherwise vacate their space, the REITs will often need to expend substantial funds for improvements to the vacated space in order to attract replacement tenants. Even when tenants do renew their leases the REITs may agree to make improvements to their space as part of negotiations. If the REITs need additional capital in the future to improve or maintain properties or for any other reason, the REITs may have to obtain funding from sources other than cash flow from operations or proceeds from any distribution reinvestment plan, such as borrowings or future equity offerings. These sources of funding may not be available on attractive terms or at all. If the REITs cannot procure additional funding for capital improvements, the investments may generate lower cash flows or decline in value, or both, which would limit the REITs' ability to make distributions to stockholders and could reduce the value of stockholders' investments in in the REITs.

General Risks Related to Investments in Real Estate

Economic, market and regulatory changes that impact the real estate market generally may decrease the value of investments in the REITs and weaken operating results.

The REITs' operating results and the performance of the properties acquired by each REIT are subject to the risks typically associated with real estate, any of which could decrease the value of REIT investments and could weaken operating results, including:

- downturns in national, regional and local economic conditions;
- competition;
- adverse local conditions, such as oversupply or reduction in demand for buildings and changes in real estate zoning laws that may reduce the desirability of real estate in an area;
- vacancies, changes in market rental rates and the need to periodically repair, renovate and re-let space;
- changes in interest rates and the availability of permanent mortgage financing, which may render the sale of a property or loan difficult or unattractive;

- changes in tax (including real and personal property tax), real estate, environmental and zoning laws;
- natural disasters such as hurricanes, earthquakes and floods;
- acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;
- the potential for uninsured or underinsured property losses; and
- periods of high interest rates and tight money supply.

Any of the above factors, or a combination thereof, could result in a decrease in the REITs' cash flow from operations and a decrease in the value of the REITs' investments, which would have an adverse effect on operations, on the REITs' ability to pay distributions to stockholders and on the value of stockholders' investments.

The REITs may obtain only limited warranties when purchasing a property.

The seller of a property will often sell such property in its "as is" condition on a "where is" basis and "with all faults," without any warranties of merchantability or fitness for a particular use or purpose. In addition, purchase agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Also, most sellers of large commercial properties are special purpose entities without significant assets other than the property itself. The purchase of properties with limited warranties or from undercapitalized sellers increases the risk that the REITs may lose some or all of their invested capital in the property as well as the loss of rental income from that property.

The REITs may finance properties with lock-out provisions, which may prohibit them from selling a property, or may require them to maintain specified debt levels for a period of years on some properties.

Properties that become vacant could be difficult to re-lease or sell, which could diminish the return on these properties and adversely affect the REITs' cash flow and ability to pay distributions to stockholders.

Properties may incur vacancies either by the expiration and non-renewal of tenant leases or the default of tenants under their leases. If vacancies continue for a long period of time, the REITs may suffer reduced revenues resulting in less cash available for distribution to stockholders.

The REITs depend on tenants for their revenue generated by real estate investments and, accordingly, the revenue generated by our real estate investments and the ability to make distributions to stockholders are dependent upon the success and economic viability of the tenants and the REITs ability to retain and attract tenants. Non-renewals, terminations or lease defaults could reduce net income and limit the ability of the REITs to make distributions to stockholders.

The bankruptcy or insolvency of the REITs' tenants or delays by tenants in making rental payments could seriously harm the REITs' operating results and financial condition.

Costs imposed pursuant to laws and governmental regulations may reduce the REITs' net income and the cash available for distribution to stockholders

Uninsured losses relating to real property could reduce the REITs' cash flow from operations and the return on stockholder investments.

Risks Associated with Debt Financing

The REITs obtain lines of credit, mortgage indebtedness and other borrowings, which increases risk of loss due to potential foreclosure.

The REITs may use leverage in connection with any real estate investments made, which increases the risk of loss associated with this type of investment.

The REITs may not be able to access financing sources on attractive terms, which could adversely affect their ability to execute their business plans.

Increases in interest rates would increase the amount of the REITs' debt payments and limit their ability to pay distributions to stockholders.

Failure to qualify as a REIT would subject us to federal income tax, which would reduce the cash available for distribution to stockholders.

The REITs expect to operate in a manner that will allow them to qualify as a REIT for federal income tax purposes. However, the federal income tax laws governing REITs are extremely complex, and interpretations of the federal income tax laws governing qualification as a REIT are limited. Qualifying as a REIT requires meeting various tests regarding the nature of assets and income, the ownership of outstanding stock, and the amount of distributions on an ongoing basis. While the REITs intend to continue to operate so that they will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, including the tax treatment of certain investments they may make, and the possibility of future changes in circumstances, no assurance can be given that they will so qualify as a REIT for any particular year. If either REIT fails to qualify in any calendar year and do not qualify for certain statutory relief provisions, it would be required to pay federal income tax on its taxable income. It might need to borrow money or sell assets to pay that tax. The payment of income tax would decrease the amount of income available for distribution to stockholders. Furthermore, if the REITs fail to maintain a qualification as a REIT and do not qualify for certain statutory relief provisions, they no longer would be required to distribute substantially all of REIT taxable income to stockholders. Unless the REITs' failure to qualify as a REIT were excused under federal tax laws, they would be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

The REITs' stockholders may have current tax liability on distributions they elect to reinvest in the REITs' common stock.

If the REITs' stockholders participate in our distribution reinvestment plan, they will be deemed to have received, and for income tax purposes will be taxed on, the amount reinvested in shares of common stock to the extent the amount reinvested was not a tax-free return of capital. In addition, the REITs' stockholders will be treated for tax purposes as having received an additional distribution to the extent the shares are purchased at a discount to fair market value, if any. As a result, unless the REITs' stockholders are tax-exempt entities, they may have to use funds from other sources to pay their tax liability on the value of the shares of common stock received.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to other tax liabilities that reduce cash flow and their ability to make distributions to stockholders.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to some federal, state and local taxes on income or property.

REIT distribution requirements could adversely affect the REITs' ability to execute their business plan.

The REITs generally must distribute annually at least 90% of taxable income, subject to certain adjustments and excluding any net capital gain, in order for federal corporate income tax not to apply to earnings that they distribute. To the extent that the REITs satisfy this distribution requirement, but distribute less than 100% of their taxable income, they will be subject to federal corporate income tax on undistributed REIT taxable income. In addition, the REITs will be subject to a 4% nondeductible excise tax if the actual amount that they pay out to our stockholders in a calendar year is less than a minimum amount specified under federal tax laws. The REITs intend to make distributions to stockholders to comply with the REIT requirements of the Internal Revenue Code.

To maintain REIT status, the REITs may be forced to forego otherwise attractive business or investment opportunities, which may delay or hinder their ability to meet investment objectives and reduce stockholders' overall return.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

Liquidation of assets may jeopardize REIT qualification.

To qualify as a REIT, the REITs must comply with requirements regarding assets and sources of income. If the REITs are compelled to liquidate investments to repay obligations to lenders, the REITs may be unable to comply with these requirements, ultimately jeopardizing their qualification as a REIT, or they may be subject to a 100% tax on any resultant gain if they sell assets that are treated as dealer property or inventory.

The REITs' may be subject to adverse legislative or regulatory tax changes.

Above we provided description of some but not all of the pertinent risk factors. For a complete discussion of all risk factors, and before making any investment in any Rich Uncles' REIT, you should carefully review the offering documents, including the prospectus or the offering circular.

Meet the Uncles

Billions in Real Estate Bought, Managed, Sold

Proven Experts | Highest Integrity



Ray Wirta
Founding Investor

In 2006, Uncle Ray launched the idea of "Real Estate Investing for Everyone" and Rich Uncles was born.

Ray is the Chairman of CBRE Group, Inc. (NYSE:CBG), a Fortune 500 and S&P 500 company that is the world's largest commercial real estate services and investment firm with 2015 revenues of $11 billion.

CBRE has approximately 70,000 employees, and serves real estate owners, investors and occupiers through approximately 370 offices worldwide.

Ray has a passion for cutting-edge real estate strategies, which led to the creation of Rich Uncles.

An avid cyclist, on weekends Ray can be found on his mountain bike exploring the great outdoors.



Harold Hofer
Chief Executive Officer

Uncle Harold is responsible for the overall direction of Rich Uncles, including real estate, finance, and legal.

Harold is a seasoned real estate expert with $2 billion in transactional experience. He is a graduate of the UCLA School of Law.

Over the past 30 years Harold has sponsored numerous real estate funds for individual investors in the form of Limited Partnerships, Limited Liability Companies, and Real Estate Investment Trusts. It was long before Crowdfunding was in vogue that Harold began helping wealthy investors enjoy the kind of opportunities Rich Uncles offers you today.

Harold's sunrise surf sessions set a positive tone for the rest of his day.



Howard Makler
President

Uncle Howie is in charge of technology, investor relations and marketing for Rich Uncles.

Howard is a successful entrepreneur creating businesses in commercial real estate, renewable energy and computer gaming.

Howard has served for over a decade as Professor at the International Council of Shopping Centers' School of Leasing at the Wharton School of the University of Pennsylvania. Howard was the recipient of the prestigious "Rising Stars 40 Under 40 Award" by Chain Store Age. The media frequently seeks his opinions - he has been featured on ABC, Fox News, CNN and The Wall Street Journal.

Most Sundays Howard provides Pastoral Care to patients at Hoag Hospital in Newport Beach, CA.

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Our Commitment to You

- Rich Uncles was founded to make real estate investment easier and less expensive.
- Our REITs are required to have audited financials and to pay out at least 90% of their income in the form of Shareholder dividends.
- The Uncles regard themselves as trusted stewards of investors' hard-earned money, a humbling responsibility that they take very seriously.

How it Works

Creditworthy tenants pay us rent which we distribute to you

1. You invest

With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).


REIT
Real Estate Investment Trust

2. We collect rent

Our portfolio of properties generates monthly rental payments from our creditworthy tenants.

3. You get paid*

We pay you cash dividends each month from the rental income.

> Disclosure* Prospectus

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Investment Risks*

How it Works

Creditworthy tenants pay us rent which we distribute to you

1. You invest

With $500 or more you can buy shares and own a piece of our Real Estate Investment Trust (REIT).



REIT

2. We collect rent

Our portfolio of properties generates monthly rental payments from our creditworthy tenants.

3. You get paid*

We pay you cash dividends each month from the rental income.

The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

> Disclosure* Prospectus

Get Started | Investment Risks*


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What Type of Properties Do We Buy?

We have carefully crafted our investment strategy

- Our tenants are typically recognizable creditworthy tenants.
- Our tenants pay all property-related expenses – taxes, insurance, utilities and maintenance – which form the basis for what are called "Triple Net" (NNN) leases.
- We purchase properties with a 50% or more cash down payment.

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No Middleman Saves You Money

Rich Uncles was founded for a single purpose - to make real estate investment easier and less expensive for the small investor.

FEES	RICH UNCLES	OTHERS	SAVINGS
Broker/Dealer Costs	0%	10%	10%

Disclosure Source: Investor.gov

We sell shares directly to investors and not through broker-dealers and advisors who are paid commissions and fees. As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually being invested in real estate rather than being paid to middlemen.

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No Middleman Saves You Money

Rich Uncles was founded for a single purpose - to make real estate investment easier and less expensive for the small investor.

FEES	RICH UNCLES	OTHERS	SAVINGS
Brok			%

Investment in our shares still involves substantial fees which may exceed fees paid by other REITs for the same services. You should carefully review the prospectus for a full discussion of the fees that will be charged.

Disclosure

Source: Investor.gov

We sell shares directly to investors and not through broker-dealers and advisors who are paid commissions and fees. As a result, Rich Uncles can deliver a real estate product to the market that has roughly 10% more of the investment amount actually being invested in real estate rather than being paid to middlemen.

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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
6.5%+ historical cash dividends paid
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Open for Investment
Start with
$500 or more
Cash Dividends
Paid Monthly
Disclosure
Strategy: Single-Tenant Triple Net Properties



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How it Works
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Properties
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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
6.5%+ historical cash dividends paid
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.
Disclosure
Strategy: Single-Tenant Triple Net Properties
Orlando, FL
Stockbridge, GA
Antioch, CA
Roseville, CA



CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Open for Investment
Start with
$500 or more
Cash Dividends
Paid Monthly
Disclosure
Strategy: Single-Tenant Triple Net Properties
Orlando, FL
6252 Lee Vista Blvd.
ACQUIRED IN 2016
Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016
Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*
Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA

623 South Winchester Blvd

ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA

2707 Sunrise Boulevard

ACQUIRED IN 2016
Partial Interest*



San Carlos, CA

1031 Bing Street

ACQUIRED IN 2016
Partial Interest*



Vacaville, CA

991 Nut Tree Road

ACQUIRED IN 2016
Partial Interest*



San Antonio, TX

1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*


RITE AID

Lake Elsinore, CA

16491 Lakeshore Drive

ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA

2383 Lake Harbin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

7224 55th Street

ACQUIRED IN 2016
Partial Interest*









San Antonio, TX
1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive

ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street

ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St

ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

ACQUIRED IN 2016
Partial Interest*

Get Started | Investment Risks

Disclosure* Prospectus



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*



Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfie
258 Bern
ACQUIRED
Partial Int





ento, CA
der Creek Road
IRED IN 2016
tial Interest*

Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich-Uncles or email at prospectus-NNN@RichUncles.com, or by clicking here.

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

t Risks

Disclosure* Prospectus


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accredo
Specialty Pharmacy
Accredo Health Group / Express Scripts
Rich Uncles NNN REIT
The property is an approximately 63,000 sq. ft. class A office building occupied by Accredo Health Group / Express Scripts and is located in a desireable office/industrial market of Orlando, FL. The property was newly constructed in 2006 for Accredo Health Group. The lease is guaranteed by parent company Express Scripts, which holds an investment grade rating of "BBB+" from Standard & Poor's. Express Scripts boasts a current market capitalization of over $46B and is a Fortune 500 company which ranked #22 on the list (2015 rankings).

Why We Like This Deal

- Investment Grade credit lease guarantor, rated "BBB+" by Standard & Poor's.
- The property is located in a Rich Uncles target MSA – Orlando, FL
- NNN lease where tenant is responsible for taxes, insurance and operating expenses.
- Signalized corner location in a premier Orlando office/industrial submarket.
- Class "A" Office Building

The Specifics

- The property is part of a 2-building campus located on the 4-way signalized intersection of Lee Vista Blvd. and TPC Drive. The Property is located approximately one mile away from the 528 Expressway (also known as the Martin Andersen Beachline Expressway), an important route which provides access to the Orlando International Airport and connects two major interstates, the I-4 and the I-95.
- Orlando International Airport is less than two miles away from the subject property, as are a wide array of name brand hotels including Marriott, Hilton, Sheraton, Holiday Inn, Hyatt, Courtyard, Hampton Inn, and many more. A number of restaurants and fast food chains are also in the vicinity of the property, along with prominent retailers Ross, Petco, Home Goods, Michaels, and others. Large industrial businesses close by include Siemens, Hensel Phelps, and Publix Distribution Center

Accredo Health Group is the corporate entity on the lease while Express Scripts acts as a guarantor. Express Scripts is a publicly traded company with a market cap in excess of $46B. It is the largest Pharmacy Benefits Manager (PBM) organization in the United States, ahead of CVS's Caremark Rx and United Healthcare's OptumRx.

Accredo Health Group is focused on dispensing injectable, infused, oral, or inhaled drugs that require a higher level of clinical service and support compared to what is typically available from traditional pharmacies.

Take a look inside the new building






Express Scripts
6252 Lee Vista Blvd, Orlando, FL 32822
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Lee Vista Blvd
Express Scripts
Hazeltine National Dr
Butler National Dr
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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016


CHASE

Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


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Stories
Risks
Invest Now
Walgreens Drugstore
Rich Uncles NNN REIT
The property is an approximately 15,120 sq. ft. retail building occupied by Walgreens in Stockbridge, GA. It is leased by Walgreen Company, which operates approximately 12,755 stores across all 50 states and 11 countries. Walgreen Company recently merged with Walgreens Boots Alliance and shares its investment grade credit rating.

Why We Like This Deal

- Investment Grade Credit tenant rated "BBB" by Standard & Poor's.
- Walgreens is a nationally recognized brand name.
- Signalized hard corner location with close proximity to I-75 highway and residential areas.
- The property was a build-to-suit for Walgreens in 2001 and has excellent signage from two major streets as well as a 24-hr drive-thru pharmacy.

The Specifics

- The property is situated next to a Wells Fargo and a Shell gas station along Hudson Bridge Road, the only major street connecting several surrounding residential areas to the I-75 highway. Additional neighboring businesses include a Walmart Supercenter, Kroger, Dollar Tree, and other retail centers.
- The property is located on the 4-way signalized intersection of Hudson Bridge Road and Flippen Road. It is less than one mile away from the I-75, a major interstate highway that leads to downtown Atlanta, 24 miles to the north.
- Walgreen Company has an investment grade credit rating of "BBB" from Standard & Poor's through their parent company, Walgreens Boots Alliance.


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Take a look inside the new building
Walgreens
Chip Pt
Kroger
Spivey Junction
Hudson Bridge Rd
McDonald's
Save

When You Invest with Rich Uncles,
You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



RITE AID

Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*



DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


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Chase Bank
Rich Uncles NNN REIT
The property is a stand-alone street-fronting parcel within The Crossings, a well-leased contemporary shopping center anchored by Safeway and Rite Aid. Safeway's annual sales of $32 million at The Crossings have facilitated this shopping center's fully leased status. Tenant pays all taxes, insurance and maintenance.

Why We Like This Deal

- The immediate trade area exhibits strong demographics, consisting of predominantly single family residential housing with 15,000 people within one mile (average HH income = $83,000) and 97,000 people within three miles (average HH income = $82,000).
- 90% of the property's revenues are generated by Chase Bank, a national investment grade credit.
- The 7.6% acquisition cap rate is very favorable for a stand-alone parcel within an institutional quality shopping center.

The Specifics

- The Chase Bank location is a prototypical shopping center pad branch location, and has two ATMs. The Chase lease was originally signed with Washington Mutual in 2007. Chase assumed the WaMu lease obligations at year-end 2008 and thus has been operating as a Chase Bank for 5+ years.
- The Property is 100% leased. The tenants are Chase Bank (NYSE: JPM; Standard&Poors credit rating = AA) and Great Clips (local franchisee operating three Great Clips units). Chase occupies 5,660 Sq.Ft. (81% of total) and pays NNN rent equal
- The company's investment in the property, including down payment and acquisition, lender and closing costs, totals $1,862,000. The Property's cash flow, or net operating income minus loan payments, equals $170,000. This cash flow divided by the Company's investment exceeds 9%.
- *Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building





When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA

1855 Hudson Bridge Road

ACQUIRED IN 2016


CHASE

Antioch, CA

3457 Deer Valley Road

ACQUIRED IN 2016
Partial Interest*



Roseville, CA

701 Cirby Way

ACQUIRED IN 2016
Partial Interest*



San Jose, CA

623 South Winchester Blvd

ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA

2707 Sunrise Boulevard

ACQUIRED IN 2016
Partial Interest*



San Carlos, CA

1031 Bing Street

ACQUIRED IN 2016
Partial Interest*



Vacaville, CA

991 Nut Tree Road

ACQUIRED IN 2016
Partial Interest*



San Antonio, TX

1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Chevron
Chevron Service Station + 'ExtraMile' Mini-Mart
Rich Uncles NNN REIT
The property is branded as Chevron and is subject to a new 10-year "triple-net" (NNN) lease coupled with four 5-year renewal options. The tenant under the lease is a multiple location service station operator who is responsible for paying all property related-expenses (taxes, insurance and maintenance). The lease is personally guaranteed by the tenant's owner who has a net worth exceeding $15 million.
Chevron

Why We Like This Deal

- New state-of-the-art appearance with 12 pumps and a new Chevron-branded "ExtraMile" mini-mart.
- The property is located in a heavily trafficked thoroughfare in a dense urban environment.
- The lease is personally guaranteed by the tenant's owner.

The Specifics

- The lease is subject to a personal guarantee by the tenant's owner, and his net worth exceeds $15 million. The lease has four 5-year renewal options, and the rent increases by 10% every 5 years in the current (and extended) terms.
- The triple-net (NNN) nature of the lease means that the tenant is responsible for all expenses including property taxes, insurance and maintenance, and any fluctuations in those expenses.
- Chevron performed considerable due diligence before entering into a franchise arrangement with the tenant. Chevron's due diligence provides an extra layer of site viability assurance.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building


Chevron

When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016


CHASE

Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA

2707 Sunrise Boulevard

ACQUIRED IN 2016
Partial Interest*

San Carlos, CA

1031 Bing Street

ACQUIRED IN 2016
Partial Interest*

Vacaville, CA

991 Nut Tree Road

ACQUIRED IN 2016
Partial Interest*

San Antonio, TX

1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA

16491 Lakeshore Drive

ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA

2383 Lake Harbin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

7224 55th Street

ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA

258 Bernard St

ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA

9450, 8430 Elk Grove Florin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Chevron
Chevron Service Station + 'ExtraMile' Mini-Mart
Rich Uncles NNN REIT
The property is branded as Chevron and is subject to a new 10-year "triple-net" (NNN) lease coupled with four 5-year renewal options. The tenant under the lease is a multiple location service station operator who is responsible for paying all property related-expenses (taxes, insurance and maintenance). The lease is personally guaranteed by the tenant's owner who has a net worth exceeding $15 million.

Why We Like This Deal

- New state-of-the-art appearance with 12 pumps and a new Chevron-branded "ExtraMile" mini-mart.
- The property is located in a heavily trafficked thoroughfare in a dense urban environment.
- The lease is personally guaranteed by the tenant's owner.

The Specifics

- The lease is subject to a personal guarantee by the tenant's owner, and his net worth exceeds $15 million. The lease has four 5-year renewal options, and the rent increases by 10% every 5 years in the current (and extended) terms.
- The triple-net (NNN) nature of the lease means that the tenant is responsible for all expenses including property taxes, insurance and maintenance, and any fluctuations in those expenses.
- Chevron performed considerable due diligence before entering into a franchise arrangement with the tenant. Chevron's due diligence provides an extra layer of site viability assurance.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building


Extra Mile

When You Invest with Rich Uncles,
You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR
TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Chevron
Chevron Service Station + 'ExtraMile' Mini-Mart
Rich Uncles NNN REIT
The property is branded as Chevron and is subject to a new 10-year "triple-net" (NNN) lease coupled with four 5-year renewal options. The tenant under the lease is a multiple location service station operator who is responsible for paying all property related-expenses (taxes, insurance and maintenance). The lease is personally guaranteed by the tenant's owner who has a net worth exceeding $15 million.

Why We Like This Deal

- New state-of-the-art appearance with 12 pumps and a new Chevron-branded "ExtraMile" mini-mart.
- The property is located in a heavily trafficked thoroughfare in a dense urban environment.
- The lease is personally guaranteed by the tenant's owner.

The Specifics

- The lease is subject to a personal guarantee by the tenant's owner, and his net worth exceeds $15 million. The lease has four 5-year renewal options, and the rent increases by 10% every 5 years in the current (and extended) terms.
- The triple-net (NNN) nature of the lease means that the tenant is responsible for all expenses including property taxes, insurance and maintenance, and any fluctuations in those expenses.
- Chevron performed considerable due diligence before entering into a franchise arrangement with the tenant. Chevron's due diligence provides an extra layer of site viability assurance.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building







When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*


Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*


Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*


Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*


Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*


Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
PMI
PMI PreClinical
Rich Uncles NNN REIT
The property is an approximately 20,800 sq. ft. R&D building located in San Carlos, CA. The property is within the San Francisco Peninsula's second largest concentration of light industrial properties.

Why We Like This Deal

- Well established corporate tenant with long-term profitability.
- Base lease term has 10 years with annual rent increases.
- $4.2 million of tenant-funded property improvements validate tenant's commitment to this property.
- Strong inherent real estate dynamics of San Francisco Peninsula location, attractive R&D market conditions, and upward trending neighborhood.

The Specifics

- With a population of 7.44 million, the San Francisco Bay Area is one of the nation's strongest real estate markets due to the land scarcity, high demand, and governmental hurdles to new development.
- The site is half a block from El Camino Real (State Route 82) and two blocks from the 101 Bayshore Freeway. These are the primary N-S arterial and freeway for this portion of the San Francisco Peninsula. CalTrain Stations are located within 1 mile north and south of the property.
- The tenant, PMI PreClinical (owned by Palm Beach Capital and Tim Pruban), is a FDA regulated Contract Research Organization that has operated since 1983. It is the oldest privately held firm in its space. PMI PreClinical tests new technologies developed by third parties in the medical device and surgical procedures fields.
- The tenant is subject to a triple-net lease subject to annual rental increases.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building





When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA

2707 Sunrise Boulevard

ACQUIRED IN 2016
Partial Interest*

San Carlos, CA

1031 Bing Street

ACQUIRED IN 2016
Partial Interest*

Vacaville, CA

991 Nut Tree Road

ACQUIRED IN 2016
Partial Interest*

San Antonio, TX

1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA

16491 Lakeshore Drive

ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA

2383 Lake Harbin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

7224 55th Street

ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA

258 Bernard St

ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA

9450, 8430 Elk Grove Florin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
U.S. Department of Labor (MSHA)
Rich Uncles NNN REIT
The property is an approximately 11,014 sq. ft. office building occupied by the United States Department of Labor's Mine Safety and Health Administration in Vacaville, CA. This property, which is less than a mile from the Highway 80, is located on a signalized hard corner with easy access from both cross streets. Vacaville is a small, upper-middle class community which sits half-way between San Francisco and Sacramento.

Why We Like This Deal

- The property is 100% leased and guaranteed by the United States of America, with a Standard & Poor's credit rating of AA+.
- The U.S. Department of Labor has occupied this building since August 2011 with a current lease term continuing through August 2026.
- This location boasts household incomes above the national average and strong population density.
- The property was purchased at a favorable price as compared to local comps.

The Specifics

- The U.S. Department of Labor's Mine Safety and Health Administration (MSHA) enforces compliance with mandatory health and safety standards in the nation's mines, and this branch is responsible for enforcement of the Mine Act for the Western United States.
- The tenant is the Mine Safety and Health Administration which is an agency of the United States Department of Labor.
- This property is less than 1 mile from Highway 80, a major thoroughfare connecting the San Francisco Bay area to Sacramento. The building is located on a signalized intersection.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building











When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



CHASE

Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Chevron

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
Pre-K 4 SA
Pre-K San Antonio ("Pre-K SA")
Rich Uncles NNN REIT
The property is an approximately 50,150 sq. ft. commercial building occupied by a subsidiary of the City of San Antonio, TX and operated as a pre-kindergarten facility for lower income families. This property is at the intersection of the Raymond E. Stotzer Jr. Freeway (151 Fwy) and U.S. Route 90. San Antonio is one of the fastest growing major cities in the country. It is the seventh largest city in the United States and the second largest city in Texas.

Why We Like This Deal

- The property is 100% leased to a subsidiary of the City of San Antonio, TX, which has the coveted Standard & Poor's credit rating of AAA.
- High quality site and improvements with good traffic counts.
- Extremely popular City-funded Pre-K SA program.

The Specifics

- The property is designed to provide pre-kindergarten education to poverty-level children of San Antonio. It is occupied by the San Antonio Early Childhood Education Municipal Development Corporation, a wholly owned subsidiary of the City of San Antonio, Texas.
- A voter-approved initiative provides a 1/8 cent sales tax to fund three 8-yr lease terms. Over 5 years remain in the first 8-yr lease term. 400 full-time employees help 22,400 children take advantage of this pre-k education opportunity in four San Antonio facilities including the subject property.
- The property was built in 2014 specifically for this use. It has significant tenant improvements including playgrounds, a kitchen, computer rooms, nurse quarters, meeting rooms, offices, classrooms, parent rooms, and a lobby.
- *Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building







When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA

2707 Sunrise Boulevard

ACQUIRED IN 2016
Partial Interest*

San Carlos, CA

1031 Bing Street

ACQUIRED IN 2016
Partial Interest*

Vacaville, CA

991 Nut Tree Road

ACQUIRED IN 2016
Partial Interest*

San Antonio, TX

1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA

16491 Lakeshore Drive

ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA

2383 Lake Harbin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

7224 55th Street

ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA

258 Bernard St

ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA

9450, 8430 Elk Grove Florin Rd

ACQUIRED IN 2016
Partial Interest*



Sacramento, CA

8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
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RITE AID
Rite Aid Pharmacy
Rich Uncles NNN REIT
The property is an approximately 17,272 sq. ft. single-tenant building on a 1.5 acre site located in one of the fastest growing cities in the state of California, Lake Elsinore. It is located in Western Riverside County which is a bedroom community for the greater Los Angeles area. The property includes a prescription drive-thru and a health room for providing flu shots and other minor medical procedures
RITE AID
PHARMACY
RITE AID

Why We Like This Deal

- The base lease term has over 12 years remaining.
- High population and rental rate growth.
- Corner location at a signalized intersection serving a large residential area.
- Wholly-owned subsidiary of Walgreens, an Investment Grade credit company.

The Specifics

- The site is served by two driveways and is part of a two-building center. There are approximately 4 parking spaces for every 1,000 sq. ft. of building space.
- The property is located in the southwest corner of Lakeshore Drive and Machado Street which is a signalized intersection. Along Lakeshore Drive is a large concentration of commercial retailers including grocers Stater Brothers and Albertson's, gas stations, and several fast food restaurants.
- Freeway access is available to Riverside, San Bernardino (to the North) and San Diego (to the South) two miles east of the Property via Interstate 15. Orange County is accessible directly west via Highway 74.
- Rich Uncles NNN REIT, Inc. owns 3% percentage of Rich Uncles Real Estate Investment Trust I, a closed California Intrastate REIT, which owns this property.

Take a look inside the new building


RITE AID
PHARMACY
RITE AID
Drive Thru
Pharmacy



When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016


CHASE

Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*


Chevron

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
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Properties
Stories
Risks
LINA
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Dollar Tree
Rich Uncles NNN REIT
This property is an approximately 10,906 sq. ft. retail building occupied by Dollar Tree. A Fortune 500 company, Dollar Tree is headquartered in Chesapeake, Virginia and currently operates 13,600 stores. This property is located in the Greater Atlanta, GA area, at the intersection of Lake Harbin Road and Maddox Road. It is less than 2 miles away from two major interstate highways, the I-675 and the I-75. Atlanta is the ninth largest metropolitan statistical area in the United States.

Why We Like This Deal

- This property is 100% leased to Dollar Tree, rated "BB+" by Standard & Poor's.
- Located in a heavily trafficked area surrounded by residential communities, schools, and a university.
- Corner location with excellent street visibility; strategic retail location for a dollar store.
- New 10-year lease term commenced July 2015, with multiple 5-year renewal options.

The Specifics

- Dollar stores, also known as variety stores, are a $56 billion industry in the United States and have grown 43% since 1998. Their business model is to offer value merchandise at low dollar price points, often under $1.
- Dollar Tree, after its acquisition of Family Dollar in early 2015, is now the second largest dollar store company in the United States with a market cap of nearly $20 billion dollars (as of April 2016).
- This property is surrounded primarily by residential communities. In addition, there are local public schools and Clayton State University.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building


DOLLAR
TREE



When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


My Account
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Properties
Stories
Risks
LINA
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eco thrift
Eco Thrift
Rich Uncles NNN REIT
This is an approximately 38,536 sq. ft. retail building occupied by Eco Thrift. The property is located on 55th Street, an offshoot of the major thoroughfare Florin Road. The property backs up to Highway 99 which connects Sacramento to Stockton. Downtown Sacramento is 8 miles to the north.

Why We Like This Deal

- 10 year base lease term with annual rent increases.
- Well established corporate tenant with strong operating history and a proven business model and product type for this area of Sacramento.
- This store's sales volume has increased steadily since it began at this location 3 years ago, despite no advertising and a strict reliance upon word-of-mouth to generate consumer traffic.

The Specifics

- The property backs up to Highway 99 which connects Sacramento to Stockton to the south. Downtown Sacramento is 8 miles to the north.
- The tenant purchases donated items (primarily clothing) in bulk from charitable entities and repositions these donated items for retail sale.
- The tenant has a total of 7 locations and has been in the thrift store business for over 30 years. All locations are profitable.
- The property has material excess parking capacity, allowing for additional construction which may provide additional rental income in the future.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building



When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
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Island Pacific Supermarket
Rich Uncles NNN REIT
The property is an approximately 13,963 sq. ft. retail building on a 1.7 acre site within a shopping center anchored by Kohl's Department Store and Walgreens. The property was constructed in 2011 and to prepare the property for the current tenant, the landlord spent $350,000 in interior improvements and the tenant has itself spent $1,700,000. Exterior appearance, interior functionality, truck access, and 5.23 parking spaces per 1,000 SF are all positive factors.
SEAFOOD MARKET

- The lease is guaranteed by an entity with substantial assets, net worth, and credit.
- This property is located in a market with above-average projected growth.

The Specifics

- The property is located at the southwest corner of Calvine Road and Elk Grove - Florin Road. This high traffic intersection is approximately 2 miles east of Highway 99. The property is part of the 250,000 sq.ft. Village Green Shopping Center, whose tenants include Kohls, Walgreens, Panda Express, Bank of America, Bank of the West, and other shop space tenants. Retailers located on the other three quadrants of the traffic intersection include Safeway, CVS, 24 Hour Fitness, Bel-Air Supermarkets, Petco, Sizzler, and other leading retailers.
- The property is one of 14 Filipino-based "Island Pacific" grocery markets throughout California.
- This property has a new 10 year triple-net lease, with 2 five-year options to extend, and 10% rate increases every five years.
- This is a proven, multiple location, niche grocery concept with initial store performance exceeding performance of other locations at similar business stage.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building


Island Pacific
SEAFOOD MARKET






When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA

1855 Hudson Bridge Road

ACQUIRED IN 2016


CHASE

Antioch, CA

3457 Deer Valley Road

ACQUIRED IN 2016
Partial Interest*



Roseville, CA

701 Cirby Way

ACQUIRED IN 2016
Partial Interest*



San Jose, CA

623 South Winchester Blvd

ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA

2707 Sunrise Boulevard

ACQUIRED IN 2016
Partial Interest*



San Carlos, CA

1031 Bing Street

ACQUIRED IN 2016
Partial Interest*



Vacaville, CA

991 Nut Tree Road

ACQUIRED IN 2016
Partial Interest*



San Antonio, TX

1235 Old Hwy 90 W

ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
LINA
Invest Now
DOLLAR GENERAL
Dollar General Market
Rich Uncles NNN REIT
The property is an approximately 18,827 sq. ft. single tenant building occupied by Dollar General on a 2 acre site located on the northwest corner of Bernard Street and Alta Vista Avenue in Bakersfield, CA. Bakersfield is the largest city of Kern County, located immediately north of Greater Los Angeles and 72% of its population is within a 5 mile radius of the property.

Why We Like This Deal

- Rent payments are guaranteed by Dollar General Corporation, Inc., a Standard & Poor's BBB- rated investment grade company.
- The base lease term has 12 years remaining.
- Given the dense build out of the surrounding primarily residential trade area, there is limited risk for future competition.
- Location is surrounded by residential neighborhood with financial demographics that well aligns with Dollar General's operating model.

The Specifics

- The site has 2 driveways and includes a 91 car parking lot. Downtown Bakersfield is just 2 miles southwest of the property. The property is half a mile north of highway 178 and 2 miles east of highway 204.
- The tenant has over 12 years remaining in the current lease term with several 5-year lease renewal options. The rent increases 10% every 5 years in the current and extended lease terms.
- Dollar General Corporation has existed for 76 years, currently operates over 12,000 discount focused stores and its stock is traded on the NYSE under the symbol DG. As of July 31, 2015, it held current assets of $3.4 billion and a net worth of $5.4 billion.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building





When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


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Properties
Stories
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LINA
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Levin's Auto Supply
Rich Uncles NNN REIT
This is an approximately 76,000 sq. ft. warehouse on a 4.3 acre site located in a strong Sacramento industrial sub-market. The property is subject to an 8 year triple-net lease, and the tenant is a long term profitable business owned by the same family for 61 years. The tenant's owner personally guarantees the lease for the first three years. Tenant pays all taxes, insurance and maintenance.

Why We Like This Deal

- The purchase price equals $50 per building square foot, compared to market comps of $80 per building square foot. Similarly, the annual rent ($3.50 per square foot per year) is significantly below market rents.
- 2% annual rental increases during the 8 year lease term provide an inflation hedge.
- The lease is personally guaranteed by the business owner for the first 3 years.
- The purchase price, the low rent, and the nominal re-leasing expenses associated with simple industrial properties like the property contribute to making the property highly releasable at lease expiration if the tenant elects to then vacate.

The Specifics

- The property is located near the major thoroughfares of Power Inn Road and Elder Creek Road and offers freeway access within 3 miles to each of Highway 99 (west of the property) and Highway 50 (north of the property).
- The property is subject to an 8 year triple-net lease. The tenant is responsible for paying all property related expenses (tax, insurance and maintenance). The tenant's business is the manufacture and distribution of aftermarket automotive accessories sold in department stores.
- Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.

Take a look inside the new building







When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties

Buildings leased to creditworthy tenants which pay all property-related expenses.



Stockbridge, GA
1855 Hudson Bridge Road
ACQUIRED IN 2016



Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2016
Partial Interest*



Roseville, CA
701 Cirby Way
ACQUIRED IN 2016
Partial Interest*



San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2016
Partial Interest*



Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*



San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*



Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*



San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*

Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2016
Partial Interest*

San Carlos, CA
1031 Bing Street
ACQUIRED IN 2016
Partial Interest*

Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
Partial Interest*

San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2016
Partial Interest*



Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2016
Partial Interest*


DOLLAR TREE

Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Partial Interest*



Bakersfield, CA
258 Bernard St
ACQUIRED IN 2016
Partial Interest*



Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2016
Partial Interest*



Sacramento, CA
8141 Elder Creek Road

*Rich Uncles NNN REIT, Inc. owns 3% of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns the individual properties depicted in the photographs.

Disclosure*


My Account
How it Works
Meet the Uncles
Properties
Stories
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lina
Invest Now
When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
6.5%+ historical cash dividends paid
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Closed for Investment
$60 Million
Real Estate Purchased
$2.1 Million
Dividends Paid to Date
2,967
Total Investors
Strategy: Single-Tenant Triple Net Properties
Antioch, CA
Roseville, CA
San Jose, CA
Rancho Cordova, CA


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When You Inv
wn a Piece of
a Gro
erties
The information presented represents the historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Closed for Investment
$60 Million
Real Estate Purchased
$2.1 Million
Dividends Paid to Date
2,967
Total Investors
Strategy: Single-Tenant Triple Net Properties


My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
Invest Now
Antioch, CA
3457 Deer Valley Road
ACQUIRED IN 2014
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015


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Chase Bank
Rich Uncles REIT I
The property is a stand-alone street-fronting parcel within The Crossings, a well-leased contemporary shopping center anchored by Safeway and Rite Aid. Safeway's annual sales of $32 million at The Crossings have facilitated this shopping center's fully leased status. Tenant pays all taxes, insurance and maintenance.
$3,800,000
Purchase Price
$283,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)


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lina
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Chase Bank
Rich Uncles REIT I
The property is a stand-alone street-fronting parcel within The Crossings, a well-leased contemporary shopping center anchored by Safeway and Rite Aid. Safeway's annual sales of $32 million at The Crossings have facilitated this shopping center's fully leased status. Tenant pays all taxes, insurance and maintenance.
$3,800,000
Purchase Price
Expected gross rent income from this property
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)


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Meet the Uncles
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lina
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Chase Bank
Rich Uncles REIT I
The property is a stand-alone street-fronting parcel within The Crossings, a well-leased contemporary shopping center anchored by Safeway and Rite Aid. Safeway's annual sales of $32 million at The Crossings have facilitated this shopping center's fully leased status. Tenant pays all taxes, insurance and maintenance.
$3,800,000
Purchase Price
$283,000
Rental Revenue (/yr.)
$4,
Expected gross rent income from all properties
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- The immediate trade area exhibits strong demographics, consisting of predominantly single family residential housing with 15,000 people within one mile (average HH income = $83,000) and 97,000 people within three miles (average HH income = $82,000).
- 90% of the property's revenues are generated by Chase Bank, a national investment grade credit.
- The 7.6% acquisition cap rate is very favorable for a stand-alone parcel within an institutional quality shopping center.

The Specifics

- The Chase Bank location is a prototypical shopping center pad branch location, and has two ATMs. The Chase lease was originally signed with Washington Mutual in 2007. Chase assumed the WaMu lease obligations at year-end 2008 and thus has been operating as a Chase Bank for 5+ years.
- The Property is 100% leased. The tenants are Chase Bank (NYSE: JPM; Standard&Poors credit rating = AA) and Great Clips (local franchisee operating three Great Clips units). Chase occupies 5,660 Sq.Ft. (81% of total) and pays NNN rent equal
- The company's investment in the property, including down payment and acquisition, lender and closing costs, totals $1,862,000. The Property's cash flow, or net operating income minus loan payments, equals $170,000. This cash flow divided by the Company's investment exceeds 9%.


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CHASE






Chase Bank
3457 Deer Valley Rd, Antioch, CA 94531
4.1 ★★★★ 5 reviews
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Chase Bank
Davison Dr
Mountaire Dr
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Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016



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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 9430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
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3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
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Chevron Service Station + 'ExtraMile' Mini-Mart

Rich Uncles REIT I

The property is branded as Chevron and is subject to a new 10-year "triple-net" (NNN) lease coupled with four 5-year renewal options. The tenant under the lease is a multiple location service station operator who is responsible for paying all property related-expenses (taxes, insurance and maintenance). The lease is personally guaranteed by the tenant's owner who has a net worth exceeding $15 million.

$1,975,000	$141,000	$4,049,600
Purchase Price	Rental Revenue (/yr.)	Total REIT Rental Revenue (/yr.)

Why We Like This Deal

Why We Like This Deal

- New state-of-the-art appearance with 12 pumps and a new Chevron-branded "ExtraMile" mini-mart.
- The property is located in a heavily trafficked thoroughfare in a dense urban environment.
- The lease is personally guaranteed by the tenant's owner.

The Specifics

- The lease is subject to a personal guarantee by the tenant's owner, and his net worth exceeds $15 million. The lease has four 5-year renewal options, and the rent increases by 10% every 5 years in the current (and extended) terms.
- The triple-net (NNN) nature of the lease means that the tenant is responsible for all expenses including property taxes, insurance and maintenance, and any fluctuations in those expenses.
- Chevron performed considerable due diligence before entering into a franchise arrangement with the tenant. Chevron's due diligence provides an extra layer of site viability assurance.

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My Account
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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
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Costa Mesa, CA 92626


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Chevron
Chevron Service Station + 'ExtraMile' Mini-Mart
Rich Uncles REIT I
The property is branded as Chevron and is subject to a new 10-year "triple-net" (NNN) lease coupled with four 5-year renewal options. The tenant under the lease is a multiple location service station operator who is responsible for paying all property related-expenses (taxes, insurance and maintenance). The lease is personally guaranteed by the tenant's owner who has a net worth exceeding $15 million.
$2,600,000
Purchase Price
$182,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- New state-of-the-art appearance with 12 pumps and a new Chevron-branded "ExtraMile" mini-mart.
- The property is located in a heavily trafficked thoroughfare in a dense urban environment.
- The lease is personally guaranteed by the tenant's owner.

The Specifics

- The lease is subject to a personal guarantee by the tenant's owner, and his net worth exceeds $15 million. The lease has four 5-year renewal options, and the rent increases by 10% every 5 years in the current (and extended) terms.
- The triple-net (NNN) nature of the lease means that the tenant is responsible for all expenses including property taxes, insurance and maintenance, and any fluctuations in those expenses.
- Chevron performed considerable due diligence before entering into a franchise arrangement with the tenant. Chevron's due diligence provides an extra layer of site viability assurance.


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ExtraMile



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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016



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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 9430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
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Chevron Service Station + 'ExtraMile' Mini-Mart

Rich Uncles REIT I

The property is branded as Chevron and is subject to a new 10-year "triple-net" (NNN) lease coupled with four 5-year renewal options. The tenant under the lease is a multiple location service station operator who is responsible for paying all property related-expenses (taxes, insurance and maintenance). The lease is personally guaranteed by the tenant's owner who has a net worth exceeding $15 million.

$1,975,000	$141,000	$4,049,600
Purchase Price	Rental Revenue (/yr.)	Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- New state-of-the-art appearance with 12 pumps and a new Chevron-branded "ExtraMile" mini-mart.
- The property is located in a heavily trafficked thoroughfare in a dense urban environment.
- The lease is personally guaranteed by the tenant's owner.

The Specifics

- The lease is subject to a personal guarantee by the tenant's owner, and his net worth exceeds $15 million. The lease has four 5-year renewal options, and the rent increases by 10% every 5 years in the current (and extended) terms.
- The triple-net (NNN) nature of the lease means that the tenant is responsible for all expenses including property taxes, insurance and maintenance, and any fluctuations in those expenses.
- Chevron performed considerable due diligence before entering into a franchise arrangement with the tenant. Chevron's due diligence provides an extra layer of site viability assurance.


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Chevron


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Properties
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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


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Meet the Uncles
Properties
Stories
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Ilna
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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
RICH UNCLES
My Account
How it Works
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LEGAL & SUPPORT
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3080 Bristol Street, Suite 550
Costa Mesa, CA 92626



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PMI
PMI PreClinical
Rich Uncles REIT I
The property is an approximately 20,800 sq. ft. R&D building located in San Carlos, CA. The property is within the San Francisco Peninsula's second largest concentration of light industrial properties.
$8,953,000
Purchase Price
$561,600
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

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Why We Like This Deal

- Well established corporate tenant with long-term profitability.
- Base lease term has 10 years with annual rent increases.
- $4.2 million of tenant-funded property improvements validate tenant's commitment to this property.
- Strong inherent real estate dynamics of San Francisco Peninsula location, attractive R&D market conditions, and upward trending neighborhood.

The Specifics

- With a population of 7.44 million, the San Francisco Bay Area is one of the nation's strongest real estate markets due to the land scarcity, high demand, and governmental hurdles to new development.
- The site is half a block from El Camino Real (State Route 82) and two blocks from the 101 Bayshore Freeway. These are the primary N-S arterial and freeway for this portion of the San Francisco Peninsula. CalTrain Stations are located within 1 mile north and south of the property.
- The tenant, PMI PreClinical (owned by Palm Beach Capital and Tim Pruban), is a FDA regulated Contract Research Organization that has operated since 1983. It is the oldest privately held firm in its space. PMI PreClinical tests new technologies developed by third parties in the medical device and surgical procedures fields.


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Directions
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My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
Invest Now
When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


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Meet the Uncles
Properties
Stories
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Ilna
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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 9430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
RICH UNCLES
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3080 Bristol Street, Suite 550
Costa Mesa, CA 92626


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U.S. Department of Labor (MSHA)
Rich Uncles REIT I
The property is an approximately 11,014 sq. ft. office building occupied by the United States Department of Labor's Mine Safety and Health Administration in Vacaville, CA. This property, which is less than a mile from the Highway 80, is located on a signalized hard corner with easy access from both cross streets. Vacaville is a small, upper-middle class community which sits half-way between San Francisco and Sacramento.
$1,975,000
Purchase Price
$141,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- The property is 100% leased and guaranteed by the United States of America, with a Standard & Poor's credit rating of AA+.
- The U.S. Department of Labor has occupied this building since August 2011 with a current lease term continuing through August 2026.
- This location boasts household incomes above the national average and strong population density.
- The property was purchased at a favorable price as compared to local comps.

The Specifics

- The U.S. Department of Labor's Mine Safety and Health Administration (MSHA) enforces compliance with mandatory health and safety standards in the nation's mines, and this branch is responsible for enforcement of the Mine Act for the Western United States.
- The tenant is the Mine Safety and Health Administration which is an agency of the United States Department of Labor.
- This property is less than 1 mile from Highway 80, a major thoroughfare connecting the San Francisco Bay area to Sacramento. The building is located on a signalized intersection.

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991





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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
Ilna
Invest Now
Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 9430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
RICH UNCLES
My Account
How it Works
Meet the Uncles
LEGAL & SUPPORT
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Pre-K San Antonio ("Pre-K SA")
Rich Uncles REIT I
The property is an approximately 50,150 sq. ft. commercial building occupied by a subsidiary of the City of San Antonio, TX and operated as a pre-kindergarten facility for lower income families. This property is at the intersection of the Raymond E. Stotzer Jr. Freeway (151 Fwy) and U.S. Route 90. San Antonio is one of the fastest growing major cities in the country. It is the seventh largest city in the United States and the second largest city in Texas.
$10,788,000
Purchase Price
$817,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- The property is 100% leased to a subsidiary of the City of San Antonio, TX, which has the coveted Standard & Poor's credit rating of AAA.
- High quality site and improvements with good traffic counts.
- Extremely popular City-funded Pre-K SA program.

The Specifics

- The property is designed to provide pre-kindergarten education to poverty-level children of San Antonio. It is occupied by the San Antonio Early Childhood Education Municipal Development Corporation, a wholly owned subsidiary of the City of San Antonio, Texas.
- A voter-approved initiative provides a 1/8 cent sales tax to fund three 8-yr lease terms. Over 5 years remain in the first 8-yr lease term. 400 full-time employees help 22,400 children take advantage of this pre-k education opportunity in four San Antonio facilities including the subject property.
- The property was built in 2014 specifically for this use. It has significant tenant improvements including playgrounds, a kitchen, computer rooms, nurse quarters, meeting rooms, offices, classrooms, parent rooms, and a lobby.

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My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
Invest Now
When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


My Account
How it Works
Meet the Uncles
Properties
Stories
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Invest Now
Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
RICH UNCLES
My Account
How it Works
Meet the Uncles
LEGAL & SUPPORT
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3080 Bristol Street, Suite 550
Costa Mesa, CA 92626



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RITE AID
Rite Aid Pharmacy
Rich Uncles REIT I
The property is an approximately 17,272 sq. ft. single-tenant building on a 1.5 acre site located in one of the fastest growing cities in the state of California, Lake Elsinore. It is located in Western Riverside County which is a bedroom community for the greater Los Angeles area. The property includes a prescription drive-thru and a health room for providing flu shots and other minor medical procedures
$7,928,000
Purchase Price
$487,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- The base lease term has over 12 years remaining.
- High population and rental rate growth.
- Corner location at a signalized intersection serving a large residential area.
- Wholly-owned subsidiary of Walgreens, an Investment Grade credit company.

The Specifics

- The site is served by two driveways and is part of a two-building center. There are approximately 4 parking spaces for every 1,000 sq. ft. of building space.
- The property is located in the southwest corner of Lakeshore Drive and Machado Street which is a signalized intersection. Along Lakeshore Drive is a large concentration of commercial retailers including grocers Stater Brothers and Albertson's, gas stations, and several fast food restaurants.
- Freeway access is available to Riverside, San Bernardino (to the North) and San Diego (to the South) two miles east of the Property via Interstate 15. Orange County is accessible directly west via Highway 74.



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PHARMACY
Drive Thru
Pharmacy


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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


My Account
How it Works
Meet the Uncles
Properties
Stories
Risks
Invest Now
Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
RICH UNCLES
My Account
How it Works
Meet the Uncles
LEGAL & SUPPORT
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3080 Bristol Street, Suite 550
Costa Mesa, CA 92626


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Dollar Tree
Rich Uncles REIT I
This property is an approximately 10,906 sq. ft. retail building occupied by Dollar Tree. A Fortune 500 company, Dollar Tree is headquartered in Chesapeake, Virginia and currently operates 13,600 stores. This property is located in the Greater Atlanta, GA area, at the intersection of Lake Harbin Road and Maddox Road. It is less than 2 miles away from two major interstate highways, the I-675 and the I-75. Atlanta is the ninth largest metropolitan statistical area in the United States.
$1,500,000
Purchase Price
$104,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- This property is 100% leased to Dollar Tree, rated "BB+" by Standard & Poor's.
- Located in a heavily trafficked area surrounded by residential communities, schools, and a university.
- Corner location with excellent street visibility; strategic retail location for a dollar store.
- New 10-year lease term commenced July 2015, with multiple 5-year renewal options.

The Specifics

- Dollar stores, also known as variety stores, are a $56 billion industry in the United States and have grown 43% since 1998. Their business model is to offer value merchandise at low dollar price points, often under $1.
- Dollar Tree, after its acquisition of Family Dollar in early 2015, is now the second largest dollar store company in the United States with a market cap of nearly $20 billion dollars (as of April 2016).
- This property is surrounded primarily by residential communities. In addition, there are local public schools and Clayton State University.

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DOLLAR TREE





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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
RICH UNCLES
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3080 Bristol Street, Suite 550
Costa Mesa, CA 92626


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ecothrift
Eco Thrift
Rich Uncles REIT I
This is an approximately 38,536 sq. ft. retail building occupied by Eco Thrift. The property is located on 55th Street, an offshoot of the major thoroughfare Florin Road. The property backs up to Highway 99 which connects Sacramento to Stockton. Downtown Sacramento is 8 miles to the north.
$4,760,000
Purchase Price
$324,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- 10 year base lease term with annual rent increases.
- Well established corporate tenant with strong operating history and a proven business model and product type for this area of Sacramento.
- This store's sales volume has increased steadily since it began at this location 3 years ago, despite no advertising and a strict reliance upon word-of-mouth to generate consumer traffic.

The Specifics

- The property backs up to Highway 99 which connects Sacramento to Stockton to the south. Downtown Sacramento is 8 miles to the north.
- The tenant purchases donated items (primarily clothing) in bulk from charitable entities and repositions these donated items for retail sale.
- The tenant has a total of 7 locations and has been in the thrift store business for over 30 years. All locations are profitable.

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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
RICH UNCLES
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Island Pacific Supermarket
Rich Uncles REIT I
The property is an approximately 13,963 sq. ft. retail building on a 1.7 acre site within a shopping center anchored by Kohl's Department Store and Walgreens. The property was constructed in 2011 and to prepare the property for the current tenant, the landlord spent $350,000 in interior improvements and the tenant has itself spent $1,700,000. Exterior appearance, interior functionality, truck access, and 5.23 parking spaces per 1,000 SF are all positive factors.
$3,733,000
Purchase Price
$216,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- The property has a new 10-yr NNN lease with two 5-year renewal options.
- The property is of recent construction and is in excellent condition and appearance with excellent parking, truck access, and modern features.
- The lease is guaranteed by an entity with substantial assets, net worth, and credit.
- This property is located in a market with above-average projected growth.

The Specifics

- The property is located at the southwest corner of Calvine Road and Elk Grove - Florin Road. This high traffic intersection is approximately 2 miles east of Highway 99. The property is part of the 250,000 sq.ft. Village Green Shopping Center, whose tenants include Kohls, Walgreens, Panda Express, Bank of America, Bank of the West, and other shop space tenants. Retailers located on the other three quadrants of the traffic intersection include Safeway, CVS, 24 Hour Fitness, Bel-Air Supermarkets, Petco, Sizzler, and other leading retailers.
- The property is one of 14 Filipino-based "Island Pacific" grocery markets throughout California.
- This property has a new 10 year triple-net lease, with 2 five-year options to extend, and 10% rate increases every five years.


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Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016


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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 9430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
RICH UNCLES
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LEVINS
Levin's Auto Supply
Rich Uncles REIT I
This is an approximately 76,000 sq. ft. warehouse on a 4.3 acre site located in a strong Sacramento industrial sub-market. The property is subject to an 8 year triple-net lease, and the tenant is a long term profitable business owned by the same family for 61 years. The tenant's owner personally guarantees the lease for the first three years. Tenant pays all taxes, insurance and maintenance.
$3,775,000
Purchase Price
$265,000
Rental Revenue (/yr.)
$4,049,600
Total REIT Rental Revenue (/yr.)

Why We Like This Deal

- The purchase price equals $50 per building square foot, compared to market comps of $80 per building square foot. Similarly, the annual rent ($3.50 per square foot per year) is significantly below market rents.
- 2% annual rental increases during the 8 year lease term provide an inflation hedge.
- The lease is personally guaranteed by the business owner for the first 3 years.
- The purchase price, the low rent, and the nominal re-leasing expenses associated with simple industrial properties like the property contribute to making the property highly releasable at lease expiration if the tenant elects to then vacate.

The Specifics

- The property is located near the major thoroughfares of Power Inn Road and Elder Creek Road and offers freeway access within 3 miles to each of Highway 99 (west of the property) and Highway 50 (north of the property).
- The property is subject to an 8 year triple-net lease. The tenant is responsible for paying all property related expenses (tax, insurance and maintenance). The tenant's business is the manufacture and distribution of aftermarket automotive accessories sold in department stores.
- Rich Uncles NNN REIT, Inc. owns .1% percentage of Rich Uncles Real Estate Investment Trust I, a closed California intrastate REIT, which owns this property.


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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
Buildings leased to creditworthy tenants which pay all property-related expenses.
Roseville, CA
701 Cirby Way
ACQUIRED IN 2015
San Jose, CA
623 South Winchester Blvd
ACQUIRED IN 2015
Rancho Cordova, CA
2707 Sunrise Boulevard
ACQUIRED IN 2015
San Carlos, CA
1031 Bing Street
ACQUIRED IN 2015
Vacaville, CA
991 Nut Tree Road
ACQUIRED IN 2016
San Antonio, TX
1235 Old Hwy 90 W
ACQUIRED IN 2015
Lake Elsinore, CA
16491 Lakeshore Drive
ACQUIRED IN 2015
Morrow, GA
2383 Lake Harbin Rd
ACQUIRED IN 2016



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Ilina
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Sacramento, CA
7224 55th Street
ACQUIRED IN 2016
Bakersfield, CA
258 Bernard St
ACQUIRED IN 2015
Elk Grove, CA
9450, 8430 Elk Grove Florin Rd
ACQUIRED IN 2015
Sacramento, CA
8141 Elder Creek Road
ACQUIRED IN 2015
Del Taco
Throughout California
ACQUIRED IN 2015
3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
RICH UNCLES
My Account
How it Works
Meet the Uncles
LEGAL & SUPPORT
Terms of Use
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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
6.5%+ historical cash dividends paid
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Rich Uncles REIT is seeking indications of interest concerning its Reg A Tier 2 securities offering;
Any indication of interest involves no obligation or commitment of any kind;
No money or other consideration is being solicited, and if sent in response, will not be accepted;
No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.
We will notify you wh
Disclosure
Strategy: Shopping Centers
Coming Soon
Shopping Centers
Rich Uncles REIT
Coming Soon
Shopping Centers
Rich Uncles REIT
Coming Soon
Shopping Centers
Rich Uncles REIT
Coming Soon
Shopping Centers
Rich Uncles REIT


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When You Invest with Rich Uncles, You Own a Piece of a Growing Portfolio of REIT Properties
6.5%+ historical cash dividends paid
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Coming Soon
We will notify you when this REIT becomes available
I'm interested
Disclosure
Strategy: Shopping Centers
Coming Soon
Shopping Centers
Coming Soon
Shopping Centers
Coming Soon
Shopping Centers
Coming Soon
Shopping Centers


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When You Inv
own a Piece of
a Gro
erties
The information presented represents the historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.
Disclosure
CLOSED
Rich Uncles REIT I
$100 Million Offering
OPEN
Rich Uncles NNN REIT
$1 Billion Offering
COMING
Rich Uncles REIT (Reg A+ Tier 2)
Accepting Reservations
Coming Soon
We will notify you when this REIT becomes available
Your indication of interest has been received.
Strategy: Shopping Centers
Coming Soon
Shopping Centers
Coming Soon
Shopping Centers
Coming Soon
Shopping Centers
Coming Soon
Shopping Centers

Stories



BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
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Click on a REIT to read investors' stories
CLOSED
RICH UNCLES REIT I
$100 Million Offering
OPEN
RICH UNCLES NNN REIT
$1 Billion Offering
2,967 REIT Investors
Disclosure
Daniel Sher
Engineer
"Easy way to diversify your investment portfolio in just
Larry VanderPloeg
Solar Energy Inc.
"Seemed too good to be true. Own real estate
William Gray
IT Manager / Systems Engineer
"This was easy! I have always wanted to get into
Shaheed AlDeen
Educator and International speaker
"It took a while but I'm


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CLOSED
RICH UNCLES REIT I
$100 Million Offering
OPEN
RICH UNCLES NNN REIT
$1 Billion Offering
The testimonials here may not be representative of the experience of other investors. There is no guarantee of future performance or success of your investment.
> Disclosure
Daniel Sher
Engineer
"Easy way to diversify your investment portfolio in just a few easy minutes."
Larry VanderPloeg
Solar Energy Inc.
"Seemed too good to be true. Own real estate without the hassles? Thats why it took me about a year to actually start investing. That was a year
William Gray
IT Manager / Systems Engineer
"This was easy! I have always wanted to get into real estate investing and this has made it affordable and attainable, thanks to my new rich uncles."
Shaheed AlDeen
Educator and International speaker
"It took a while but I'm really happy that I will have an investment within Corporate America. I'm looking forward to working



investing. That was a year of dividends not realized."
my new rich uncles."
looking forward to working more with Rich Uncles"
Kenny Wardell
Account Executive
"I've been researching Rich Uncles for a couple months. I'm very comfortable and happy with my investment! Website is a breeze to navigate!"
Travis Hill
Corrosion Technician
"Looking forward to trying this type of investment. "
Guy Smutz
Regional Sales Manager
"Fast easy and quick a great way to invest!"
Phillip Lee
Manufacturer's Sales Rep
"I tend to procrastinate when it comes to investing and I'm pretty conservative when it comes to investing my hard earned money in the stock market. My head and gut tell me it's about to go through a huge correction and I can't afford to have everything in that basket then I heard Matt "Money" Smith pushing Rich Uncles on the Petros and Money Show! Matt's a smart guy and I get the sense he is trustworthy when it comes to his Rich Uncles endorsement. So, I went to the site, looked it over and
Larry Enger
Principal Software Engineer
"Looking for a stable return on investment? Rich
Justin Gutierrez
Inside Sales Representative
"I love the idea of being a
Don Burks
Senior Account Executive - Trade Show Industry
"Rich Uncles investment


Preston Hatch
CPA
"I was looking for an investment that would provide a solid predictable income stream. RichUncles provides just that, plus an opportunity for capital appreciation when the properties are sold! "
Maura McEveety-Sepa
Chiropractic Assistant
"Investing with you was smarter than trying to buy real estate myself."
Joey White
Navy Veteran
"So far I'm excited about the opportunity to own a piece of real estate. The possibilities are endless."
Theodore Allen
Appraiser
"After hearing about the RichUncles concept, it caught my interest. I have been researching different REIT's over the past year to add to my portfolio. Out of all the REIT's I researched the RichUncles system was the REIT that I felt matched my investment goal the most. The RichUncle team also
for me was a true sound investment. Everyone should join this venture, its sound, its solid and with Howard Makler behind the wheel, it's a no brainer!"
Joan Patrovsky
Project Manager
"It was a no brainer for me. I needed to diversify my investment portfolio in which my TSP account lacked real estate options. My retirement future is looking a little more promising now."
Johney Sidher
Analyst
trigger and invested with Rich Uncles and I plan on depositing more money as it becomes available. Good bye .24 cents a month from my savings account. Hello 7.5% annually from Rich Uncles! It would take 32 1/2 years for my savings account to earn, in interest, what my first dividend from Rich Uncles will earn. Why didn't I do this earlier?!"
Eric Golub
IRA Services Trust Company
"I was researching RichUncles for my boss, and found that I liked their focused and sensibleinvestment philosophy. I especially like their communicativeness and educational orientation. So I concluded their offering was just what I needed to give my portfolio more real estate



Michael Mcclure

UPS Tractor Trailer Driver

"We've gone in easy and it still feels warm and fuzzy! Just made another Purchase today."



Main Chang

Private Lending

"By far, this is one of the safest investments that I've come across. I met both Harold and Howard prior to investing with Rich Uncles, mainly because I was skeptical and had a lot of questions. They answered all of my questions to my satisfaction and they were also very "down to earth" people. All I can say is that

estate market!"



William Beebe

Architect

"Very easy to invest and starting amount is great for skeptics like me!"



Jason Forella

Commercial Real Estate

"Signing up was quick and easy! The information on the website was clear and comprehensive. I look forward to a successful partnership!"

investment vehicles as well organized and thought out as Rich-Uncles. They have an ideal business model for private commercial REIT's in this economy. The relatively low minimum investment requirement allows the average person to participate in a method of investing that would otherwise be restricted to high net worth 'qualified investors' under SEC regulations."



Sandra Cash

Dispatcher/Administrative data Analyst

"I joined because I listen to Bill Handle on KFI640 radio. I turst his judgment, because I know he will not endorse anything he does not believe in. Also, I have been wanting to join a group real estate investment firm for quite a

dividends. Reinvesting all of them."



Greg Hurst

Human Resource Manager

"Very easy to get started. I received a phone call to ensure that my experience was positive."



Michael Archambo

Student

"Very easy to sign up, can't wait to invest."





Gary Jackson
Graphic Designer

"Very easy to get started. Spoke on the phone with Mathew, and he was able to address all of my questions. After a bit more research, I fee I very comfortable making an initial investment."

David Feinleib
Managing Director

"Easy to use web site, great customer service."

Ernest Carithers
Sales and Marketing

"I heard about Rich-Uncles late 2014. I've watched others invest, have seen and heard how many people are taking advantage of this great investment tool. I couldn't wait any longer and decided to dive right in! So happy I did!"

Greg Hueners
Commercial Real Estate Appraiser

"I've been appraising commercial real estate all over the Western United States for the past four years. Prior to valuations, I worked in the planning & building department for a coastal city in San Diego County. Now that I have a solid grasp on the

simplicity of how your firm set-up the easy to follow on line directions. Thanks for giving me the opportunity to follow my life long dreams."

Jin Liu
Marine Recruiter

"I needed diversification for my investment portfolio."

Eric Plowman
Veteran Representative

"Interesting opportunity to

Nathan Diones
Commercial Broker

"Rich Uncles has provided a great product to diversify your real estate holdings while minimizing the risk factors."

Carol De la sotta
2D Graphic Artist

"Making my initial investment was so easy"


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Click on a REIT to read investors' stories
CLOSED
RICH UNCLES REIT I
$100 Million Offering
OPEN
RICH UNCLES NNN REIT
$1 Billion Offering
COMING SOON
COMING SOON
COMING SOON
COMING SOON

Risks

Risk Disclosures

INVESTMENT RISKS

Before you invest, you should carefully review the applicable prospectus (for the Rich Uncles NNN REIT S-11 registered securities offering) or the offering circular (for the Rich Uncles REIT Regulation A+ offering) (hereinafter the "REITs"). You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov or through links available on RichUncles.com website. Alternatively, Rich Uncles will arrange to send you the prospectus or offering circular if you request it by calling toll free 855-742-4862 or email Prospectus-NNN@richuncles.com

For the S-11 offering:

Rich Uncles NNN REIT has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents filed with the SEC for more complete information about the S-11 securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking the attached hyperlink here.

For the Regulation A+ offering:

Rich Uncles REIT is seeking indications of interest concerning its Reg A+ Tier 2 securities offering. Any indication of interest involves no obligation or commitment of any kind. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date.

For Both REIT Offerings:

The offerings on the Rich Uncles website are non-traded real estate investment trusts, or REITs. A REIT is a corporation that owns income producing real estate. REITs pool the capital of numerous investors to purchase a portfolio of properties. Non-traded REITs do not trade on a national securities exchange and thus **you should understand that any investment in our REIT is generally illiquid.** Early redemption of your shares may be possible each month through a Rich Uncles program, but are subject to limitations and fees discussed in the offering documents, including the prospectus or offering circular. As these REITs are not publicly traded on any securities exchange, many factors affect the valuation of non-traded REITs, including the portfolio of real estate assets owned, strength of the balance sheet, overhead expenses and cost of capital. The payment of any dividends or distributions, and that profits will be obtained from your investment, are not guaranteed. Elements of the investments involve varying degrees of risk, including high risk. The information presented represents the

historical operating results, specifically, the annual distribution yield, for the sponsor, Rich Uncles, LLC. (formerly known as Nexregen, LLC.) on its two previous real estate investment trusts. Prior performance is not indicative of future results, and investors should not assume that they will experience returns or annual distribution yields, if any, comparable to those experienced by investors in the sponsor's prior real estate programs. For a fuller description of the sponsor's prior performance, please see the Prior Performance section of the Rich Uncle's NNN REIT, Inc. prospectus, and any supplements thereto, at www.sec.gov.

Before purchasing shares in any REIT, you should consider the following high risk factors:

- The REITs are initial public offerings; neither has any prior operating history, and the prior performance of real estate programs sponsored by affiliates of our sponsor may not be indicative of our future results.
- The REITs are "best efforts" offerings. If we are unable to raise substantial funds, we may not be able to invest in a diverse portfolio of real estate and real estate-related investments, and the value of your investment may fluctuate more widely with the performance of relatively few specific investments.
- The REITs are "blind pool" investments because the REITs have not identified any properties to acquire with the net proceeds from the REITs' offerings. As a result, you will not be able to evaluate the economic merits of future investments prior to their purchase. The REITs may be unable to invest the net proceeds from their offerings on acceptable terms to investors, or at all.
- The REITs have not yet qualified as REITs, and may fail to qualify as REITs, which could adversely affect operations and the ability to make distributions.

A description of some pertinent risk factors is below. A complete review of all risk factors is contained in the offering documents for each REIT offering, including the prospectus or the offering circular, and should be carefully reviewed before making any investment in any REIT:

Investing in the REITs involves certain risks. You should carefully consider the following risk factors. If any of the following risks were to occur, a REIT's business, financial condition or results of operations could be materially and adversely affected. In these circumstances, the value of the common stock may decline, and you could lose some or all of your investment.

High Risks Related to the Start-up Nature of our Business

As newly established businesses, investing in the REITs involves high risks that are not present in other companies, including other real estate investment trusts, that have an established investment portfolio and operating history. These high risk factors include the following:

The REITs have no prior operating history or established financing sources, and the prior performance of real estate investment programs sponsored by affiliates of our sponsor may not be an indication of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

The REITs are initial public offerings; the REITs have no prior operating history, and you should not rely upon the past performance of other real estate investment programs sponsored by affiliates of the REITs' sponsors to predict our future results. The prior performance of real estate investment programs sponsored by affiliates of the REITs' sponsors may not be indicative of our future results.

You should consider prospects in light of the risks, uncertainties and difficulties frequently encountered by companies that are, like the REITs, in their early stage of development. To be successful in this market, the REITs must, among other things:

- identify and acquire investments that further their investment objectives;
- increase awareness of the REITs' names within the investment products market;
- attract, integrate, motivate and retain qualified personnel to manage the REITs' day-to-day operations;
- respond to competition for the REITs' targeted real estate properties and other investments as well as for potential investors; and
- continue to build and expand the REITs' operational structure to support our business.

The REITs do not and cannot guarantee that they will succeed in achieving these goals, and a failure to do so could cause you to lose all or a portion of your investment.

The REITs are "best efforts" offerings. If the REITs are unable to raise substantial funds, the REITs will be limited in the number and type of investments, and the value of your investment will fluctuate with the performance of the specific properties acquired.

The REITs' offerings are being made on a "best efforts" basis, meaning that the REITs are only required to use best efforts to sell REIT shares and have no firm commitment or obligation to purchase any of the shares. As a result, the amount of proceeds raised in the offerings may be substantially less than the amount the REITs need to achieve a broadly diversified property portfolio. The REITs may be unable to raise even the minimum offering amount. If the REITs are unable to raise substantially more than the minimum offering amount, the REITs will make fewer investments resulting in less diversification in terms of the number of investments owned, the types of investments that the REITs make, and the geographic regions in which the investments are located. In such event, the likelihood of the REITs' profitability being affected by the performance of any one of their investments will increase. Additionally, the REITs are not limited in the number or size of our investments or the percentage of net proceeds the REITs may dedicate to a single investment. Your investment in any REIT shares will be subject to greater risk to the extent that the REITs lack a diversified portfolio of investments. Further, the REITs will have certain relatively fixed third party expenses such as legal, tax and audit, regardless of whether the REITs are able to raise substantial funds in this offering. The REITs inability to raise substantial funds could increase fixed third party expenses as a percentage of gross income, potentially reducing net income and cash flow and potentially limiting the REITs' ability to make distributions.

Because stockholders will not have the opportunity to evaluate the investments the REITs may make before they make them, they are considered to be a blind pool. The REITs may make investments with which stockholders do not agree.

The REITs have not identified any real estate investments that are reasonably probable to be acquired or originated with the proceeds from these offerings. As a result, the REITs are not able to provide you with any information to assist you in evaluating the merits of any specific assets that the REITs may acquire. The REITs' boards of directors and advisors have broad discretion when identifying, evaluating and making such investments. You will have no opportunity to evaluate the transaction terms or other financial or operational data concerning specific investments before the REITs invest. Furthermore, the REITs' boards of directors will have broad discretion in implementing policies regarding tenant creditworthiness and you will likewise have no opportunity to evaluate potential tenants. As a result, you must rely on the REITs' boards of directors and advisors to identify and evaluate investment opportunities, and they may not be able to achieve the business objectives, may make unwise decisions or may make investments with which you do not agree.

Failure to qualify as a REIT would reduce net earnings available for investment or distribution.

Qualification as a REIT will depend upon the ability to meet requirements regarding organization and ownership, distributions of income, the nature and diversification of income and assets and other tests imposed by the Internal Revenue Code. If there is a failure to qualify as a REIT for any taxable year after electing REIT status, there will be federal income tax on taxable income at corporate rates. In addition, the REITs would generally be disqualified from treatment as a REIT for the four taxable years following the year in which they lost REIT status. Losing REIT status would reduce net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions would no longer qualify for the dividends-paid deduction and there would no longer be a requirement to make distributions. If this occurs, the REITs might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

Risks Related to an Investment in Common Stock

The REITs may be unable to pay or maintain cash distributions or increase distributions over time.

There are many factors that can affect the availability and timing of cash distributions to stockholders. Distributions will be based principally on cash available from operations. The amount of cash available for distribution will be affected by many factors, such as the REITs' ability to buy properties as offering proceeds become available and operating expense levels, as well as many other variables. Actual cash available for distribution may vary substantially from estimates. It cannot be assured that the REITs will be able to pay or maintain distributions or that distributions will increase over time, nor can the REITs give any assurance that rents from the properties will increase, or that future acquisitions of real properties will increase cash available for distribution to stockholders. **The REITs face significant competition for real estate investment opportunities, which may limit the REITs' ability to acquire suitable investments and achieve investment objectives or pay distributions.**

The REITs face competition from various entities for real estate investment opportunities, including other REITs, pension funds, banks and insurance companies, investment funds and companies, partnerships and developers. Many of these entities have substantially greater financial resources than the REITs do and may be able to accept more risk than the REITs can prudently manage, including risks with respect to the creditworthiness of tenants or the geographic location of the investments. Competition from these entities may reduce the number of suitable investment opportunities offered to the REITs or increase the bargaining power of property owners seeking to sell. Additionally, disruptions and dislocations in the credit markets could impact the cost and availability of debt to finance real estate investments, which is a key component of the REITs' acquisition strategy. A downturn in the credit markets and a potential lack of available debt could result in a further reduction of suitable investment opportunities and create a competitive advantage for other entities that have greater financial resources than the REITs do. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If

the REITs acquire investments at higher prices and/or by using less-than-ideal capital structures, the returns will be lower and the value of assets may not appreciate or may decrease significantly below the amount paid for such assets. If such events occur, stockholders may experience a lower return on their investment.

If the REITs are unable to find suitable investments, they may not be able to achieve investment objectives or pay distributions.

The REITs' ability to achieve investment objectives and to pay distributions depends upon the performance of their advisors in the acquisition of investments, including the determination of any financing arrangements. The REITs are also subject to competition in seeking to acquire real estate-related investments. The more shares sold in a securities offering, the greater a challenge it will be to invest the net offering proceeds on attractive terms. The REITs' investors must rely entirely on the management abilities of each REITs' advisors and boards of directors. The REITs can give no assurance that advisors will be successful in obtaining suitable investments on financially attractive terms or that, if advisors make investments on the REITs' behalf, the investment objectives will be achieved. In the event the REITs are unable to timely locate suitable investments, the REITs may be unable or limited in ability to pay distributions and may not be able to meet investment objectives.

If the REITs raise substantial offering proceeds in a short period of time, they may not be able to invest all of the net offering proceeds promptly, which may cause distributions and the long-term returns to our stockholders to be lower than they otherwise would.

The REITs could suffer from delays in locating suitable investments. The more shares sold in a securities offering, the more difficult it will be to invest the net offering proceeds promptly and on attractive terms. Therefore, the large size of the REITs' offerings increases the risk of delays in investing net offering proceeds. The REITs' reliance on their advisors and the real estate and debt finance professionals that the advisors retain to identify suitable investments at times when such persons are simultaneously seeking to identify suitable investments for other Rich Uncles-affiliated programs or Rich Uncles-advised investors could also delay the investment of the proceeds of this offering. Delays the REITs' encounter in the selection, acquisition and development of income-producing properties or the acquisition of other real estate investments would likely limit the REITs' ability to pay distributions to you and reduce your overall returns.

Disruptions in the financial markets and uncertain economic conditions could adversely affect market rental rates, commercial real estate values and the REITs' ability to secure debt financing, service future debt obligations, or pay distributions to stockholders.

Currently, both the investing and leasing environments are highly competitive. While there has been some increase in the amount of capital flowing into the U.S. real estate markets, the uncertainty regarding the economic environment has made businesses reluctant to make long-term commitments or changes in their business plans.

The REITs' plan to rely on debt financing to finance real estate properties and may have difficulty refinancing some of the debt obligations prior to or at maturity or may not be able to refinance these obligations at terms as favorable as the terms of the initial indebtedness. Or the REITs may be unable to obtain additional debt financing at all. If the REITs are not able to refinance initial indebtedness on attractive terms at

the various maturity dates, the REITs may be forced to dispose of assets. Recent financial market conditions have improved from the bottom of the economic cycle, but material risks are still present. Market conditions can change quickly, which could negatively impact the value of the REITs' assets.

Disruptions in the financial markets and continued uncertain economic conditions could adversely affect the values of the REITs' investments. Furthermore, declining economic conditions could negatively impact commercial real estate fundamentals and result in lower occupancy, lower rental rates and declining values in any real estate portfolio and in the collateral securing loan investments, which could have the following negative effects on the REITs:

- the values of the REITs' investments in commercial properties could decrease below the amounts paid for such investments;
- revenues from the REITs' properties could decrease due to fewer tenants and/or lower rental rates, making it more difficult for the REITs to pay distributions or meet debt service obligations on debt financing; and
- These factors could reduce stockholders' return and decrease the value of an investment in either REIT.

If the REITs fail to diversify their investment portfolios, downturns relating to certain geographic regions, industries or business sectors may have a more significant adverse impact on the assets and effect the ability to pay distributions than if the REITs had a diversified investment portfolio.

The REITs investments may at times be concentrated in a limited number of geographic locations. To the extent that the portfolios may be concentrated in limited geographic regions, industries or business sectors, downturns relating generally to such region, industry or business sector may result in defaults on a number of REIT investments within a short time period, which may reduce net income and the value of the common stock and accordingly limit the REITs' ability to pay distributions to stockholders.

Any adverse economic or real estate developments in the REITs' target markets could adversely affect operating results and the ability to pay distributions to stockholders.

Because the REITs depend upon advisors and affiliates to conduct REIT operations, adverse changes in the financial health of an advisor or its affiliates could cause the REITs' operations to suffer.

The REITs depend on advisors to manage operations and the portfolio of assets. The advisors depend upon the fees and other compensation that they receive from the REITs. Any adverse changes to the REITs' relationship with, or the financial condition of, its advisors and affiliates, could hinder their ability to successfully manage the REITs' operations and portfolio of investments.

The REITs may not be successful in conducting securities offerings, which would adversely impact the REITs' ability to implement an investment strategy.

The success of a securities offering, and the REITs' ability to implement a business strategy, depends upon the ability to sell the REITs' shares to investors. All investors have a choice of numerous competing real estate investment trust offerings, which may make selling the REITs' shares to investors more difficult. If the REITs are not successful in growing, operating and managing this process, the REITs' abilities to raise proceeds through securities offerings will be limited and there may not be adequate capital to implement the REITs' investment strategy.

The loss of or the inability to retain or obtain key real estate professionals at the REITs' advisors could delay or hinder implementation of investment strategies, which could limit the ability to make distributions and decrease the value of an investment in the REITs' shares.

The offering price per share of the REITs' common stock, which after December 31, 2016 will be NAV (Net Asset Value), may not reflect the value of the stockholders' investment.

As with any valuation methodology, the methodologies we use are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties using different assumptions and estimates could derive a different estimated NAV per share of the REITs' common stock, and these differences could be significant. The estimated NAV per share is not audited and does not represent the fair value of assets less the fair value of liabilities according to GAAP, nor does it represent a liquidation value of assets and liabilities or the price at which shares of common stock would trade on a national securities exchange.

Accordingly, the REITs can give no assurance that:

- a stockholder would ultimately realize distributions per share equal to our estimated NAV per share upon a sale of the REITs;
- the shares of common stock would trade at the estimated NAV per share on a national securities exchange;
- a third party would offer the estimated NAV per share in an arm's-length transaction to purchase all or substantially all of the shares of common stock; and
- another independent third-party appraiser or third-party valuation firm would agree with our estimated NAV per share

Risks Related to Conflicts of Interest

The REITs' advisors, sponsors and their affiliates, including all executive officers and affiliated directors and other key real estate professionals, face conflicts of interest caused by their compensation arrangements with the REITs and with other Rich Uncles-affiliated programs, which could result in actions that are not in the long-term best interests of the REITs' stockholders.

Most of our executive officers and our affiliated directors and other key real estate professionals are also officers, directors, managers, key professionals and/or holders of a direct or indirect controlling interest in our advisors, sponsors and/or other Rich Uncles-affiliated entities. The REITs' advisors, sponsors and their affiliates receive substantial fees from the REITs. These fees could influence the advisors' advice as well as the judgment of its affiliates.

The REITs advisors, sponsors and their affiliates face conflicts of interest relating to the acquisition of assets due to their relationship with other Rich Uncles-affiliated programs and Rich Uncles-advised investors, which could result in decisions that are not in the REITs' best interest or the best interests of the REITs' stockholders.

The REITs rely on our advisors, sponsors and other key real estate professionals at our advisors, including Messrs. Hofer and Wirta, to identify suitable investment opportunities for us. The REITs are advised by our sponsors and rely on many of the same real estate professionals as will future Rich Uncles-affiliated programs advised by advisors. As such, we and the other Rich Uncles-affiliated programs, and Rich Uncles-advised investors rely on many of the same real estate professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Many investment opportunities that are suitable for the REITs may also be suitable for other Rich Uncles-affiliated programs and Rich Uncles-advised investors. When these real estate professionals direct an investment opportunity to any Rich Uncles-affiliated program or Rich Uncles-advised investor they, in their sole discretion, will offer the opportunity to the program or investor for which the investment opportunity is most suitable based on the investment objectives, portfolio and criteria of each program or investor. Our acquisition stage may overlap with future Rich Uncles-affiliated programs and Rich Uncles-advised investors.

The REITs and other Rich Uncles-affiliated programs and Rich Uncles-advised investors also rely on these real estate professionals to supervise the management of investments. If the Rich Uncles team of real estate professionals direct creditworthy prospective tenants to properties owned by another Rich Uncles-affiliated program or Rich Uncles-advised investors when it could direct such tenants to the REITs' properties, our tenant base may have more inherent risk and the properties' occupancy may be lower than might otherwise be the case.

Further, existing and future Rich Uncles-affiliated programs and Rich Uncles-advised investors and Messrs. Hofer and Wirta generally are not and will not be prohibited from engaging, directly or indirectly, in any business or from possessing interests in any other business venture or ventures, including businesses and ventures involved in the acquisition, development, ownership, leasing or sale of real estate-related investments.

The REITs' officers, advisors, sponsors, and the real estate, debt finance, management and accounting professionals assembled by the REITs' advisors face competing demands on their time and this may cause operations and our stockholders' investment in the REITs to suffer.

The REITs rely on officers, advisors, sponsors and the real estate, debt finance, management and accounting professionals that the advisors retain, including Messrs. Hofer and Wirta, to provide services for the day-to-day operation of the REITs' businesses. Each REIT is also advised by Rich Uncles and relies on sponsors and many of the same real estate, debt finance, management and accounting professionals, as will future Rich Uncles-affiliated programs and Rich Uncles-advised investors. Further, our officers and affiliated directors are also officers and/or affiliated directors of some or all of the other Rich Uncles-affiliated programs. As a result of the REITs' executive officer interests in other Rich Uncles-affiliated programs, their obligations to Rich Uncles-advised investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, Messrs. Hofer and Wirta face conflicts of interest in allocating their time among the REITs and other Rich Uncles-affiliated programs and other Rich Uncles-advised investors, as well as other business activities

in which they are involved. During times of intense activity in other programs and ventures, these individuals may devote less time and fewer resources to the REITs' businesses than is necessary or appropriate to manage the businesses. Furthermore, some or all of these individuals may become employees of another Rich Uncles-affiliated program in an internalization transaction or, if the REITs internalize their advisors, may not become the REITs' employees as a result of their relationship with other Rich Uncles-affiliated programs. If these events occur, the returns on investment, and the value of your investment in REITs, may decline.

Because other Rich Uncles-affiliated programs may conduct offerings concurrently with the REITs' offerings, advisors and sponsors may face potential conflicts of interest arising from competition among the REITs and these other programs for investors and investment capital, and such conflicts may not be resolved in the REITs' favor.

Our stockholders may not be able to immediately sell their shares under our share repurchase program.

We do not expect that a secondary market for resale of the REITs' stock will develop, but the REITs' intend to provide monthly share repurchase programs for shareholders who wish to sell their shares. The REITs' ability to repurchase shares depends the levels of cash reserves (including distribution reinvestment proceeds), availability under any line of credit that the REITs might have, the pace of new share sales, and the REITs' ability to sell properties. If the REITs must sell properties in order to honor repurchase requests, the repurchase of shares tendered for repurchase could be delayed until they have sold sufficient properties to honor such requests. The REITs expect that the property sale process, if required to honor repurchase requests, could take several months, and the REITs cannot determine how long it might take to raise sufficient capital from property sales and other sources to honor all such requests. The REITs intend to honor such repurchase requests in the order they are received.

The boards of the REITs may amend, suspend or terminate the REITs' share repurchase programs.

The REITs may, at some future date, seek to list their shares on a national securities exchange to create a secondary market for their stock, but the REITs have no current plan to do so, and for the foreseeable future shareholders should assume that the only available avenue to sell their shares will be the share repurchase programs offered by each REIT.

Because the REITs are selling their shares directly to the public, our stockholders will not have the benefit of an independent due diligence review of the REITs, which is customarily performed in underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty stockholders of the REITs face.

There will be no outside independent review of the REITs' finances and operations. Therefore, REIT stockholders must rely on the information in the offering materials, including the prospectus or offering circular, and will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a public securities offering.

The REITs' investors' interest in each REIT could be diluted if a REIT issues additional shares, which could reduce the overall value of a stockholder's investment.

Payment of fees to the REITs' advisors, sponsors and their affiliates reduces cash available for investment and distribution to stockholders and increases the risk that stockholders will not be able to recover the amount of their investment in the REITs' shares.

The REITs' advisors, sponsors and their affiliates perform services for the REITs in connection with the selection and acquisition of real estate investments, the management and leasing of real estate properties, the administration of real estate-related investments and the disposition of real estate investments. The REITs pay them substantial fees for these services, which results in immediate dilution of the value of stockholders' investments and reduces the amount of cash available for investment or distribution to stockholders.

If the REITs are unable to obtain funding for future capital needs, cash distributions to the REITs' stockholders and the value of the investments could decline.

When tenants do not renew their leases or otherwise vacate their space, the REITs will often need to expend substantial funds for improvements to the vacated space in order to attract replacement tenants. Even when tenants do renew their leases the REITs may agree to make improvements to their space as part of negotiations. If the REITs need additional capital in the future to improve or maintain properties or for any other reason, the REITs may have to obtain funding from sources other than cash flow from operations or proceeds from any distribution reinvestment plan, such as borrowings or future equity offerings. These sources of funding may not be available on attractive terms or at all. If the REITs cannot procure additional funding for capital improvements, the investments may generate lower cash flows or decline in value, or both, which would limit the REITs' ability to make distributions to stockholders and could reduce the value of stockholders' investments in in the REITs.

General Risks Related to Investments in Real Estate

Economic, market and regulatory changes that impact the real estate market generally may decrease the value of investments in the REITs and weaken operating results.

The REITs' operating results and the performance of the properties acquired by each REIT are subject to the risks typically associated with real estate, any of which could decrease the value of REIT investments and could weaken operating results, including:

- downturns in national, regional and local economic conditions;
- competition;
- adverse local conditions, such as oversupply or reduction in demand for buildings and changes in real estate zoning laws that may reduce the desirability of real estate in an area;
- vacancies, changes in market rental rates and the need to periodically repair, renovate and re-let space;
- changes in interest rates and the availability of permanent mortgage financing, which may render the sale of a property or loan difficult or unattractive;

- changes in tax (including real and personal property tax), real estate, environmental and zoning laws;
- natural disasters such as hurricanes, earthquakes and floods;
- acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;
- the potential for uninsured or underinsured property losses; and
- periods of high interest rates and tight money supply.

Any of the above factors, or a combination thereof, could result in a decrease in the REITs' cash flow from operations and a decrease in the value of the REITs' investments, which would have an adverse effect on operations, on the REITs' ability to pay distributions to stockholders and on the value of stockholders' investments.

The REITs may obtain only limited warranties when purchasing a property.

The seller of a property will often sell such property in its "as is" condition on a "where is" basis and "with all faults," without any warranties of merchantability or fitness for a particular use or purpose. In addition, purchase agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Also, most sellers of large commercial properties are special purpose entities without significant assets other than the property itself. The purchase of properties with limited warranties or from undercapitalized sellers increases the risk that the REITs may lose some or all of their invested capital in the property as well as the loss of rental income from that property.

The REITs may finance properties with lock-out provisions, which may prohibit them from selling a property, or may require them to maintain specified debt levels for a period of years on some properties.

Properties that become vacant could be difficult to re-lease or sell, which could diminish the return on these properties and adversely affect the REITs' cash flow and ability to pay distributions to stockholders.

Properties may incur vacancies either by the expiration and non-renewal of tenant leases or the default of tenants under their leases. If vacancies continue for a long period of time, the REITs may suffer reduced revenues resulting in less cash available for distribution to stockholders.

The REITs depend on tenants for their revenue generated by real estate investments and, accordingly, the revenue generated by our real estate investments and the ability to make distributions to stockholders are dependent upon the success and economic viability of the tenants and the REITs ability to retain and attract tenants. Non-renewals, terminations or lease defaults could reduce net income and limit the ability of the REITs to make distributions to stockholders.

The bankruptcy or insolvency of the REITs' tenants or delays by tenants in making rental payments could seriously harm the REITs' operating results and financial condition.

Costs imposed pursuant to laws and governmental regulations may reduce the REITs' net income and the cash available for distribution to stockholders

Uninsured losses relating to real property could reduce the REITs' cash flow from operations and the return on stockholder investments.

Risks Associated with Debt Financing

The REITs obtain lines of credit, mortgage indebtedness and other borrowings, which increases risk of loss due to potential foreclosure.

The REITs may use leverage in connection with any real estate investments made, which increases the risk of loss associated with this type of investment.

The REITs may not be able to access financing sources on attractive terms, which could adversely affect their ability to execute their business plans.

Increases in interest rates would increase the amount of the REITs' debt payments and limit their ability to pay distributions to stockholders.

Failure to qualify as a REIT would subject us to federal income tax, which would reduce the cash available for distribution to stockholders.

The REITs expect to operate in a manner that will allow them to qualify as a REIT for federal income tax purposes. However, the federal income tax laws governing REITs are extremely complex, and interpretations of the federal income tax laws governing qualification as a REIT are limited. Qualifying as a REIT requires meeting various tests regarding the nature of assets and income, the ownership of outstanding stock, and the amount of distributions on an ongoing basis. While the REITs intend to continue to operate so that they will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, including the tax treatment of certain investments they may make, and the possibility of future changes in circumstances, no assurance can be given that they will so qualify as a REIT for any particular year. If either REIT fails to qualify in any calendar year and do not qualify for certain statutory relief provisions, it would be required to pay federal income tax on its taxable income. It might need to borrow money or sell assets to pay that tax. The payment of income tax would decrease the amount of income available for distribution to stockholders. Furthermore, if the REITs fail to maintain a qualification as a REIT and do not qualify for certain statutory relief provisions, they no longer would be required to distribute substantially all of REIT taxable income to stockholders. Unless the REITs' failure to qualify as a REIT were excused under federal tax laws, they would be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

The REITs' stockholders may have current tax liability on distributions they elect to reinvest in the REITs' common stock.

If the REITs' stockholders participate in our distribution reinvestment plan, they will be deemed to have received, and for income tax purposes will be taxed on, the amount reinvested in shares of common stock to the extent the amount reinvested was not a tax-free return of capital. In addition, the REITs' stockholders will be treated for tax purposes as having received an additional distribution to the extent the shares are purchased at a discount to fair market value, if any. As a result, unless the REITs' stockholders are tax-exempt entities, they may have to use funds from other sources to pay their tax liability on the value of the shares of common stock received.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to other tax liabilities that reduce cash flow and their ability to make distributions to stockholders.

Even if the REITs qualify as a REIT for federal income tax purposes, they may be subject to some federal, state and local taxes on income or property.

REIT distribution requirements could adversely affect the REITs' ability to execute their business plan.

The REITs generally must distribute annually at least 90% of taxable income, subject to certain adjustments and excluding any net capital gain, in order for federal corporate income tax not to apply to earnings that they distribute. To the extent that the REITs satisfy this distribution requirement, but distribute less than 100% of their taxable income, they will be subject to federal corporate income tax on undistributed REIT taxable income. In addition, the REITs will be subject to a 4% nondeductible excise tax if the actual amount that they pay out to our stockholders in a calendar year is less than a minimum amount specified under federal tax laws. The REITs intend to make distributions to stockholders to comply with the REIT requirements of the Internal Revenue Code.

To maintain REIT status, the REITs may be forced to forego otherwise attractive business or investment opportunities, which may delay or hinder their ability to meet investment objectives and reduce stockholders' overall return.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

To qualify as a REIT, the REITs must satisfy certain tests on an ongoing basis concerning, among other things, the sources of income, nature of assets and the amounts they distribute to their stockholders. The REITs may be required to make distributions to stockholders at times when it would be more advantageous to reinvest cash in the REITs' business or when they do not have funds readily available for distribution. Compliance with the REIT requirements may hinder their ability to operate solely on the basis of maximizing profits and reduce the value of stockholders' investment.

Complying with REIT requirements may force the REITs to liquidate otherwise attractive investments.

Liquidation of assets may jeopardize REIT qualification.

To qualify as a REIT, the REITs must comply with requirements regarding assets and sources of income. If the REITs are compelled to liquidate investments to repay obligations to lenders, the REITs may be unable to comply with these requirements, ultimately jeopardizing their qualification as a REIT, or they may be subject to a 100% tax on any resultant gain if they sell assets that are treated as dealer property or inventory.

The REITs' may be subject to adverse legislative or regulatory tax changes.

Above we provided description of some but not all of the pertinent risk factors. For a complete discussion of all risk factors, and before making any investment in any Rich Uncles' REIT, you should carefully review the offering documents, including the prospectus or the offering circular.

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Terms of Use

RichUncles is a division of, and www.RichUncles.com is owned and operated by, Rich Uncles LLC, a Delaware limited liability company ("Rich Uncles"). You may use www.RichUncles.com ("website") only if you agree to these terms and conditions ("Terms") that we request that you review carefully before continuing. By using our website you signify acceptance of our Terms that may be updated at any time without notice to you.

Rich Uncles NNN REIT, Inc. is selling its shares directly (issuer direct) and not through a broker-dealer that would typically be paid fees and commissions for any sale of investments. As a result of not using a broker-dealer, the Rich Uncles NNN REIT, Inc. is able to invest a higher percentage of the investment proceeds from the sale of its shares into real property. Any reference in the website to "our," including but not limited to our property, our strategy, our member, our stockholders, and references to "we," including but not limited to we collect rent, we make distributions, we have carefully crafted our investment strategy, we purchase our property – all refer and relate to Rich Uncles NNN REIT, Inc., and relates to the property, investment strategy, members, stockholders, rent collected, distributions of Rich Uncles NNN REIT, Inc.

Our website is for informational and educational purposes only. None of the information provided through our website constitutes investment advice, and the views expressed should not be taken as advice to buy or sell any security. Decisions based on information provided through our website are your sole responsibility and are made at your own risk.

Interests in real estate investment offerings are presented by means of formal offering documents, including Prospectuses ("Formal Offering Documents"). Formal Offering Documents contain complete information on the risks of the investment, fees and expenses, and other material facts, and should be read carefully before investing. An investment in Rich Uncles NNN REIT, Inc. involves significant risks, which are described in detail in the Formal Offering Documents. Such an investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors should be able to bear the risk of losing their entire investment.

RichUncles does not make any recommendations regarding the appropriateness of particular investment opportunities for any investor. Each investor must review and evaluate the investments in the investor's own discretion and determine the suitability of making the particular investment. Past performance is not indicative of future performance. Investors should conduct their own due diligence and not rely on the financial assumptions or estimates that may be displayed on the website. There is a potential for loss of part or ALL of an investor's investment capital, and each investor should understand that all capital invested may be lost. Investors should only consider these investments if they have no need for liquidity and can bear the risk of losing their entire investment.

There can be no assurance that investment objectives will be achieved. Investments presented on our website are subject to high degree risks. These risks include absence of a public market for these securities, lack of an operating history, limited transferability and lack of liquidity, reliance on Rich Uncles or its affiliates, payment of significant fees to Rich Uncles and/or its affiliates, potential conflicts of interest, incurrence of substantial debt and lack of diversification in property holdings. This investment is not suitable for all investors. Refer to the Formal Offering Documents for a more detailed discussion of risks and suitability standards.

Nothing on our website shall be considered a solicitation or offer to buy or sell any security, or to offer or provide any investment, tax, financial or legal advice or service to any person. Any summaries provided through our website are intended to be general in nature and are no substitute for professional tax, financial or legal advice or more detailed information in the Formal Offering Documents. The offering is made only by means of the

Formal Offering Documents. Neither the Securities and Exchange Commission nor any state securities regulator has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The information provided through our website is available only to qualified recipients and is not intended for distribution to, or use by, any other person. Persons who access our website do so on their own initiative, and are responsible for compliance with applicable laws and/or regulations. Applicable U.S federal law and various state laws shall govern these Terms. The Service is only available to individuals who are at least eighteen (18) years old. You represent and warrant that if you are an individual, you are at least 18 years old, that you are fully able and competent to enter into the terms and conditions set forth in this and other agreements on the Site, and that all registration information you submit is truthful, accurate and complete. If you are accessing the Site and/or using the Services on behalf of an entity, such as your employer or a company you work for or control, you warrant and represent that you have the legal authority to bind that entity to these Terms of Use. Rich Uncles is entitled to rely on the accuracy of the information you provide to us on the Site.

You may access the Site generally and/or browse generally without registering with the Site. In order to access certain features of the Site, you must register to create an account ("Account") and meet certain criteria. You must complete the registration process by providing us with current, complete and accurate information. Failure to do so shall constitute a breach of the Terms of Use, which may result in immediate termination of your Account. You will also choose a password and a user name. Rich Uncles reserves the right in its sole discretion to refuse registration of or cancel a User's account. You are solely responsible for maintaining the confidentiality of your password and account. You agree to notify us immediately in writing of any unauthorized use of your Account or any other breach of security. To the fullest extent permissible by law, you are solely responsible for maintaining the appropriate antivirus software and other protections to prevent cyber-crimes and other identity theft.

You agree that your Account will be self-directed and that you are solely responsible for all investment decisions and instructions placed through your Account. Although the Site may provide data, information or content provided by us relating to investment opportunities to buy securities, you should not interpret any such content as tax, legal, financial, or investment advice or a recommendation to invest in any offering posted on the Site. Any decision to invest shall be based solely on your own consideration and analysis of the risks involving a particular offering and is made at your own risk. You acknowledge and agree that you are solely responsible for determining the suitability of an investment, your eligibility to invest or your investment strategy and accept the risks associated with such decisions, which include the risk of losing the entire amount of your principal. Rich Uncles nor its affiliates have any special relationship with or fiduciary duty to you and your use of the Site or the Services does not create such a relationship. You agree and acknowledge that you are solely responsible for conducting legal, accounting and other due diligence review on the Issuer's and real estate projects posted on the Site.

All content and images on the Site are the property of Rich Uncles and/or its affiliated entities. The use of the content or images by you or anyone authorized by you, is prohibited unless specifically permitted by these Terms of Use or provided elsewhere on the Site. The trademarks, logo and slogans displayed on the Site (collectively the "Trademarks") are owned by Rich Uncles and/or its affiliates. Nothing on this Site should be construed as granting any license or right to use the Trademarks without written permission of Rich Uncles. Your misuse of the Trademarks, or any other content on the Site, except as provided in these Terms of Use, is strictly prohibited. You are advised that Rich Uncles will aggressively enforce its intellectual property rights to the fullest extent of the law.

Your use of the Site is solely at your own risk. To the fullest extent permissible by law, in no event shall Rich Uncles or its affiliates, be liable for damages under contract, tort, strict liability, negligence, or any other legal or equitable theory arising out of your access to, or use of, the Site. Without limiting the generality of the foregoing, everything on the Site is provided to you "as is," "as available," and "when available" without warranty of any kind, either expressed or implied, including but not limited to, the implied warranties of merchantability, fitness for a particular purpose, or non-infringement. Please note that some jurisdictions may not allow the exclusion of implied warranties or limitation of incidental or consequential damages, so some of the above exclusions may not apply to you. Check your local laws for any restrictions or limitations regarding the exclusion of

implied warranties.

Rich Uncles assumes no responsibility for, and shall not be liable for, any damages to or viruses that may infect, your computer equipment or other property on account of your access to, use of, or browsing in the Site or your downloading of any materials, data, text, images, video, or audio from the Site.

These Terms of Use shall be governed by, construed and entered in accordance with the laws of the State of California applicable to contracts deemed to be made within such state, without regard to choice of law or conflict of law provisions thereof. YOU HEREBY WAIVE YOUR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION OR PROCEEDING, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THESE TERMS OF USE TO THE FULLEST EXTENT PERMITTED BY LAW. YOU UNDERSTAND THAT ABSENT THIS PROVISION, YOU WOULD HAVE THE RIGHT TO SUE IN COURT AND HAVE A JURY TRIAL.

In the event of any claim, controversy or alleged dispute between you and Rich Uncles, its members or affiliates ("Dispute"), you hereby agree to attempt in good faith to amicably resolve any Dispute at least thirty (30) days before instituting any legal proceeding. Each party agrees to submit any Dispute for resolution by final binding arbitration after serving written notice, which notice shall set forth in detail the controversy, question, claim or alleged breach along with your attempt to resolve such Dispute. Upon such notice and attempt to resolve, the party may then commence an arbitration proceeding pursuant to the rules of JAMS (http://www.jamsadr.com) to be held in the State of California, County of Orange, before an arbitrator to be selected by JAMS. Any such arbitration may only be commenced within one year after the party requesting arbitration obtains knowledge of the cause of action forming the basis of the controversy or claim accrued.

In any arbitration and subject to the ultimate discretion of the presiding arbitrator, each side will be limited to a maximum of one (1) day of argument (including rebuttal), and the parties agree in good faith to minimize discovery burdens (e.g. confine the scope to actual areas in dispute and limit the topics and number of pages on which information is requested to matters directly relevant). The decision(s) of the arbitrator shall be final and binding and may not be appealed to any court of competent jurisdiction, or otherwise, except upon claim of fraud or corruption as by law provided, provided, however, that implementation of such decision(s) shall in no way be delayed or otherwise impaired pending the outcome of any such appeal. Judgment upon the award rendered in such arbitration may be entered by any court having jurisdiction thereof. You agree that all Disputes will be limited between you, individually, and us. To the full extent permissible by applicable law, you agree that no arbitration proceeding or other dispute resolution proceeding shall be joined with any other party or decided on a class-action basis.

Notwithstanding the foregoing, you agree that the following matters shall not, at the election of Rich Uncles, be subject to binding arbitration: (1) any Dispute related to, or arising from allegations of criminal activity; (2) any Disputes concerning Rich Uncles' intellectual property rights; and (3) any claim for injunctive relief. All arbitration proceedings will take place in the State of California, County of Orange. Any Dispute not subject to arbitration shall be decided by a court of competent jurisdiction within the State of California, County of Orange. Each party hereby waives any claim that such venue is improper or inconvenient.

To the fullest extent permissible by law, you agree to indemnify, defend and hold Rich Uncles and any of its affiliates, and any of its successors and assigns, and any of their respective officers, directors, employees, agents, representatives, licensors, advertisers, suppliers, and operational service providers harmless from and against any and all claims, actions, losses, expenses, damages and costs (including reasonable attorneys' fees), resulting from any breach or violation of these Terms of Use by you or arising from your use of the Site. Rich Uncles reserves the right to assume, at its sole expense, the exclusive defense and control of any such claim or action and all negotiations for settlement or compromise, and you agree to fully cooperate with Rich Uncles in the defense of any such claim, action, settlement or compromise negotiations, as requested by Rich Uncles.

Rich Uncles reserves the right to change these Terms and the contents of our website at any time and without notice. If you use our website after we post changes to these Terms, you accept the changed terms.

Rich Uncles reserves the right to change these Terms and the contents of our website at any time and without notice. If you use our website after we post changes to these Terms, you accept the changed terms.

All information and materials contained on our website are subject to copyright and/or trademark protection laws.

Click through to Privacy Policy

Effective Date

TThe Terms of Use Notice was last updated on May 26, 2016.

Disclosure

This Site is operated by Rich Uncles, LLC. All securities listed on this Site are being offered only pursuant to the prospectus for the offering. ACCESS TO SECURITIES OFFERINGS ON THIS Site IS LIMITED TO QUALIFIED RECIPIENTS. By accessing this Site and any pages hereof, you agree to be bound by the Terms of Use and Privacy Policy. Neither the Securities and Exchange Commission nor any state securities regulator has recommended or approved of the investment or passed upon the accuracy or inaccuracy of any of the information or materials provided through this Site.

3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
info@RichUncles.com
1-855-Rich-Uncles

My Account How it Works Meet the Uncles Properties Stories Risks lina Invest Now

Frequently Asked Questions

What is a Real Estate Investment Trust (REIT)?

A REIT is a corporation that combines capital from many investors to buy and operate income-producing real estate. It gives investors a low cost opportunity to include commercial real estate in an investment portfolio. Also, REITs avoid the "double taxation" treatment of income that would result from an investment in a corporation, because REITs do not pay taxes if certain standards are met, including the distribution of at least 90% of income that would otherwise be taxable. Hence, REITs are focused on generating and distributing income in the form of dividends to their shareholders.

For whom are REITs an appropriate investment?

Investors who want to (1) generate current income as well as opportunities for longer-term value growth, and (2) diversify an investment portfolio, will find REITs an attractive supplement to an existing investment strategy. Investors should be mindful that there is no guarantee that the targeted return or distribution rate will be achieved. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

What is unique about RichUncles.com?

RichUncles.com was founded by Ray Wirta and Harold Hofer to make direct real estate investment easy and affordable for the smaller investor. Other REITs that, like Rich Uncles NNN REIT, are not listed on stock exchanges (so-called "non-traded" REITs), often raise investor capital through a commission-based distribution system that involves paid intermediaries such as broker-dealers and financial planners. The total commission and fee structure related to raising investor capital via this distribution channel is typically 10% of the overall offering proceeds. In other words, approximately 10% of the cost of the REIT shares is spent on commissions and related fees in these other non-traded REITs. RichUncles.com does not pay commissions. Our method of distribution is the internet and our web site. Our goal is to attract qualified potential investors to www.RichUncles.com utilizing print and on-line advertising, newspaper and magazine articles, blogs, and search engine optimization. We believe that with the ease of access to the internet and the transparency of the internet, RichUncles.com can deliver a real estate product to the market that has 10% more of the investment amount actually being invested in real estate rather than being paid to others in the form of commissions. This is the primary way that we are unique and different.

Is Rich Uncles NNN REIT available to foreign investors?

Shares in Rich Uncles NNN REIT may be purchased by anyone who is not a resident of the United States, subject to local securities laws.

What percentage of the gross proceeds from the sale of shares in Rich Uncles NNN REIT will be used for investment?

97% of the gross proceeds from the sale of shares will be used for investment. The remaining 3% of the gross proceeds will pay for organization and offering costs. Before investing you should carefully review the prospectus for a full discussion of fees and costs that will be charged.

Why should I invest in a REIT that is not listed or traded on an exchange?

History has shown that traded REIT valuations (represented by share price) are variable, with such share prices sometimes being higher or lower than "Net Asset Value" (the calculation of (1) the current between traded REIT share prices and NAV. Non-traded REITs such as Rich Uncles NNN REIT do not have this issue. Additionally, annual dividends for traded equity REITs have averaged below 4% over the past three years (source: NAREIT.com). Qualified potential investors are encouraged to study assets already purchased by Rich Uncles NNN REIT, as disclosed elsewhere on this web site and in the Prospectus, to compare the dividend yields being generated by Rich Uncles NNN REIT to the dividend yields being generated by traded REITs (past performance is not a guarantee of future results).

If I buy shares, will I receive distributions and how often?

Distributions are scheduled on a monthly basis. The amount of each distribution is determined by our board of directors and will depend upon cash availability as well as current and projected cash requirements. Remember though, in order to remain qualified as a REIT, we must make distributions of at least 90% of our annual REIT taxable income. The payment of any distributions, and that profits will be obtained from your investment, are not guaranteed.

If I buy shares in this offering, will I able to sell them later?

Shares in Rich Uncles NNN REIT qualify for its Share Repurchase Program, as described in the Prospectus. Your shares may be redeemable each month through this Rich Uncles' program, but this program is subject to limitations and fees as discussed in the prospectus.

Will the distributions I receive be taxable as ordinary income?

Generally, distributions that you receive will be taxed as ordinary income. We expect that some portion of your distributions may not be subject to tax in the year received due to the fact that depreciation expenses reduce taxable income. This defers a portion of your tax until your investment is sold or liquidated, at which time under current tax laws you will be taxed at capital gains rates.

> Disclosure

When will you report to me on the status of my investment and when will I receive tax return information?

RichUncles.com will provide you with monthly updates on the performance of Rich Uncles NNN REIT. Additionally, your Form 1099 tax information will be mailed on or around January 31 of each year.

> Disclosure

If I buy shares in this offering, will I able to sell them later?

Shares in Rich Uncles NNN REIT qualify for its Share Repurchase Program, as described in the Prospectus. Your shares may be redeemable each month through this Rich Uncles' program, but this program is subject to limitations and fees as discussed in the prospectus.

...me?

The material presented is not offered as legal or tax advice. You should speak to a tax advisor to obtain an understanding of the tax consequences of your investment in any REIT. Anticipated tax savings are not guaranteed and may not be achieved.

...e expect that some portion of your distributions may not be subject to ...axable income. This defers a portion of your tax until your investment is ...capital gains rates.

> Disclosure

When will you report to me on the status of my investment and when will I receive tax return information?

RichUncles.com will provide you with monthly updates on the performance of Rich Uncles NNN REIT. Additionally, your Form 1099 tax information will be mailed on or around January 31 of each year.

> Disclosure

If I buy shares in this offering, will I able to sell them later?

Shares in Rich Uncles NNN REIT qualify for its Share Repurchase Program, as described in the Prospectus. Your shares may be redeemable each month through this Rich Uncles' program, but this program is subject to limitations and fees as discussed in the prospectus.

Will the distributions I receive be taxable as ordinary income?

Generally, distributions that you receive will be taxed as ordinary income. We expect that some portion of your distributions may not be subject to tax in the year received due to the fact that depreciation expenses reduce taxable income. This defers a portion of your tax until your investment is sold or liquidated, at which time under current tax laws you will be taxed at capital gains rates.

> Disclosure

When will you report to me on the status of my inves[...]t and when will I receive tax return

The payment of rent by tenants, or that cash dividends will be paid to shareholders monthly, are not guaranteed. You should carefully review the offering documents, including the prospectus, prior to making an investment and should be able to bear the loss of your entire investment.

[...]of Rich Uncles NNN REIT. Additionally, your Form 1099 tax information

> Disclosure

What is a Prospectus?

A Prospectus is a legal document that discusses the investment program for which money is solicited. A Prospectus typically includes sections that describe how the solicited money is to be invested, the investment's business plan, risks associated with the investment, the background and track record of the sponsors, the legal rights and responsibilities of the investors, and more.

What is a "cap rate"?

A "cap rate", or capitalization rate, is the expected first year return on an "all-cash" real estate acquisition. For example, if you purchase a property, whose rent less expenses during the first year of ownership is forecasted to be $80,000, for $1,000,000, then your cap rate is 8% ($80,0000 divided by $1,000,000 equals 8%). If you were able to purchase the same property for a lower price, say $800,000, then your cap rate would be 10% ($80,000 divided by $800,000 equals 10%). Thus, cap rate and purchase price have an inverse relationship - the higher the cap rate, the lower the price.

3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
info@RichUncles.com
1-855-Rich-Uncles

Privacy Policy

Your information is safe and secure

We will not give any information about you to others for third party use.

The respect for and maintenance of your personal privacy is of paramount importance to us. The website for Rich Uncles and its parent company Rich Uncles, LLC. ("Rich Uncles") ("our website" or "Site") uses forms in which you give us certain personal information that assists us in complying with state and federal laws, including securities laws. We do not disclose any nonpublic personal information about you to anyone except as permitted by law.

We maintain technology and information management systems designed to protect the confidentiality and security of your nonpublic personal information. In addition, we restrict access to nonpublic personal information about you to personnel who have a legitimate business need for the information.

By using the Site, users ("Users" or "you") consent to our collection and use of information as explained in this Notice, and consent to be bound by the Terms of Use and other guidelines we publish on the Site, as amended from time to time without notice.

Generally we collect information about you in order to:

identify you as a potential client and confirm your identity, legal capacity and eligibility to invest in offerings posted on the Site;

establish and manage your account with us;

enable registered users to login to the Site;

communicate and share information with your IRA custodian and other similar parties acting at your request and on your behalf;

comply with legal and regulatory requirements; and

guard against potential fraud.

We may use and disclose your personally identifiable information to the extent reasonably necessary to:

protect our rights and property and the rights and property of others;

take precautions against liability;

respond to claims that your information violates the rights and interests of third parties; and

meet legal requirements or to respond to judicial process.

Nonaffiliated Service Providers and Joint Marketing Partners.

Rich Uncles does not retain, share, store or use personally identifiable information for any secondary purposes. Additionally, from time to time we use outside parties to perform services or functions for us or on our behalf. We may disclose all of the nonpublic personal information we collect as described above to such parties. However, before we disclose nonpublic personal information to any of our service providers or partners, we require them to agree to keep our investor information confidential and secure and to use it only as authorized by us. When required by law, we will ask your permission before we share your information for this type of marketing.

IP Address

We may gather your IP address when you use our website. We may use IP addresses for diagnostic and statistical purposes and to administer our website. We also gather broad demographic information from this data to help us improve our website and make your browsing and purchasing experience more enjoyable. This is not linked to any personally identifiable information, except as necessary to prevent fraud or abuse on our system.

Cookies

We may also use "cookies" to store your preferences in order to make your use of our website more productive by identifying you so you don't have to log in each time you visit our website. They are linked to your customer number that is associated with the information in your account. Our website may use cookies to keep track of your website visits. You may stop or restrict the placement of our cookies on your computer by adjusting your web browser preferences. If you do so, you may still use our Site, but this may interfere with some of its functionality.

Use of Information

You consent to our use and disclosure of any information submitted to us on the Site, or information collected when you access the Site in any manner permitted by law, and you acknowledge that you have no expectation of privacy or confidentiality in such information.

We will use nonpublic personal information: (1) to provide services and products requested by you, (2) to enable our vendors and contractors to provide and assist us in the marketing, operation, troubleshooting and analysis of our Site and other services, and (3) to engage in any other lawful activities we believe are consistent with the foregoing. We may provide any of these services through third parties, which may necessitate sharing nonpublic personal information with them. We will disclose nonpublic personal information to third party service providers to facilitate transactions on the Site.

We may also use and disclose nonpublic and help prevent potentially unlawful activity or activities that threaten the integrity of our Site or network; to protect and defend our rights or property or the rights or property of others; as required by courts or administrative agencies; and in connection with a financing, sale, merger, or reorganization of our business or assets. Any successor in interest to our business would acquire the information we maintain, including nonpublic personal information, and may alter the terms of this Privacy Notice.

Your Access to and Control Over Information

You may opt out of any future contacts from us at any time. You can do the following at any time by contacting us via the email address or phone number provided on our website:

See what data we have about you, if any.

Change/correct any data we have about you.

Have us delete any data we have about you.

Express any concern you have about our use of your data.

Passwords

At a minimum, we require the use of a password. Your password is not known to

any employee or third party with whom we may partner, and we will never ask for your password as a means of identifying yourself. You should never share your password with anyone, and if you ever receive an email purporting to come from us that asks for your password, you should immediately report this development.

In addition to our own efforts, you can take several precautions to protect the

security of your computer and personal information. For instance, you can start by using a well-chosen password. You should avoid using any information that others can easily learn about you, like a birthday. In addition, we recommend that you change your password frequently.

You can install and regularly update antivirus and firewall software to protect your

computer from external attacks by malicious users. When you are finished with a session on our Site, be sure that you log out and close the browser window.

If you use a computer that is accessed by other people, such as in a public

library or Internet cafe, we recommend that you take special precautions to protect the security of your Account and personal data. When you are finished using our Site, you should log out completely, then close the browser window and clear the browser's cache files.

Notification Changes

From time to time, we may change this Privacy Policy. We reserve the right, in our sole discretion, to change, modify, add, or remove portions of this notice at any time. Any changes or updates will be effective immediately upon posting to the website. You should review this notice regularly for changes, and can determine if changes have been made by checking the Effective Date below. Your continued use of our Site following the posting of any changes to this notice means you accept such changes.

Links to Other Web Sites

Our website may contain links to other websites. We are not responsible for and shall not have any liability arising from the privacy practices or the content of other websites.

Our website may contain links to other websites. We are not responsible for and shall not have any liability arising from the privacy practices or the content of other websites.

Applicable Law and Jurisdiction

This Privacy Notice shall be governed by, construed and entered in accordance with the laws of the State of California applicable to contracts deemed to be made within such state, without regard to choice of law or conflict of law provisions thereof. All disputes with respect to this Privacy Notice shall be brought and heard either in the California State Courts located in Orange County, or the federal district court for the Middle District of California. You consent to personal jurisdiction and venue of such courts. YOU HEREBY WAIVE YOUR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION OR PROCEEDING, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT TO THE FULLEST EXTENT PERMITTED BY LAW.

Contacting the Web Site

If you have any questions about our privacy statement or our practices, please contact us at:info@RichUncles .com

Effective Date

This Privacy Notice was last updated on May 26, 2016.


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Rich Uncles, Inc.
3080 Bristol Street, Suite 550
Costa Mesa, CA 92626
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Congratulations on your new Rich Uncles Account!

You can now make your first investment and start using your personalized dashboard.

Make Your First Investment


BBB Accredited Business | A+ Rating
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Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
How much would you like to invest?
$ 1,000
= 100.0000 shares
How would you like to receive your dividends?
I want to reinvest my dividends
Elect to reinvest your dividends to see a compound benefit.
I want to be paid out in cash
Your dividend earnings will be deposited into your bank account each month.
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich- Uncles or email at Prospectus-NNN@RichUncles.com, or by clicking this hyperlink: here


BBB Accredited Business | A+ Rating
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My Account
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Meet the Uncles
Properties
Stories
Risks
Lina
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How do you want to take ownership?
Individual
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Trust
Entity
Retirement
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Personal Information
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Personal Details
First name
Lina
Last name
Test
Date of Birth
01/12/1955
Citizenship Status
US Citizen
Social Security Number
623-54-8565
Subject to Backup Tax Withholding
No
Yes
Marital Status
Single
Profession/Occupation
Teacher
Resident address
Street
1515 Buena Vista
City
San Clemente
Country
United States
State
California
Zip Code
92626

Country

United States

State

California

Zip Code

92626

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Contact Information

Phone Number

+1 323-301-5986

Email Address

linatesting62116@richuncles.com

Individual Investment Account

Alternative Email Address

linaotheremail@richuncles.com

Your login email stays the same. Your alternative email will be used only for communication related to this investment.

Alternative Phone Number

+1 (323) 301-2612

Alternative Mailing Address

Street

123 Alternative

City

Alternative City

Country

United States

State

California

Zip Code

56323

Investment Account Information Review & Confirm Sign Purchase Shares

Financial Questionnaire

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The Investor had an annual gross income last year of:

The Investor has a net worth of:

Do you invest in stocks?

Often Occasionally Seldom Never

Do you invest in mutual funds?

Often Occasionally Seldom Never

Do you invest in real estate other than your home?

Often Occasionally Seldom Never

Do you invest in non-liquid securities?

Often Occasionally Seldom Never

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?

Yes No


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Financial Questionnaire

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The Investor had an annual gross income last year of:

$70,000 to $84,999

The Investor has a net worth of:

$250,000 to $499,999

Do you invest in stocks?

(●) Often ( ) Occasionally ( ) Seldom ( ) Never

Do you invest in mutual funds?

( ) Often ( ) Occasionally (●) Seldom ( ) Never

Do you invest in real estate other than your home?

( ) Often (●) Occasionally ( ) Seldom ( ) Never

Do you invest in non-liquid securities?

( ) Often (●) Occasionally ( ) Seldom ( ) Never

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?

(●) Yes ( ) No


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Investment Information
Amount
$1,000.00
REIT
Rich Uncles NNN REIT
Dividend Reinvestment
Yes
Edit Investments Details
Financial Questionnaire
Annual Income
$70,000 to $84,999
Net Worth
$250,000 to $499,999
Do you invest in stocks?
Often
Do you invest in mutual funds?
Seldom
Do you invest in real estate other than your home?
Occasionally
Do you invest in non-liquid securities?
Occasionally
Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?
Yes

Financial Questionnaire

Annual Income
$70,000 to $84,999

Net Worth
$250,000 to $499,999

Do you invest in stocks?
Often

Do you invest in mutual funds?
Seldom

Do you invest in real estate other than your home?
Occasionally

Do you invest in non-liquid securities?
Occasionally

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?
Yes

Edit Financial Questionnaire

Review & Confirm

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Personal Information

Personal Details
Lina Test
January 12, 1955
US Citizen

Contact Information
linatesting62116@richuncles.com
+1 323-301-5986

Social Security Number
623-54-8565

Subject to Backup Tax Withholding
No

Resident address
1515 Buena Vista
San Clemente, 92626
California, United States

Profession/Occupation
Teacher

Edit Personal Details

Personal Information

Personal Details
Lina Test
January 12, 1955
US Citizen

Contact Information
linatesting62116@richuncles.com
+1 323-301-5986

Social Security Number
623-54-8565

Subject to Backup Tax Withholding
No

Resident address
1515 Buena Vista
San Clemente, 92626
California, United States

Profession/Occupation
Teacher

Edit Personal Details

Individual Investment Account

Alternative Email Address
linaotheremail@richuncles.com

Alternative Phone Number
+1 (323) 301-2612

Alternative Mailing Address
123 Alternative
Alternative City, 56323
California, United States

Edit Account Details

Review & Confirm

Back

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Initial & Sign

Sign & Continue

Confirm and Sign

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Sign Here

A. PROSPECTUS DELIVERY
I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.

Sign Here

B. TAXPAYER INFORMATION
The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

Sign Here

C. FINANCIAL SUITABILITY STANDARDS
I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

Sign Here

D. STATE SUITABILITY STANDARDS
The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor's investment does not exceed ten percent (10%) of the investor's net worth.

B. TAXPAYER INFORMATION

The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor's investment does not exceed ten percent (10%) of the investor's net worth.

Sign & Continue

Signatures

Please type in your name to sign

Lina Testing

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

ACH Payment

The ACH (Automated Clearing House) payment choice is a federally regulated electronic transfer method from one bank account to another. Each transfer is double validated, where the first person initiates the transaction(s) and a federally trusted approver, confirms the validity of all transactions before the information is sent to bank for processing. The whole transfer is secure and anonymous.

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You have selected to mail a check to purchase **100.0000 shares**.

We will send you an email when your check is received. Please allow up to 10 business days for your funds to process and to receive your electronic share certificate.

You can also fund your investment by submitting a one time electronic payment online. Go back to change it.

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Lina Test
June 22, 2016
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Personal Details
First name
Lina
Last name
Test
Date of Birth
01/12/1955
Citizenship Status
US Citizen
Social Security Number
623-54-8565
Subject to Backup Tax Withholding
No
Yes
Marital Status
Single
Profession/Occupation
Teacher
Resident address
Street
1515 Buena Vista
City
San Clemente
Country
United States
State
California
Zip Code
92626

Date of Birth

01/12/1955

Citizenship Status

US Citizen

Social Security Number

623-54-8565

Subject to Backup Tax Withholding

(●) No ( ) Yes

Marital Status

Single

Profession/Occupation

Teacher

Resident address

Street

1515 Buena Vista

City

San Clemente

Country

United States

State

California

Zip Code

92626

Contact Information

Phone Number

+1 323-301-5986

Email Address

linatesting62116@richuncles.com

Investment Form

RICH UNCLES NNN REIT
SUBSCRIPTION AGREEMENT

1. Investment

Date 6/22/2016

US $500 minimum at US $10 per Share: $ 1,000.00

2. Investment Type (Check One Box Only)

- [x] Individual
- [ ] Joint Tenants [1]
- [ ] Tenants in Common [1]
- [ ] Community Property [1]
- [ ] Trust [2]
- [ ] Pension Plan [2]
- [ ] Profit Sharing Plan [2]
- [ ] KEOGH Plan [2]
- [ ] Other [2]
- [ ] Corporation [2]
- [ ] Traditional IRA
- [ ] Simple IRA
- [ ] SEP IRA
- [ ] ROTH IRA
- [ ] Partnership/LLC

☐ **Solo 401K**

1. All parties must sign.
2. Please attach pages of Trust/Plan document (or corporate/entity resolution) which lists the name of Trust/Plan/Entity, Trustees/officers or authorized signatories, signatures and date.

3. Investor Information

Investor 1 Name	Lina Test				
US Tax ID#	623-54-8565	**Date of Birth**	1/12/1955		
Profession / Occupation	Teacher	**Street Address**	1515 Buena Vista		
City	San Clemente	**State**	CA	**Postal Code**	92626
Phone (day)	+1 323-301-5986	**Phone (evening)**			
Email	linatesting62116@richuncles.com	NOTE: You will receive investor communications electronically via email			

3. Investor Information (Cont.)

City	Alternative City	State	CA	Postal Code	56323
US Tax ID#		Date of Birth			
Profession / Occupation		Optional Mailing Address	123 Alternative		

☐ I wish to receive written communications sent to my mailing address

☒ US Citizen

☐ Foreign citizen, Country

☐ US Citizen residing outside the US

☐ Check here if you are subject to backup withholding

Please print names in which shares of common stock are to be registered. Include trust/entity name if applicable. If IRA or qualified plan, include both custodian and investor names and IRA account number. If the same as in Section 3, please write "SAME".

Title Line 1	Lina Test
Title Line 2	

US Tax ID#	623-54-8565	**Secondary US Tax ID#**	

5. Custodian/Trustee/Entity Information

CUSTODIAN/ TRUSTEE/ENTITY **Name**	
Address 1	

Phone		**Email**	

CUSTODIAN/TRUSTEE/ENTITY **Tax Identification Number**	

6. Financial Questionnaire

The Investor had an annual gross income last year of	$70,000 to $84,999
The Investor has a net worth of	$250,000 to $499,999

	Often	Occasionally	Seldom	Never
Do you invest in stocks?	☒	☐	☐	☐
Do you invest in mutual funds?	☐	☐	☒	☐
Do you invest in real estate other than your home?	☐	☐	☐	☐
Do you invest in non-liquid securities?	☐	☒	☐	☐

	Yes	No
Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?	☒	☐

7. Investor Initials and Signatures

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Initials

7. Investor Initials and Signatures

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Initials

LT

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov.

LT

B. TAXPAYER INFORMATION

(REQUIRED FOR US CITIZENS) The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

LT

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.) The investment I propose to make herein will not exceed 10% of my net worth, as defined above.

LT

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor' s investment does not exceed ten percent (10%) of the investor' s net worth.

8. Dividend Reinvestment Program – Optional

x I wish to participate in the REIT's Dividend Reinvestment Program as described in the Prospectus. If you do not wish to reinvest your dividends, please provide the following information:

Account Number

Routing Number

NOTE: To receive cash dividends, bank account details are required. If left blank, dividends will be reinvested to purchase additional shares.

9. Signatures

A. INDIVIDUAL INVESTOR, JOINT TENANTS, TENANTS IN COMMON OR COMMUNITY PROPERTY

Signature – Investor 1	Signature – Investor 2
Lina Test	

B. FOR OTHER INVESTORS (PENSION PLAN, IRA, CORPORATION, PARTNERSHIP, LLC, TRUST, etc.)

Print Name of Entity (Investor)	
Print Name of Authorized Representative	By:
Title	

Signature (Investor)


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Investment Information
Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
Continue
How much would you like to invest?
$ 10,000
= 1,000.0000 shares
How would you like to receive your dividends?
I want to reinvest my dividends
Elect to reinvest your dividends to see a compound benefit.
I want to be paid out in cash
Your dividend earnings will be deposited into your bank account each month.
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich- Uncles or email at Prospectus-NNN@RichUncles.com, or by clicking this hyperlink here


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Personal Information
Please enter your information as it appears on your legal documents
Personal Details
First name
Lina
Last name
test
Date of Birth
02/15/1944
Citizenship Status
US Citizen
Social Security Number
652-65-5632
Subject to Backup Tax Withholding
No
Yes
Marital Status
Single
Profession/Occupation
Teacher
Resident address
Street
123 Test Street
City
Test City
Country
United States
State
California
Zip Code
95412
Save changes
Cancel


Joint Investment Account
Save changes
Cancel
Joint Account Type
Tenants in Common
Alternative Email Address
alternative@richuncles.com
Your login email stays the same. Your alternative email will be used only for communication related to this investment.
Alternative Phone Number
+1 (323) 523-5623
Alternative Mailing Address
Street
Optional
City
Optional
Country
Optional
State
Zip Code
Optional
Bank Information
To receive cash dividends, please enter your bank details or click here to reinvest your dividends.
Bank Routing Number
23154126451
Bank Account Number
45656654665


Joint Investor Information
Save changes
Cancel
Legal Information
First Name
Jane
Last Name
Smith
Date of Birth
05/16/1944
Citizenship Status
US Citizen
Phone Number
+1 (323) 301-2210
Social Security Number
265-22-6312
Profession/Occupation
Developer
Official Address
Street
123 Joint Address
City
Joint City
Country
United States
State
California
Zip Code
94153

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Financial Questionnaire

Save changes

Back

The investors had a combined annual gross income last year of:

$85,000 to $149,999

The investors have a combined net worth of:

$500,000 to $1,000,000

Do you invest in stocks?

(●) Often ( ) Occasionally ( ) Seldom ( ) Never

Do you invest in mutual funds?

( ) Often ( ) Occasionally ( ) Seldom (●) Never

Do you invest in real estate other than your home?

( ) Often ( ) Occasionally (●) Seldom ( ) Never

Do you invest in non-liquid securities?

( ) Often ( ) Occasionally (●) Seldom ( ) Never

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?

(●) Yes ( ) No

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Review

Please carefully review your personal information, including **your name**, **SSN** and **date of birth**, as you will not be able to modify the information after confirmation.

Review & Confirm

Back

Investment Information

Amount
$10,000.00

REIT
Rich Uncles NNN REIT

Dividend Reinvestment
No

Edit Investments Details

Financial Questionnaire

Annual Income
$85,000 to $149,999

Net Worth
$500,000 to $1,000,000

Do you invest in stocks?
Often

Do you invest in mutual funds?
Never

Do you invest in real estate other than your home?
Seldom

Do you invest in non-liquid securities?
Seldom

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?
Yes

Personal Information

Personal Details
Lina test
February 15, 1944
US Citizen

Contact Information
linatesting62216@richuncles.com
+1 323-301-5878

Social Security Number
652-65-5632

Subject to Backup Tax Withholding
No

Resident address
123 Test Street
Test City, 95412
California, United States

Profession/Occupation
Teacher

Edit Personal Details

Joint Investment Account

Joint Account Type
Tenants in Common

Alternative Email Address
alternative@richuncles.com

Alternative Phone Number
+1 (323) 523-5623

Subject to Backup Tax Withholding
No

Bank Account Number
45656654665

Bank Routing Number
23154126451

Edit Account Details

Review & Confirm

Back

Edit Account Details

Review & Confirm

Back

Joint Investor Information

Jointee Details

Jane Smith
05/16/1944
US Citizen

Jointee Contact Information

+1 (323) 301-2210

Social Security Number

265-22-6312

Profession/Occupation

Developer

Address

123 Joint Address
Joint City, 94153
California, United States



My Account
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Properties
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lina
Invest Now
Investment
Account Information
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Sign
Purchase Shares
Initial & Sign
Sign & Continue
Confirm and Sign
In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):
A. PROSPECTUS DELIVERY
I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.
B. TAXPAYER INFORMATION
The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.
C. FINANCIAL SUITABILITY STANDARDS
I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)
Sign Here
D. STATE SUITABILITY STANDARDS
The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor's investment does not exceed ten percent

charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.

Sign & Continue

B. TAXPAYER INFORMATION

The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor's investment does not exceed ten percent (10%) of the investor's net worth.

Signatures

Please type in your name to sign

Investor one

Please type Joint name in the box to sign

Investor two



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ACH Payment
The ACH (Automated Clearing House) payment choice is a federally regulated electronic transfer method from one bank account to another. Each transfer is double validated, where the first person initiates the transaction(s) and a federally trusted approver, confirms the validity of all transactions before the information is sent to bank for processing. The whole transfer is secure and anonymous.
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BBB Accredited Business | A+ Rating
Call us 1-855-Rich-Uncles
My Account
How it Works
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Properties
Stories
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lina
Invest Now
Lina test & Jane Smith
Account Overview
TOTAL ACCOUNT VALUE
$0.00
HISTORICAL CASH DIVIDENDS PAID
6.5%
DIVIDEND YIELD TO DATE
0%
UNTIL NEXT CASH DIVIDEND
13 days
JUN 5
JUL 5
TOTAL DISTRIBUTION
$0.00
Reinvest Now
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Recently Purchased Properties
Acquired this year
Accredo Health Group / Express Scripts, FL
My Documents
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Investments
Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
TOTAL INVESTMENT VALUE
$0.00
TOTAL SHARES
0.0000
PENDING TRANSACTIONS
$0.00
TOTAL DISTRIBUTION
$0.00
UNTIL NEXT CASH DIVIDEND
13 days
JUL 5
Investment documents
View transaction history
Prospectus
Turn on Dividend Reinvesting to purchase more Shares.


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Created at
Investment Form
Lina test & Jane Smith
June 23, 2016
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Costa Mesa, CA 92626
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Investment Form

RICH UNCLES NNN REIT
SUBSCRIPTION AGREEMENT

1. Investment

Date 6/23/2016

US $500 minimum at US $10 per Share $ 10,000.00

2. Investment Type (Check One Box Only)

- [ ] Individual
- [ ] Joint Tenants [1]
- [x] Tenants in Common [1]
- [ ] Community Property [1]
- [ ] Trust [2]
- [ ] Solo 401K
- [ ] Pension Plan [2]
- [ ] Profit Sharing Plan [2]
- [ ] KEOGH Plan [2]
- [ ] Other [2]
- [ ] Corporation [2]
- [ ] Traditional IRA
- [ ] Simple IRA
- [ ] SEP IRA
- [ ] ROTH IRA
- [ ] Partnership/LLC

☐ **Solo 401K**

1. All parties must sign.
2. Please attach pages of Trust/Plan document (or corporate/entity resolution) which lists the name of Trust/Plan/Entity, Trustees/officers or authorized signatories, signatures and date.

3. Investor Information

Investor 1 Name	Lina test				
US Tax ID#	652-65-5632	**Date of Birth**	2/15/1944		
Profession / Occupation	Teacher	**Street Address**	123 Test Street		
City	Test City	**State**	CA	**Postal Code**	95412
Phone (day)	+1 323-301-5878	**Phone (evening)**			
Email	linatesting62216@richuncles.com	NOTE: You will receive investor communications electronically via email			
Investor 2 Name	Jane Smith				

3. Investor Information (Cont.)

City		State		Postal Code	
US Tax ID#	265-22-6312	Date of Birth	5/16/1944		
Profession / Occupation	Developer	Optional Mailing Address			

☐ I wish to receive written communications sent to my mailing address

☒ US Citizen

☐ Foreign citizen, Country

☐ US Citizen residing outside the US

☐ Check here if you are subject to backup withholding

4. Account Title

Please print names in which shares of common stock are to be registered. Include trust/entity name if applicable. If IRA or qualified plan, include both custodian and investor names and IRA account number. If the same as in Section 3, please write "SAME".

Title Line 1	Lina test & Jane Smith

Please print names in which shares of common stock are to be registered. Include trust/entity name if applicable. If IRA or qualified plan, include both custodian and investor names and IRA account number. If the same as in Section 3, please write "SAME".

Title Line 1 Lina test & Jane Smith

Title Line 2 Tenants in Common

US Tax ID# 652-65-5632 **Secondary US Tax ID#** 265-22-6312

5. Custodian/Trustee/Entity Information

CUSTODIAN/ TRUSTEE/ENTITY **Name**

Address 1

Phone **Email**

CUSTODIAN/TRUSTEE/ENTITY **Tax Identification Number**

Investor's Account Number with CUSTODIAN/TRUSTEE/ENTITY

For Custodian Accounts, such as IRAs and other qualified plans, a completed copy of this investment form should be sent directly

6. Financial Questionnaire

The Investor had an annual gross income last year of	$85,000 to $149,999
The Investor has a net worth of	$500,000 to $1,000,000

Do you invest in stocks?	☒	Often	☐	Occasionally	☐	Seldom	☐	Never
Do you invest in mutual funds?	☐	Often	☐	Occasionally	☐	Seldom	☒	Never
Do you invest in real estate other than your home?	☐	Often	☐	Occasionally	☒	Seldom	☐	Never
Do you invest in non-liquid securities?	☐	Often	☐	Occasionally	☒	Seldom	☐	Never
Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?					☒	Yes	☐	No

7. Investor Initials and Signatures

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Initials

[initials]

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing

B. TAXPAYER INFORMATION

(REQUIRED FOR US CITIZENS) The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.) The investment I propose to make herein will not exceed 10% of my net worth, as defined above.

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor' s investment does not exceed ten percent (10%) of the investor' s net worth.

8. Dividend Reinvestment Program – Optional

8. Dividend Reinvestment Program – Optional

☐ I wish to participate in the REIT's Dividend Reinvestment Program as described in the Prospectus. If you do not wish to reinvest your dividends, please provide the following information:

Account Number	45656654665
Routing Number	23154126451

NOTE: To receive cash dividends, bank account details are required. If left blank, dividends will be reinvested to purchase additional shares.

9. Signatures

A. INDIVIDUAL INVESTOR, JOINT TENANTS, TENANTS IN COMMON OR COMMUNITY PROPERTY

Signature – Investor 1	Signature – Investor 2
Lina test	*Jane Smith*

B. FOR OTHER INVESTORS (PENSION PLAN, IRA, CORPORATION, PARTNERSHIP, LLC, TRUST, etc.)

Print Name of Entity (Investor)	
Print Name of Authorized Representative	By:



BBB Accredited Business | A+ Rating
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LINA
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Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
How much would you like to invest?
$ 10,000
= 1,000.0000 shares
How would you like to receive your dividends?
I want to reinvest my dividends
Elect to reinvest your dividends to see a compound benefit.
I want to be paid out in cash
Your dividend earnings will be deposited into your bank account each month.
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich- Uncles or email at Prospectus-NNN@RichUncles.com, or by clicking this hyperlink:here


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Personal Information
Please enter your information as it appears on your legal documents
Personal Details
First name
Lina
Last name
Test
Date of Birth
01/15/1988
Citizenship Status
US Citizen
Social Security Number
894-56-1236
Subject to Backup Tax Withholding
No
Yes
Marital Status
Single
Profession/Occupation
Teacher
Resident address
Street
123 Street
City
City
Country
United States
State
California
Zip Code
91523
Save changes
Cancel


Name of Trust
Test Trust
Trust Email
trust@richuncles.com
Save changes
Cancel
Trust Phone
+1 (323) 594-5625
Use Trustee's SSN
Enter Trust's TIN
Social Security Number
Subject to Backup Tax Withholding
No
Yes
Street
123 Trust
City
Trust
Country
United States
State
California
Zip Code
92561

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Financial Questionnaire

Save changes

Back

The beneficiary or the fiduciary had an annual gross income last year of:

$85,000 to $149,999

The beneficiary or the fiduciary has a net worth of:

$500,000 to $1,000,000

Do you invest in stocks?

○ Often ● Occasionally ○ Seldom ○ Never

Do you invest in mutual funds?

○ Often ● Occasionally ○ Seldom ○ Never

Do you invest in real estate other than your home?

● Often ○ Occasionally ○ Seldom ○ Never

Do you invest in non-liquid securities?

○ Often ○ Occasionally ● Seldom ○ Never

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?

● Yes ○ No

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Review

Please carefully review your personal information, including **your name**, **SSN** and **date of birth**, as you will not be able to modify the information after confirmation.

Review & Confirm

Back

Investment Information

Amount
$10,000.00

REIT
Rich Uncles NNN REIT

Dividend Reinvestment
Yes

Edit Investments Details

Financial Questionnaire

Annual Income
$85,000 to $149,999

Net Worth
$500,000 to $1,000,000

Do you invest in stocks?
Occasionally

Do you invest in mutual funds?
Occasionally

Do you invest in real estate other than your home?
Often

Do you invest in non-liquid securities?
Seldom

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?
Yes

Personal Information

Personal Details
Lina Test
January 15, 1988
US Citizen

Contact Information
linatesting13434@richuncles.com
+1 323-320-1245

Social Security Number
894-56-1236

Subject to Backup Tax Withholding
No

Resident address
123 Street
City, 91523
California, United States

Profession/Occupation
Teacher

Edit Personal Details

Trust Investment Account

Trust Name
Test Trust

Trust Email
trust@richuncles.com

Trust Phone
+1 (323) 594-5625

Alternative Mailing Address
123 Trust
Trust, 92561
California, United States

Tax ID
894-56-1236

Subject to Backup Tax Withholding
No

Edit Account Details

Review & Confirm

Back

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Initial & Sign

Sign & Continue

Confirm and Sign

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

A. PROSPECTUS DELIVERY
I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.

B. TAXPAYER INFORMATION
The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

Sign Here

C. FINANCIAL SUITABILITY STANDARDS
I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

Sign Here

D. STATE SUITABILITY STANDARDS

electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.

Sign & Continue

B. TAXPAYER INFORMATION

The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor's investment does not exceed ten percent (10%) of the investor's net worth.

Signatures

Please type in your name to sign

Test Trustee

Investment · Account Information · Review & Confirm · Sign · Purchase Shares

ACH Payment

The ACH (Automated Clearing House) payment choice is a federally regulated electronic transfer method from one bank account to another. Each transfer is double validated, where the first person initiates the transaction(s) and a federally trusted approver, confirms the validity of all transactions before the information is sent to bank for processing. The whole transfer is secure and anonymous.

Choose Your Bank

Bank of America	citibank	Capital One	
NAVY FEDERAL Credit Union	PNC	SunTrust	TD
usbank	USAA	WELLS FARGO	Other

We also accept Wire Transfer and Checks


My Account
How it Works
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Test Trust
Account Overview
TOTAL ACCOUNT VALUE
$0.00
UNTIL NEXT CASH DIVIDEND
11 days
JUN 5
JUL 5
HISTORICAL CASH DIVIDENDS PAID
6.5%
DIVIDEND YIELD TO DATE
0%
TOTAL DISTRIBUTION
$0.00
Reinvest Now
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Recently Purchased Properties
Acquired this year
Accredo Health Group / Express Scripts, FL
My Documents
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Investments
Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
TOTAL INVESTMENT VALUE
$0.00
TOTAL SHARES
0.0000
PENDING TRANSACTIONS
$0.00
TOTAL DISTRIBUTION
$0.00
UNTIL NEXT CASH DIVIDEND
11 days
JUL 5
Investment documents
View transaction history
Prospectus
Turn off Dividend Reinvestment
June 24, 2016
STATUS
AMOUNT
Cancel
Finish


My Account
How it Works
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Properties
Stories
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Lina
Invest Now
Account Overview
TOTAL ACCOUNT VALUE
$0.00
UNTIL NEXT CASH DIVIDEND
11 days
JUN 5
JUL 5
You have 1 pending transactions ...
Reinvest Now
Sell Shares
Recently Purchased Properties
Acquired this year
Accredo Health Group / Express Scripts, FL
My Documents
Account Settings
Investments
Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
TOTAL INVESTMENT VALUE
$0.00
TOTAL SHARES
0.0000
PENDING TRANSACTIONS
$10,000.00
TOTAL DISTRIBUTION
$0.00
UNTIL NEXT CASH DIVIDEND
11 days
JUL 5
Investment documents
View transaction history
Prospectus
Turn off Dividend Reinvestment


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Document
Created at
Investment Form
Test Trust
June 24, 2016
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Investment Form

RICH UNCLES NNN REIT
SUBSCRIPTION AGREEMENT

1. Investment

Date 6/24/2016

US $500 minimum at US $10 per Share | $ 10,000.00

2. Investment Type (Check One Box Only)

☐ Individual	☐ Pension Plan [2]	☐ Traditional IRA
☐ Joint Tenants [1]	☐ Profit Sharing Plan [2]	☐ Simple IRA
☐ Tenants in Common [1]	☐ KEOGH Plan [2]	☐ SEP IRA
☐ Community Property [1]	☐ Other [2]	☐ ROTH IRA
☒ Trust [2]	☐ Corporation [2]	☐ Partnership/LLC
☐ Solo 401K		

3. Investor Information

Investor 1 Name	Lina Test				
US Tax ID#	894-56-1236	**Date of Birth**	1/15/1988		
Profession / Occupation	Teacher	**Street Address**	123 Street		
City	City	**State**	CA	**Postal Code**	91523
Phone (day)	+1 323-320-1245	**Phone (evening)**			
Email	linatesting13434@richuncles.com	NOTE: You will receive investor communications electronically via email			
Investor 2 Name					

1/4

3. Investor Information (Cont.)

City	Trust	State	CA	Postal Code	92561
US Tax ID#		Date of Birth			
Profession / Occupation		Optional Mailing Address	123 Trust		

☐ I wish to receive written communications sent to my mailing address

☒ US Citizen

☐ Foreign citizen, Country

☐ US Citizen residing outside the US

☐ Check here if you are subject to backup withholding

4. Account Title

Please print names in which shares of common stock are to be registered. Include trust/entity name if applicable. If IRA or qualified plan, include both custodian and investor names and IRA account number. If the same as in Section 3, please write "SAME".

Title Line 1	Test Trust
Title Line 2	Lina Test, Trustee

CUSTODIAN/ TRUSTEE/ENTITY
Name Test Trust

Address 1 123 Trust, Trust, 92561 CA

Phone **Email**

CUSTODIAN/TRUSTEE/ENTITY
Tax Identification Number

Investor's Account Number with CUSTODIAN/TRUSTEE/ENTITY

For Custodian Accounts, such as IRAs and other qualified plans, a completed copy of this investment form should be sent directly to the Custodian who will then forward the necessary documentation and payment to Rich Uncles NNN REIT.

6. Financial Questionnaire

The Investor had an annual gross income last year of	$85,000 to $149,999
The Investor has a net worth of	$500,000 to $1,000,000

6. Financial Questionnaire

The Investor had an annual gross income last year of	$85,000 to $149,999
The Investor has a net worth of	$500,000 to $1,000,000

Do you invest in stocks?	☐ Often	☒ Occasionally	☐ Seldom	☐ Never
Do you invest in mutual funds?	☐ Often	☒ Occasionally	☐ Seldom	☐ Never
Do you invest in real estate other than your home?	☒ Often	☐ Occasionally	☐ Seldom	☐ Never
Do you invest in non-liquid securities?	☐ Often	☐ Occasionally	☒ Seldom	☐ Never
Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?			☒ Yes	☐ No

7. Investor Initials and Signatures

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Initials

LT

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this

Initials

LT

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov.

LT

B. TAXPAYER INFORMATION

(REQUIRED FOR US CITIZENS) The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

LT

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.) The investment I propose to make herein will not exceed 10% of my net worth, as defined above.

LT

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor' s investment does not exceed ten percent (10%) of the investor' s net worth.

8. Dividend Reinvestment Program – Optional

☒ I wish to participate in the REIT's Dividend Reinvestment Program as described in the Prospectus. If you do not wish to reinvest your dividends, please provide the following information:

Account Number

Routing Number

NOTE: To receive cash dividends, bank account details are required. If left blank, dividends will be reinvested to purchase additional shares.

9. Signatures

A. INDIVIDUAL INVESTOR, JOINT TENANTS, TENANTS IN COMMON OR COMMUNITY PROPERTY

Signature – Investor 1	Signature – Investor 2

B. FOR OTHER INVESTORS (PENSION PLAN, IRA, CORPORATION, PARTNERSHIP, LLC, TRUST, etc.)

Print Name of Entity (Investor)	Test Trust
Print Name of Authorized Representative	By: Lina Test
Title	

Signature (Investor)



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Investment Information
Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
How much would you like to invest?
$ 50,000
= 5,000.0000 shares
How would you like to receive your dividends?
I want to reinvest my dividends
Elect to reinvest your dividends to see a compound benefit.
I want to be paid out in cash
Your dividend earnings will be deposited into your bank account each month.
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich- Uncles or email at Prospectus-NNN@RichUncles.com, or by clicking this hyperlink here
Continue


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Your Existing Investment Accounts
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Individual
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Entity
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Personal Information
Please enter your information as it appears on your legal documents
Save changes
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Personal Details
First name
Lina
Last name
Test
Date of Birth
01/15/1988
Citizenship Status
US Citizen
Social Security Number
894-56-1236
Subject to Backup Tax Withholding
No
Yes
Marital Status
Single
Profession/Occupation
Teacher
Resident address
Street
123 Street
City
City
Country
United States
State
California
Zip Code
91523


Entity Investment Account
Save changes
Cancel
Type
Partnership/LLC
Name
ABC Company LLC
Your Position in Entity
Managing Director
Entity Email
testing@richuncles.com
Entity Phone
+1 (323) 301-2623
Address
Street
123 Address
City
Test
Country
United States
State
California
Zip Code
92461
Tax Information
Tax ID
45-6644565

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Review

Review & Confirm

Back

Investment Information

Amount
$50,000.00

REIT
Rich Uncles NNN REIT

Dividend Reinvestment
Yes

Edit Investments Details

Financial Questionnaire

Annual Income
Over $250,000

Net Worth
$500,000 to $1,000,000

Do you invest in stocks?
Often

Do you invest in mutual funds?
Often

Do you invest in real estate other than your home?
Occasionally

Do you invest in non-liquid securities?
Occasionally

Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?
Yes

Edit Financial Questionnaire

Personal Information

Personal Details
Lina Test
January 15, 1988
US Citizen

Contact Information
linatesting13434@richuncles.com
+1 323-320-1245

Social Security Number
894-56-1236

Subject to Backup Tax Withholding
No

Resident address
123 Street
City, 91523
California, United States

Profession/Occupation
Teacher

Edit Personal Details

Entity Investment Account

Entity Type
Partnership/LLC

Entity Name
ABC Company LLC

Your Position in Entity
Managing Director

Entity Email
testing@richuncles.com

Entity Phone
+1 (323) 301-2623

Alternative Mailing Address
123 Address
Test, 92461
California, United States

Tax ID
45-6644565

Subject to Backup Tax Withholding
Yes

Edit Account Details

Review & Confirm

Back

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Initial & Sign

Sign & Continue

Confirm and Sign

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.

B. TAXPAYER INFORMATION

The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

Sign Here

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

Sign Here

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual

charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, Rich Uncles will arrange to send you the prospectus if you request it by calling toll free (855-742-4862) or email at Prospectus-NNN@richuncles.com, or by clicking here.

Sign & Continue

B. TAXPAYER INFORMATION

The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.)

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor's investment does not exceed ten percent (10%) of the investor's net worth.

Signatures

Please type in your name to sign

Investment | Account Information | Review & Confirm | Sign | Purchase Shares

Fund by Wire Transfer

Transaction ID: 14754

Domestic Wire Transfer:
Routing Number: 122242869
Bank Name: Pacific Mercantile Bank
Address: 450 Newport Center Drive, Suite 100
Newport Beach, CA 92660
Account Number: 0001756600
Account Title: Rich Uncles NNN REIT

Pay via ACH

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Investment | Account Information | Review & Confirm | Sign | Purchase Shares

You have selected to send us a bank wire to purchase **5,000.0000 shares**.

After you complete the wire transfer, please allow up to 3 business days for funds to process and to receive your electronic share certificate.

You can also fund your investment by submitting a one time electronic payment online. Go back to change it.

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Test Trust
ABC Company LLC
Account Overview
TOTAL ACCOUNT VALUE
$0.00
UNTIL NEXT CASH DIVIDEND
11 days
JUN 5
JUL 5
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Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
TOTAL INVESTMENT VALUE
$0.00
TOTAL SHARES
0.0000
PENDING TRANSACTIONS
$50,000.00
TOTAL DISTRIBUTION
$0.00
UNTIL NEXT CASH DIVIDEND
11 days
JUL 5


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Investment Form
ABC Company LLC
June 24, 2016
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Investment Form
Test Trust
June 24, 2016
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Investment Form

RICH UNCLES NNN REIT
SUBSCRIPTION AGREEMENT

1. Investment

Date 6/24/2016

US $500 minimum at US $10 per Share $ 50,000.00

2. Investment Type (Check One Box Only)

☐ Individual	☐ Pension Plan [2]	☐ Traditional IRA
☐ Joint Tenants [1]	☐ Profit Sharing Plan [2]	☐ Simple IRA
☐ Tenants in Common [1]	☐ KEOGH Plan [2]	☐ SEP IRA
☐ Community Property [1]	☐ Other [2]	☐ ROTH IRA
☐ Trust [2]	☐ Corporation [2]	☒ Partnership/LLC
☐ Solo 401K		

1 All parties must sign.

2 Please attach pages of Trust/Plan document (or corporate/entity resolution) which lists the name of Trust/Plan/Entity, Trustees/officers or authorized signatories, signatures and date.

Investor 1 Name	Lina Test				
US Tax ID#	894-56-1236	Date of Birth	1/15/1988		
Profession / Occupation	Teacher	Street Address	123 Street		
City	City	State	CA	Postal Code	91523
Phone (day)	+1 323-320-1245	Phone (evening)			
Email	linatesting13434@richuncles.com	NOTE: You will receive investor communications electronically via email			
Investor 2 Name					

1/4

3. Investor Information (Cont.)

City		State		Postal Code	
US Tax ID#		Date of Birth			
Profession / Occupation		Optional Mailing Address			

4. Account Title

Please print names in which shares of common stock are to be registered. Include trust/entity name if applicable. If IRA or qualified plan, include both custodian and investor names and IRA account number. If the same as in Section 3, please write "SAME".

Title Line 1	ABC Company LLC		
Title Line 2	Lina Test, Managing Director		
US Tax ID#	45-6644565	**Secondary US Tax ID#**	

5. Custodian/Trustee/Entity Information

CUSTODIAN/ TRUSTEE/ENTITY **Name**	ABC Company LLC		
Address 1	123 Address, Test, 92461 CA		
Phone		**Email**	testing@richuncles.com
CUSTODIAN/TRUSTEE/ENTITY **Tax Identification Number**	45-6644565		
Investor's Account Number with CUSTODIAN/TRUSTEE/ENTITY			

For Custodian Accounts, such as IRAs and other qualified plans, a completed copy of this investment form should be sent directly to the Custodian who will then forward the necessary documentation and payment to Rich Uncles NNN REIT.

6. Financial Questionnaire

The Investor had an annual gross income last year of	Over $250,000
The Investor has a net worth of	$500,000 to $1,000,000

	Often	Occasionally	Seldom	Never
Do you invest in stocks?	☒	☐	☐	☐
Do you invest in mutual funds?	☒	☐	☐	☐
Do you invest in real estate other than your home?	☐	☐	☐	☐
Do you invest in non-liquid securities?	☐	☒	☐	☐

	Yes	No
Do you believe you have sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of an investment in our Company?	☒	☐

7. Investor Initials and Signatures

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Initials

LT

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov.

7. Investor Initials and Signatures

In order to induce Rich Uncles NNN REIT to accept this investment, I hereby represent and warrant as follows (initial all Sections that apply to you):

Initials

LT

A. PROSPECTUS DELIVERY

I agree to receive the prospectus for the Company's common stock and other information regarding my investment in electronic format from the Company's website. I acknowledge receipt of the prospectus in electronic format. I may withdraw my consent to receive this information in electronic format at any time by notifying the Company in writing or via email. Information provided in electronic will remain available on the Company's website. I may request this information by mailing a written request to the Company at 3080 Bristol Street, Suite 550, Costa Mesa, California 92626. Delivery charges may apply to prospectuses and information requested in writing. The Company's prospectuses are always available for public inspection at the website of the Securities and Exchange Commission, www.sec.gov.

LT

B. TAXPAYER INFORMATION

(REQUIRED FOR US CITIZENS) The investor signing below, under penalties of perjury, certifies that (i) the number shown above is my correct taxpayer identification number, (ii) I am not subject to backup withholding because I am exempt from back up withholding, (iii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding, and (iv) I am a U.S. Citizen (including a U.S. resident alien). We are required by law to obtain and record certain personal information from you or persons on your behalf in order to accept your Investment. If you do not provide the information or documentation, we may not be able to accept your Investment. By signing this Investment form, you agree to provide this information and confirm that this information is true and correct.

LT

C. FINANCIAL SUITABILITY STANDARDS

I have (i) an annual gross income of at least US$70,000 and a net worth of at least US$70,000; and/or (ii) a net worth of at least US$250,000. (Net worth in all cases should be calculated excluding the value of your home, furnishings and automobiles. In the case of sales to fiduciary accounts, these suitability standards must be met by the fiduciary account, or by the person who directly or indirectly supplied the funds for the purchase of the Shares if such person is the fiduciary.) The investment I propose to make herein will not exceed 10% of my net worth, as defined above.

LT

D. STATE SUITABILITY STANDARDS

The investor is a resident of the state of California and has either (a) a net worth of at least $250,000 or (b) a gross annual income of at least $75,000 and a net worth of at least $75,000. The investor' s investment does not exceed ten percent (10%) of the investor' s net worth.

☒ I wish to participate in the REIT's Dividend Reinvestment Program as described in the Prospectus. If you do not wish to reinvest your dividends, please provide the following information:

Account Number	
Routing Number	

NOTE: To receive cash dividends, bank account details are required. If left blank, dividends will be reinvested to purchase additional shares.

9. Signatures

A. INDIVIDUAL INVESTOR, JOINT TENANTS, TENANTS IN COMMON OR COMMUNITY PROPERTY

Signature – Investor 1	Signature – Investor 2

B. FOR OTHER INVESTORS (PENSION PLAN, IRA, CORPORATION, PARTNERSHIP, LLC, TRUST, etc.)

Print Name of Entity (Investor)	ABC Company LLC
Print Name of Authorized Representative	By: Lina Test
Title	Managing Director

Signature (Investor)

Lina Test



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Investment Information
Rich Uncles NNN REIT (Single-Tenant Triple Net Properties)
How much would you like to invest?
$ 10,000
= 1,000.0000 shares
How would you like to receive your dividends?
I want to reinvest my dividends
Elect to reinvest your dividends to see a compound benefit.
I want to be paid out in cash
Your dividend earnings will be deposited into your bank account each month.
Rich Uncles NNN REIT, Inc. has filed a registration statement (including prospectus) with the US Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should carefully read the prospectus in the registration statement and the other documents Rich Uncles NNN REIT, Inc. has filed with the SEC for more complete information about Rich Uncles NNN REIT's securities offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Rich Uncles NNN REIT, Inc. will arrange to send you the prospectus if you request it by calling toll free 855-Rich- Uncles or email at Prospectus-NNN@RichUncles.com, or by clicking this hyperlink here
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